UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

KBW, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KBW, Inc.
787 Seventh Avenue
New York, New York 10019

April 27, 2009
Dear Stockholder:
     You are cordially invited to attend the 2009 Annual Meeting of Stockholders of KBW, Inc. The meeting will be held at 10:00 a.m., New York time, on Tuesday, June 9, 2009, at the AMA New York Executive Conference Center, located at 1601 Broadway (between 48th and 49th streets), New York, New York 10019.
     The accompanying Notice of the 2009 Annual Meeting of Stockholders and the 2009 Proxy Statement describe the items to be considered and acted upon by stockholders at the Annual Meeting.
     Please note our procedures for admission to the Annual Meeting, which are described in the Notice of the 2009 Annual Meeting of Stockholders.
     If you own shares of record and received printed proxy materials, you will find enclosed a proxy card or cards and an envelope in which to return the card(s). If you own shares of record and elected to receive the proxy materials electronically, you will receive an e-mail message with instructions on how to vote. Similarly, if you own shares of record and received a notice of the Internet availability of the proxy materials in the mail, such notice also contains instructions on how to vote. Whether or not you plan to attend the Annual Meeting, please sign, date and return your enclosed proxy card(s), or vote over the phone or Internet, as soon as possible so that your shares can be voted in accordance with your instructions.
     You can revoke your proxy before the Annual Meeting and issue a new proxy as you deem appropriate. You will find the procedures to follow if you wish to revoke your proxy under the question “Can I change my vote after I have submitted my proxy?” on page 5 of this Proxy Statement. Your vote is very important. I look forward to seeing you at the Annual Meeting.
     This Proxy Statement, along with our 2008 annual report and the proxy, is being distributed to stockholders on or about April 27, 2009.
Sincerely,
JOHN G. DUFFY
Chairman of the Board
and Chief Executive Officer

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF KBW, INC.
TO BE HELD ON TUESDAY, JUNE 9, 2009

KBW, Inc.
787 Seventh Avenue, New York, New York, 10019
NOTICE OF THE 2009 ANNUAL MEETING OF STOCKHOLDERS

Date:	Tuesday, June 9, 2009.

Time:	10:00 a.m., New York time.

Place:	AMA New York Executive Conference Center, 1601 Broadway (between 48th and 49th streets), New York, New York, 10019.

Purposes:	1. To elect three Class I directors to serve on the Board of Directors until the annual meeting in 2012,

2. To approve the KBW, Inc. 2009 Incentive Compensation Plan,

3. To ratify the appointment of KPMG LLP, the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2009, and

4. To transact such other business that may properly come before the meeting and any adjournments thereof.

Who Can Vote:	Stockholders at the close of business on April 13, 2009.

How You Can Vote:	You may vote your proxy by marking, signing and dating the enclosed proxy card and returning it as soon as possible using the enclosed envelope. You may also vote over the Internet as described on the proxy card or voting instruction card or on the notice of Internet availability of proxy materials, or you may vote over the telephone as described on the proxy card or voting instruction card. If you are receiving these proxy materials electronically, the e-mail message you received contains instructions for voting.

Who May Attend:	Only persons with either an admission ticket, evidence of stock ownership or who are guests of the Company may attend the meeting. Photo identification will be required (a driver’s license or passport is preferred).

•    If your shares are registered in your name: If you received printed proxy materials, you must bring the admission ticket attached to your proxy card. If you only received the notice of Internet availability of proxy materials or you elected to receive your proxy materials electronically, please contact Alan Oshiki with Investor Relations at (866) 529-2339 and request an admission ticket.

•    If your shares are registered in the name of a broker, trust, bank or other nominee: You must bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares, you will not be admitted to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 9, 2009:
The 2009 Notice and Proxy Statement and the 2008 annual report are available at www.proxyvote.com
By Authorization of the Board of Directors,
MITCHELL B. KLEINMAN
General Counsel and Corporate Secretary
New York, New York
April 27, 2009

Your Vote Is Important. Whether You Own One Share Or Many, Your Prompt Cooperation In Voting Your Proxy
Is Greatly Appreciated.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
     The Board of Directors (the “Board”) of KBW, Inc. (which we refer to as the “Company,” “KBW,” “we,” “our” or “us” in this Proxy Statement) is soliciting your proxy to vote your shares of common stock at the 2009 Annual Meeting of Stockholders (the “Meeting”).
Why did I receive this Proxy Statement?
     You received this Proxy Statement because you were a stockholder at the close of business on April 13, 2009, the record date, and are therefore entitled to vote at the Meeting. This Proxy Statement, the 2008 annual report and the accompanying proxy card or voting instruction card are being distributed to stockholders beginning on April 27, 2009. The Board is soliciting your proxy to give all stockholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.
What is the purpose of the Meeting?
     At the Meeting, stockholders will vote upon the matters outlined in the Notice of the 2009 Annual Meeting of Stockholders. These are expected to be:
•	the election of three Class I directors,

•	the approval of the KBW, Inc. 2009 Incentive Compensation Plan (the “2009 Incentive Plan”), and

•	the ratification of the appointment of KPMG LLP (“KPMG”), our independent registered public accounting firm.
What is a proxy?
     It is your designation of another person to vote stock you own. That other person is called a proxy. When you designate a proxy, you also may direct the proxy how to vote your shares. John G. Duffy, Robert Giambrone and Mitchell B. Kleinman, three of our executive officers, have been appointed by the Board as proxies for the Meeting. By completing and returning the enclosed proxy card or submitting your proxy by telephone or the Internet, you are giving the proxies the authority to vote your shares in the manner you indicate.
What is a proxy statement?
     It is a document that we are required to give you, in accordance with regulations of the Securities and Exchange Commission (the “SEC”), when we ask you to designate proxies to vote your shares of common stock at a meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the Meeting and certain other information required by the regulations of the SEC and the rules of the New York Stock Exchange (the “NYSE”).
What is the difference between a “stockholder of record” and a “street name” holder?
     These terms describe how your shares are held. If your shares are registered directly in your name with The Bank of New York Mellon Corporation, the Company’s stock transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder. Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares as described below under “How do I submit my proxy and vote my shares?”
Why did I receive multiple proxy cards or multiple notices of Internet availability of proxy materials in the mail?
     You may receive more than one proxy card or more than one notice of Internet availability of proxy materials because you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive these documents or other voting information from the broker, and you will return your proxy cards to them or otherwise follow their instructions for voting. In order to ensure that all of your shares are voted, you should vote with respect to all your accounts by completing and signing each proxy card, or by voting over the Internet or telephone as described below under “How do I submit my proxy and vote my shares?”

Who pays the cost of this proxy solicitation?
     We pay the costs of soliciting proxies. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of common stock.
Who is qualified to vote?
     You are qualified to receive notice of and to vote at the Meeting if you own shares of common stock at the close of business on our record date, which is Monday, April 13, 2009.
How many shares must be present to hold the Meeting?
     In accordance with the amended and restated bylaws of the Company (the “Company Bylaws”), shares equal to a majority of the voting power of the outstanding shares of common stock entitled to vote as of the record date must be present at the Meeting in order to hold the Meeting and conduct business. This is called a quorum. Your shares are counted as present at the Meeting if:
•	you are present and vote in person at the Meeting, or

•	you have properly and timely submitted your proxy.
How many shares of common stock may vote at the Meeting?
     As of April 13, 2009, there were 34,898,252 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented.
How do I submit my proxy and vote my shares?
     SEC rules enable us to provide access to our proxy materials over the Internet, as long as we mail a brief notice of the Internet availability of our proxy materials (the “Notice”) to stockholders that have not already requested printed copies. The Notice contains instructions on how to access and view our proxy materials online, describes the methods through which you may vote your shares and provides instructions on how to request printed materials if you prefer them.
     If you are a “stockholder of record,” you may submit your proxy and vote in any of the following ways:
•	if you received a printed set of proxy materials by mail, by completing and mailing the paper copy of the proxy card,

•	over the telephone by calling the toll free number that is listed on the proxy card, or

•	via the Internet using the website that is listed on either the proxy card or the Notice.
     The Internet and telephone voting procedures require you to authenticate your identity as a stockholder. If you are a stockholder of record and would like to submit your proxy by Internet, please refer to the instructions contained in the proxy card or the Notice, and if you would like to submit your proxy by telephone, please refer to the instructions in the proxy card only. If you vote via telephone or the Internet, please do not return a completed proxy card. Note that if you elected to receive these materials electronically, you did not receive a proxy card, and the e-mail message accompanying these materials contains your instructions for voting.
     If you hold your shares in “street name,” you must follow the instructions provided by your broker, bank, trust or other nominee to use in directing them how to vote your shares, which are similar to the voting procedures for stockholders of record. If you received the Notice from your broker, bank, trust or other nominee and subsequently requested a printed set of materials in the mail, you will receive from them a voting instruction card (not a proxy card) to use in directing them how to vote your shares.
Can I vote my shares in person at the Meeting?
     If you are a “stockholder of record,” you may vote your shares in person at the Meeting by completing a ballot at the Meeting. Even if you currently plan to attend the Meeting, we recommend that you also submit your proxy as described so your vote will be counted if you later decide not to attend. If you submit your vote by proxy and later decide to vote in person at the Meeting, the vote you submit at the Meeting will override your proxy vote.

     If you hold your shares in “street name,” you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the Meeting.
How can I attend the Meeting?
     Our stockholders are invited to attend the Meeting. In order to be admitted to the Meeting, you must present an admission ticket which is attached to the enclosed proxy card or which you may obtain by contacting Alan Oshiki with Investor Relations at (866) 529-2339, or in the alternative provide evidence of stock ownership. You will be asked to present valid photo identification, such as a driver’s license or passport, before being admitted to the Meeting. To help us plan for the Meeting, please let us know whether you expect to attend, by responding affirmatively when prompted during Internet or telephone voting or by marking the attendance box on the proxy card.
     If you are a “stockholder of record,” you must bring the admission ticket that is attached to your proxy card. If you have elected to receive your proxy materials electronically and therefore did not receive a physical admission ticket, please contact Alan Oshiki with Investor Relations at (866) 529-2339 and request an admission ticket.
     If you hold your shares in “street name,” you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or evidence that you own shares, you will not be admitted to the Meeting.
What are the Board’s recommendations on how I should vote my shares?
     The Board recommends that you vote your shares as follows:
•	FOR the election of each nominee for Class I director with a term expiring at the 2012 annual meeting of stockholders.

•	FOR the approval of the 2009 Incentive Plan.

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2009.
What vote is required to approve each proposal?
     Proposal 1 requires a plurality of the votes cast to elect each director, meaning that the three director nominees who receive the most votes cast at the Meeting in person or by proxy will be elected. Proposals 2 and 3 require the affirmative vote of a majority of those shares of common stock present in person or represented by proxy and entitled to vote thereon at the Meeting.
What are my choices when voting?
     As to Proposal 1, with respect to each nominee as director, you may cast your vote in favor of electing such nominee or withhold your vote for either or both nominees. As to Proposals 2 and 3, you may cast your vote in favor of or against such proposal, or you may elect to abstain from voting your shares.
How would my shares be voted if I do not specify how they should be voted?
     If you sign and return your proxy card or submit your proxy by telephone or the Internet without indicating how you want your shares to be voted, the proxies appointed by the Board will vote your shares as follows:
•	FOR the election of each nominee for Class I director with a term expiring at the 2012 annual meeting of stockholders.

•	FOR the approval of the 2009 Incentive Plan.

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2009.
     The persons identified in “What is a proxy?” above, and each of them, have been appointed as proxies by the Board.

How are votes withheld, abstentions and broker non-votes treated?
     Your vote is important. We urge you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters before the Meeting. If you properly submit your proxy but either withhold authority to vote or abstain from voting on one of more of the proposals, your shares will be deemed as “present” at the Meeting and will be counted both for quorum purposes and to calculate the vote on the particular proposal or proposals on which you abstained or withheld authority to vote. If you do not submit your proxy or voting instructions and do not vote by ballot at the Meeting, your shares will not be counted as present at the Meeting, unless you hold your shares in street name and the broker, bank, trust or other nominee has discretion to vote your shares (as described below) and does so. With respect to Proposal 1, votes withheld and abstentions will have no effect on the outcome of the vote. With respect to Proposals 2 and 3, votes withheld and abstentions will have the same effect as a vote against the matter.
     If you are a street name holder and fail to instruct the stockholder of record how you want to vote your shares on a particular matter, those shares are considered to be “uninstructed.” NYSE rules determine the circumstances under which member brokers of the NYSE may exercise discretion to vote “uninstructed” shares held by them on behalf of their clients who are street name holders. To the extent a broker, bank or other nominee has this discretion and does not exercise it, the uninstructed share will be referred to as a “broker non-vote.” Broker non-votes are counted for general quorum purposes. However, if a matter for which a broker does not have authority to vote should be properly presented for a vote at the Meeting, any broker non-votes will not be deemed to be “present” with respect to such matter.
     For Proposals 1 and 3, the rules permit member brokers (other than Keefe, Bruyette & Woods, Inc., our wholly-owned broker-dealer subsidiary (“Keefe”), for the reasons described below) to exercise voting discretion as to the uninstructed shares. The widely-publicized proposed amendments to the NYSE corporate governance and listing rules (the “NYSE Listing Rules”) to eliminate broker voting discretion for elections of directors have not yet been finalized or become effective. NYSE member brokers may not exercise voting discretion for Proposal 2 and uninstructed shares will therefore not be voted on this proposal.
     Keefe is a member broker of the NYSE and a stockholder of record with respect to shares of our common stock held in street name on behalf of our clients. Because Keefe is our affiliate, NYSE rules prohibit it from voting uninstructed shares, even on routine proposals. Keefe may vote uninstructed shares on any proposals only in the same proportion as the votes cast by all record holders on such matters.
Can I change my vote after I have submitted my proxy?
     You may revoke your proxy at any time before your proxy is voted at the Meeting by doing one of the following:
•	submitting a later-dated proxy by Internet or telephone before 11:59 p.m., New York time, on June 8, 2009,

•	submitting a later-dated proxy to our Office of the General Counsel at our principal executive offices located at 787 Seventh Avenue, New York, New York 10019, which must be received prior to the time of the Meeting,

•	sending a written notice of revocation to our Office of the General Counsel at our principal executive offices, which must be received prior to the time of the Meeting, stating that you revoke your proxy, or

•	attending the Meeting and voting your shares in person.
Who will count the votes?
     Representatives from Broadridge Financial Solutions, Inc. will count the votes and serve as our Inspectors of Election. The Inspectors of Election will be present at the Meeting.
     If you have any further questions about voting your shares or attending the Meeting, please call Alan Oshiki with Investor Relations at (866) 529-2339.

PROPOSAL 1
ELECTION OF CLASS I DIRECTORS
Composition of the Board and Director Biographies
     The full Board currently consists of seven directors. The Board is divided into three classes, with Class I having three directors and Classes II and III each having two directors. The directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the stockholders elect one class of directors at each annual meeting. The current composition of the Board is:

Class I Directors (term expiring at this Meeting)	John G. Duffy
Daniel M. Healy
Michael J. Zimmerman

Class II Directors (serving until the 2011 Meeting)	Andrew M. Senchak
Christopher M. Condron

Class III Directors (serving until the 2010 Meeting)	Thomas B. Michaud
James K. Schmidt
     The election of Class I directors will take place at the Meeting. At its meeting held on February 26, 2009, the Board approved the recommendation of the Corporate Governance and Nominations Committee (the “CG&N Committee”) that the current Class I directors each be nominated for election for a new three-year term.
     If elected, each Class I director nominee will serve on the Board until the 2012 annual meeting of stockholders, or until his successor is duly elected and qualified in accordance with the Company Bylaws. If any nominee should become unable to accept election, Messrs. Duffy, Giambrone and Kleinman, and each of them, as designated proxies, may vote for other person(s) selected by the Board or the named proxies. Management has no reason to believe that the nominees for election named below will be unable to serve.

Your Board Recommends that Stockholders
Vote FOR Each Class I Director Nominee Listed Below
Nominees For Election as Class I Directors With Terms, if Elected, Expiring at the 2012 Annual Meeting:
     John G. Duffy. Mr. Duffy, 59, has been Chairman, Chief Executive Officer and a director of KBW, Inc. since its formation in August 2005. He joined us in 1978 as manager of our Bank Watch Department evaluating credit ratings for financial institutions nationwide. He became a director of Keefe in 1990, was named its Co-CEO and President in 1999 and its Chairman and CEO in 2001. Prior to that, Mr. Duffy was Executive Vice President in charge of Keefe’s Corporate Finance Department. He is a graduate of the City College of New York. Mr. Duffy serves on the Board of Trustees of the Michael Smurfit Graduate School of Business, University College in Dublin, Ireland, as well as St. Michael’s College in Colchester, Vermont, and The Ursuline School in New Rochelle, New York. He is also Chairman of the Investment Committee of the Cardinal and Gold Fund of Cardinal Hayes High School in Bronx, New York and a director of the American Ireland Fund. He also serves on the Advisory Council of the Weissman Center for International Business at Baruch College.
     Daniel M. Healy. Mr. Healy, 66, has been a director of KBW, Inc. since October 2006. Beginning in 1992 and until its acquisition by Capital One Financial Corporation in December 2006, Mr. Healy served as Executive Vice President and Chief Financial Officer of North Fork Bancorporation, Inc. (“North Fork”), a New York based bank holding company. Mr. Healy had also been a member of the Board of Directors of North Fork since 2000. He currently serves as Executive Chairman of the board of directors of Herald National Bank (“Herald”), a publicly-held commercial bank in New York (NYSE Alternext US: HNB), and as a member of the board of directors and chairman of the audit committee of Hiscox LTD, a public company (LSE: HSX.L). In addition, Mr. Healy serves as a senior advisor to Permira Advisors, a private equity firm headquartered in London, and as a director of Harlem RBI, a not-for-profit organization.

     Michael J. Zimmerman. Mr. Zimmerman, 58, has been a director of KBW, Inc. since October 2007. Mr. Zimmerman is Executive Vice President and Chief Financial Officer of the Continental Grain Company (“Continental Grain”) and a member of the Investment Committee of Arlon Group, LLC, its investment subsidiary. Continental Grain is a diversified international agribusiness and investment firm, headquartered in New York City. Mr. Zimmerman is responsible for the financial and strategic initiatives within Continental Grain’s established operations, as well as investment activities in new and related areas. Prior to joining Continental Grain in 1996, Mr. Zimmerman was a Managing Director at Salomon Brothers, where he held numerous senior-level positions in the company’s investment banking and firm investment areas. Mr. Zimmerman is a Director and Chairman of Overseas Shipholding Group, Inc. and a Director of Financial Federal Corporation. He also serves as an Advisory Director of Smithfield Foods, Inc. and is active in several educational, religious and philanthropic organizations. He holds a Bachelor of Arts degree from Trinity College and is a graduate of the Harvard Business School, where he received a Master of Business Administration degree.
Continuing Class II Directors With Terms Expiring at the 2011 Annual Meeting:
     Andrew M. Senchak. Mr. Senchak, 62, has been President, Vice Chairman and a director of KBW, Inc. since its formation in August 2005. He has been with our Investment Banking Department since 1985. In 1997 he became a director of Keefe as well as head of the Investment Banking Department, and was elected its Vice Chairman and its President in 2001. Mr. Senchak stepped down as President of Keefe in 2006. Prior to joining the firm, Mr. Senchak taught Economics at Rutgers University and spent two and a half years in Brazil with the Peace Corps. He received a B.A. in Liberal Arts from Lafayette College and earned a Ph.D. in Economics from Columbia University. Mr. Senchak is a member of the Board of Trustees of Newark Academy in Livingston, N.J., the National September 11 Memorial & Museum at the World Trade Center, the KBW Family Fund and the MacDowell Colony. He is also on the board of WeatherWise USA, Inc., a private company.
     Christopher M. “Kip” Condron. Mr. Condron, 61, has been a director of KBW, Inc. since February 2007. He is the President, CEO and a director of AXA Financial, Inc., a multinational provider of diversified financial services, and the Chairman of the Board, President and CEO of AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and AXA Life and Annuity Company. Mr. Condron is also a member of the Management Board of AXA Financial’s parent, AXA (NYSE: AXA), a worldwide leader in financial protection and wealth management, and a director and Chairman of the Compensation Committee and member of each of the Corporate Governance and Executive Committees of AllianceBernstein Corporation, the General Partner of AXA Financial’s majority-owned subsidiary, AllianceBernstein Holdings, L.P. (NYSE: AB). He is Chairman of the Financial Services Roundtable, a director of Central Supply Corp. and a director of the American Council of Life Insurers. He is a director of the American Ireland Fund and serves as its Treasurer and Chairman of its Executive Committee, and is a trustee of the University of Scranton. Prior to joining AXA Financial in 2001, Mr. Condron was President and Chief Operating Officer of Mellon Financial Corporation and Chairman and Chief Executive Officer of its subsidiary, the Dreyfus Corporation.
Continuing Class III Directors With Terms Expiring at the 2010 Annual Meeting:
     Thomas B. Michaud. Mr. Michaud, 45, has been Chief Operating Officer, Vice Chairman and a director of KBW, Inc. since its formation in August 2005. Mr. Michaud’s primary responsibilities with the firm are to oversee our sales and trading businesses. He began his career with us in 1986 as a credit trainee in the Bank Watch Department and transferred to the Research Department before joining our Equity Sales Team in 1988. He was named Director of Equity Sales and Executive Vice President in 1999. He became a director of Keefe in 1999 and its Vice Chairman and Chief Operating Officer in 2001. He was elected President of Keefe in 2006. Mr. Michaud is a graduate of Middlebury College and earned an M.B.A. from the Stern School of Business at New York University. From 1994 until 2001 he was an elected member of the Representative Town Meeting of the Town of Greenwich, Connecticut. The Representative Town Meeting is the legislative body for the Town of Greenwich. He is also a member of the Board of Advisors of the Greenwich Chapter of the American Red Cross.
     James K. Schmidt. Mr. Schmidt, 58, has been a director of KBW, Inc. since June 2007. From 1998 until April 2007, Mr. Schmidt was an Executive Vice President of MFC Global Investment Management and its predecessor organizations. Mr. Schmidt joined MFC as Vice President and Portfolio Manager in 1985. He was named to the Investment Policy Committee in 1994 and was named Senior Investment Strategist in 2006. He served as the portfolio manager of the John Hancock Regional Bank Fund from its inception in 1985 until his retirement in April 2007. From 1991 until April 2007, Mr. Schmidt was a Vice President of the John Hancock Financial Trends Fund. Prior to joining MFC, Mr. Schmidt was a Portfolio Manager at the Hartford Insurance Group. Mr. Schmidt serves as a director of Vinfen Corporation, a not-for-profit organization, as a director and organizer of Herald National Bank (“Herald”), a publicly-held commercial bank in New York (NYSE Alternext US: HNB), and as a director of Boston Private Bank and Trust Company (“Boston Private”), a private banking and investment management firm. Mr. Schmidt is a Chartered Financial Analyst and a past President of the BancAnalysts Association of Boston. Mr. Schmidt received a B.S. from Brown University and an S.M. from the M.I.T. Sloan School of Management.

CORPORATE GOVERNANCE
Corporate Governance Guidelines and Codes of Ethics
     The Board has adopted corporate governance guidelines (the “Corporate Governance Guidelines”) which are available at www.kbw.com by first clicking “Investor Relations” and then “Corporate Governance.” The Corporate Governance Guidelines are also available in print to any stockholder who requests it. The Corporate Governance Guidelines, along with the charters of the Board committees, the Code of Business Conduct and Ethics (the “Code of Ethics”) and the supplement to the Code of Ethics applicable to the Chief Executive Officer and Senior Financial Officers (the “Supplemental Code of Ethics”), provide the framework for the corporate governance of the Company.
     The Board also adopted the Code of Ethics, which applies to all employees, officers and directors of the Company and its subsidiaries, as well as the Supplemental Code of Ethics. As of the date of this Proxy Statement, since their adoption no amendments to or waivers from either the Code of Ethics or the Supplemental Code of Ethics have been approved by the Board. The full text of each such code is available at www.kbw.com by first clicking “Investor Relations” and then “Corporate Governance,” and is available in print to any stockholder who requests it. We intend to disclose amendments to, or waivers from, each such code in accordance with the rules and regulations of the SEC and make such disclosures available on our web site. The CG&N Committee is responsible for overseeing and reviewing each of the Corporate Governance Guidelines, the Code of Ethics and the Supplemental Code of Ethics at least annually, and recommending any proposed changes to the Board for approval.
Director Independence
     In compliance with the NYSE Listing Rules and, in the case of the audit committee of the Board (the “Audit Committee”), Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each of the Board’s Audit Committee, compensation committee (the “Compensation Committee”) and CG&N Committee is comprised solely of independent members.
     The Board affirmatively determines, at least annually, the independence of each director and nominee for election as a director. To determine that a director or director nominee is independent the Board will, among other things, determine that no material relationship exists with the Company or management, and that none of the express disqualifications contained in the NYSE Listing Rules, and in the case of Audit Committee members Rule 10A-3 of the Exchange Act, apply to such person. The Board has determined that, under the NYSE Listing Rules, each of Daniel M. Healy, Christopher M. Condron, James K. Schmidt and Michael J. Zimmerman is an independent director. In reaching such a determination, the Board concluded that none of Messrs. Healy, Condron, Schmidt or Zimmerman:
•	had any material relationship with the Company (other than as a director), either directly or as a partner, stockholder or officer of another organization that has a relationship with the Company,

•	is an employee or has an immediate family member who is or has in the last three years been an executive officer of the Company,

•	receives, or has an immediate family member who receives, more than $120,000 (increased from $100,000 under the NYSE Listing Rules in September 2008) in direct compensation from the Company (other than director and committee fees),

•	is a partner or employee of the Company’s internal or external auditor, or within the last three years has been a partner or employee of the Company’s internal or external auditor and personally worked on the Company’s audit,

•	has an immediate family member who is or within the last three years was a partner or employee of the Company’s internal or external auditor, and personally works or worked (as the case may be) on the Company’s audit,

•	is employed or has an immediate family member who is employed as an executive officer of another company where any of the Company’s present executives serve on the compensation committee of that other company,

•	is an executive officer of a company that makes payment to or receives payments from the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues, or

•	is an executive officer of any charitable organization to which the Company has contributed an amount in any single fiscal year in excess of the greater of $1 million or 2% of the consolidated gross revenues of such charitable organization.

     The Board has further determined that each of Messrs. Healy, Condron, Schmidt and Zimmerman (i) satisfies the independence requirements for audit committee members set forth in Rule 10A-3 of the Exchange Act, (ii) qualifies as an “outside” director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and (iii) qualifies as a “non-employee” director within the meaning of Rule 16b-3 of the Exchange Act. Messrs. Duffy, Senchak and Michaud are not considered independent directors because they are our employees.
     As described in the summary of his business experience on page 6, Mr. Healy serves as Executive Chairman of the board of directors of Herald. In reviewing Mr. Healy’s independence, the Board considered the brokerage commissions paid to Keefe by Herald for sales of fixed income securities that were not owned by Keefe. Such commissions have not exceeded $120,000 in the aggregate since the beginning of the Company’s 2008 fiscal year. Separately, the Board noted that Mr. Healy serves as a director of Harlem RBI, a not-for-profit organization. The Company has in the past made charitable contributions to such organization, which contributions have not exceeded $120,000 in any year or since the beginning of the Company’s 2008 fiscal year, and may continue to make such contributions in the future.
     As described in the summary of his business experience on page 7, Mr. Condron serves in certain senior executive positions at AXA, a publicly traded company, and affiliates of AXA. In considering Mr. Condron’s independence, the Board reviewed several business relationships between the Company and entities affiliated with Mr. Condron. AXA Financial’s subsidiary, AXA Equitable Life Insurance Company, is the owner of the property at which the Company rents its New York office space pursuant to a lease that was entered into in an arm’s length transaction in 2001. Keefe also has been paid, and may continue to be paid, brokerage commissions for executing portfolio transactions for AXA Equitable sponsored funds, including EQ Advisors Trust, AXA Premier VIP Trust and AXA Offshore Trust. In addition, Keefe has been paid brokerage commissions for its execution of portfolio transactions for funds formerly sponsored by AXA Equitable, including AXA Enterprise Funds Trust, AXA Enterprise Multimanager Funds Trust and The Enterprise Group of Funds, Inc. Finally, Keefe has been paid brokerage commissions by or on behalf of AXA Financial’s majority-owned subsidiary, AllianceBernstein L.P. or an affiliate and may continue to be paid commissions by AllianceBernstein in the future. Separately, the Board noted that Mr. Condron is Treasurer and Chairman of the Executive Committee of the American Ireland Fund, a not-for-profit charitable organization, and serves as a member of its board of directors along with Mr. Duffy. The Company has in the past made charitable contributions to such organization, which contributions have not exceeded $120,000 in any year or since the beginning of the Company’s 2008 fiscal year, and may continue to make such contributions in the future.
     As described in the summary of his business experience on page 7, Mr. Schmidt is an organizer of Herald and serves as a member of its board of directors. In reviewing Mr. Schmidt’s independence, the Board considered the brokerage commissions paid to Keefe by Herald for sales of fixed income securities that were not owned by Keefe, which commissions have not exceeded $120,000 in the aggregate since the beginning of the Company’s 2008 fiscal year. The Board also considered the business relationships between the Company and Boston Private, for which Mr. Schmidt serves as a member of the board of directors. Keefe provided investment banking services to Boston Private Financial Holdings, Inc., a Massachusetts corporation and the parent company to Boston Private, in connection with an underwritten common stock offering for which Keefe received customary fees. Keefe has also been paid minimal brokerage commissions from sales of equity securities to Boston Private since the beginning of the Company’s 2008 fiscal year.
     The Board did not identify any transactions, relationships or arrangements requiring review or consideration with respect to a determination of Mr. Zimmerman’s independence.
     The Board has not adopted categorized standards other than those mandated by the NYSE or definitions of director relationships not deemed to be material in order to reach determinations of independence. In reaching its independence and other determinations with respect to each of Messrs. Healy, Condron, Schmidt and Zimmerman, the Board reviewed all the relevant facts and circumstances related to the business relationships described above, including but not limited to the dollar amounts involved and the fact that none of such directors received any special benefit from any of such relationships. The Board concluded that such directors did not have a direct or indirect material interest in such relationships and that such relationships were not otherwise material, either from the perspective of the director or the organizations with which the director had or has an affiliation.

Nominations for Directors
     Identifying Candidates
     The CG&N Committee is responsible for screening potential director candidates and recommending qualified candidates to the Board for nomination. The CG&N Committee will consider qualifications of nominees recommended by our stockholders. Written notice submitted by stockholders recommending the nomination of a person to the Board should be delivered to our Corporate Secretary at our principal executive offices as follows:
KBW, Inc.
Attn: Corporate Secretary
787 Seventh Avenue
New York, New York 10019
     Such stockholder must be a stockholder of record at the time notice is delivered to our Corporate Secretary and be entitled to vote at the meeting for the election of such director. In order to be considered for inclusion in the proxy statement and form of proxy for the 2010 annual meeting of stockholders, the stockholder’s notice must be delivered to our Corporate Secretary in accordance with the procedures and no later than deadline set forth in the Company Bylaws, which is not less than 60 days nor more than 90 days before the first anniversary of June 9, 2009. If the notice contains the requisite information set forth in the following paragraph, such notice will be forwarded to the CG&N Committee for review and consideration.
     In accordance with the Company Bylaws and the nominating policy adopted by the CG&N Committee, the notice must set forth, as to each person whom the stockholder proposes to nominate for election as a director:
•	the name, age, business address and residential address of such person,

•	the principal occupation or employment of such person,

•	the class and number of shares of our capital stock that are beneficially owned by such person, if any,

•	any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the Exchange Act, and

•	the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected;
and as to the stockholder giving the notice:
•	the name, and business address and residential address, as they appear on our stock transfer books, of such stockholder,

•	a representation that such stockholder is a stockholder of record and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice,

•	the class and number of shares of our capital stock beneficially owned by such stockholder, and

•	a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.
     The CG&N Committee may require any nominee to furnish additional information that may be needed in order to determine the eligibility of the nominee or the propriety of his or her nomination. In addition to the recommendations of our stockholders, the CG&N Committee may also consider director candidates recommended by our current or former directors or existing management. While it has not done so in the past, the CG&N Committee may also retain third party search firms to identify or evaluate potential nominees. The CG&N Committee will consider the attributes of candidates and the needs of the Board and, subject to the discussion below regarding incumbent directors, will review all candidates in the same manner, regardless of the source of the recommendation.
     Qualifications and Selection Process
     In assessing each potential candidate, the CG&N Committee will review the nominee’s financial literacy or financial expertise (as contemplated by applicable rules and regulations), age, career, experience and expertise in the investment banking and financial services industries, relevant technical skills, strength of character, ability to work collegially and such other factors the CG&N

Committee determines are pertinent in light of the needs of the Board and the size and diversity of the Board and its committees. The CG&N Committee may modify these minimum qualifications from time to time.
     The CG&N Committee will conduct the appropriate and necessary inquiries with respect to the backgrounds and qualifications of all director nominees, which may include review of an appropriate questionnaire completed by the nominee as well as personal interviews. The CG&N Committee will also review the independence of each candidate and other qualifications, as well as consider questions of possible material conflicts of interest between nominees and the Company. After the CG&N Committee has completed its review of a nominee’s qualifications and conducted the appropriate inquiries, it will make a determination whether to recommend the nominee for approval to the Board.
     It is the CG&N Committee’s policy, and is reflected in the Corporate Governance Guidelines, that the continuing service of qualified incumbent directors generally promotes stability and continuity and gives us the benefit of the familiarity and insight into our affairs that our directors accumulate during their tenure. Therefore, in considering candidates for election at annual meetings of stockholders, the CG&N Committee will first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board. The committee will then evaluate the qualifications and performance of the incumbent directors that desire to continue their service. In this regard, it will determine if the director continues to satisfy the minimum qualifications for director candidates and whether there exist any considerations against re-nomination. If the committee determines that an incumbent director continues to be qualified and has satisfactorily performed his or her duties during the preceding term, and there are otherwise no facts or circumstances that in the committee’s reasonable discretion should preclude such nominee from serving on the Board, then absent any special circumstances, the committee will propose the incumbent director for re-election.
Communications with the Board
     The Board maintains a process for stockholders and other interested parties to communicate with the Board and its committees by email, letter, or in certain circumstances, by telephone. The Company will initially receive and process communications and communications will be forwarded to the Board, to any committee or to individual directors as appropriate, depending on the facts and circumstances outlined in the communication. This communications process is more fully described on our website at www.kbw.com by first clicking “Investor Relations” and then “Corporate Governance.”

MEETINGS AND COMMITTEES OF THE BOARD
The Board
     Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board meetings and meetings of the Board committees on which they serve. The Board met six times during the 2008 fiscal year, all of which were regularly scheduled meetings, and approved several other actions by unanimous consent. All directors attended at least 75% of the total number of meetings of the Board and of the committees on which they served during fiscal 2008.
     It is our policy that directors are encouraged to attend each annual meeting of stockholders.
Meetings of Non-Management Directors
     The non-management directors meet in executive session at least once a year in regularly scheduled executive sessions, and may meet more often as necessary. Mr. Healy has been appointed by the non-management directors as presiding director for all executive sessions. His responsibilities as presiding director include:
•	setting the agenda for and leading the non-management director sessions,

•	briefing the Chairman and Chief Executive Officer on any issues arising from those sessions, and

•	acting as the principal non-exclusive liaison to the Chairman and Chief Executive Officer for the views, and any concerns and issues, of the non-management directors.
     Stockholders and other interested parties can communicate with the presiding director through the communications process referred to in “Communications with the Board” on page 11.
Committees of the Board
     The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee, the Compensation Committee and the CG&N Committee. In accordance with NYSE Listing Rules, each committee is comprised entirely of non-employee, independent directors. The table below shows current membership for each of these Board committees.

Corporate Governance and
Audit Committee	Nominations Committee	Compensation Committee
Daniel Healy*	Daniel Healy	Daniel M. Healy
Christopher M. Condron	Christopher M. Condron	Christopher M. Condron*
Michael J. Zimmerman	James K. Schmidt*	James K. Schmidt

*	Committee Chairperson
     In addition to the three standing committees mentioned above, the Board has established the following:
•	an executive committee, consisting of Messrs. Duffy, Michaud and Senchak, which has been empowered by the Board to advise the Company on strategic matters and to exercise the authority of the Board between meetings of the full Board (other than such authority as is reserved for the other Board committees or the full Board itself), and

•	the non-executive compensation evaluation committee (the “Non-Executive Compensation Committee”), consisting of Messrs. Duffy and Michaud, which has been (i) authorized and empowered by the Board to determine and approve certain cash and non-cash bonus and other non-cash incentive opportunities solely for employees and employee candidates that are neither executive officers nor earn or are expected to earn $1.5 million or more in total annual compensation (such employees are referred to as the “Non-Executive Employees”), and (ii) granted interim authority by the Board to approve cash-only adjustments to the compensation of executive employees up to specified limits, which adjustments are subject to review, modification, nullification or other alteration by the Compensation Committee in its sole discretion.

     Audit Committee
     The Audit Committee met eight times during 2008 and approved several other actions by unanimous consent. The Audit Committee is comprised of Messrs. Healy, Condron and Zimmerman, all of whom the Board has determined are independent pursuant to the NYSE Listing Rules and Rule 10A-3 of the Exchange Act. Mr. Healy also serves as chairman of the audit committee of Hiscox LTD, a public company that trades on the London Stock Exchange. Mr. Zimmerman also serves as a member of the audit committee of Financial Federal Corporation, a public company that trades on the NYSE. Mr. Condron does not serve on the audit committee of any other public company.
     The Board has determined that all the members of the Audit Committee are financially literate pursuant to the NYSE Listing Rules. The Board also has determined that Mr. Healy, Chairman of the Audit Committee, is an “audit committee financial expert” within the meaning stipulated by the SEC. The Board has adopted a charter for the Audit Committee which is available on our website at www.kbw.com by first clicking on “Investor Relations” and then “Corporate Governance.” The charter is also available in print to any stockholder who requests it.
     The Audit Committee assists the Board in monitoring (i) the integrity of our financial statements, (ii) our independent registered public accounting firm’s qualifications, performance and independence, (iii) the performance of our internal audit function and (iv) compliance by us with legal and regulatory requirements. The Audit Committee’s responsibilities, discussed in detail in its charter, include among other things:
•	compensation and oversight of, and appointment or replacement of, the independent registered public accounting firm,

•	pre-approving all auditing, internal control-related and permitted non-audit services to be performed for us, including the scope and the terms thereof,

•	reviewing and discussing with management and the independent registered public accounting firm the adequacy and effectiveness of reporting, internal controls, risk assessment and compliance with our policies,

•	reviewing consolidated financial statements and related public disclosures and discuss with management and the independent registered public accounting firm accounting policies and practices used and judgments made in connection therewith, and

•	performing other functions or duties deemed appropriate by the Board.
     Corporate Governance and Nominations Committee
     The CG&N Committee met three times during 2008. The CG&N Committee is comprised of Messrs, Schmidt, Condron and Healy, all of whom the Board has determined are independent pursuant to the NYSE Listing Rules. The Board has adopted a charter for the CG&N Committee, which is available on our website at www.kbw.com by first clicking on “Investor Relations” and then “Corporate Governance.” The charter is also available in print to any stockholder who requests it.
     The CG&N Committee (i) assists the Board by identifying individuals qualified to become Board members, (ii) recommends to the Board changes to any of the Corporate Governance Guidelines, the Code of Ethics and the Supplemental Code of Ethics, (iii) leads the Board in its annual review of the Board and management’s performance and (iv) recommends nominees for membership on Board committees. The CG&N Committee’s responsibilities, discussed in detail in its charter, include among other things:
•	developing qualifications and criteria for selecting and evaluating director nominees and evaluating current directors,

•	considering and proposing director nominees for election at each annual meeting of stockholders,

•	monitoring developments in corporate governance principles and standards in conjunction with its assessments of the Corporate Governance Guidelines, the Code of Ethics and the Supplemental Code of Ethics, and

•	performing other functions or duties deemed appropriate by the Board.

     Compensation Committee
     The Compensation Committee met three times during 2008 and approved several other actions by unanimous consent. The Compensation Committee is comprised of Messrs. Condron, Healy and Schmidt, all of whom the Board has determined are independent pursuant to the NYSE Listing Rules. The Board has also determined that each of Messrs. Condron, Healy and Schmidt qualifies as an “outside” director within the meaning of Section 162(m) of the Code, and as a “non-employee” director within the meaning of Rule 16b-3 of the Exchange Act. The Board has adopted a charter for the Compensation Committee, which is available on our website at www.kbw.com by first clicking on “Investor Relations” and then “Corporate Governance.” The charter is also available in print to any stockholder who requests it.
     The Compensation Committee (i) discharges the Board’s responsibilities relating to compensation of the Chief Executive Officer (the “CEO”) and our other executive officers and (ii) has responsibility for approving and evaluating all of our compensation plans, policies and programs as they affect our executive officers. The Compensation Committee’s responsibilities, discussed in detail in its charter, include among other things:
•	reviewing and approving corporate goals and objectives relevant to CEO compensation, evaluating the CEO’s performance and establishing the CEO’s compensation based on such evaluations,

•	reviewing and approving annual base salaries and incentive opportunities of the other executive officers,

•	monitoring compliance with laws affecting employee compensation and benefits,

•	reviewing and making recommendations with respect to the Company’s director compensation policy,

•	overseeing compliance with the NYSE Listing Rules requiring stockholder approval of equity compensation plans, and

•	performance of other functions or duties deemed appropriate by the Board.
     As described further under “General Compensation Analysis” beginning on page 18, the Compensation Committee approved the Board’s delegation of non-exclusive authority to the Non-Executive Compensation Committee to determine and approve certain cash and non-cash bonus and other non-cash incentive opportunities with respect to fiscal 2008 for the Non-Executive Employees, as well as the delegation of non-exclusive interim authority to approve cash-only adjustments to the compensation of executives up to specified limits, which adjustments are in all cases subject to review, modification, nullification or other alteration by the Compensation Committee in its sole discretion. The Compensation Committee may also form and delegate authority to subcommittees as it deems appropriate.
     Also as described under “Determining Year-End Performance Awards” beginning on page 20, the Compensation Committee consults with and considers the recommendations of our executive officers in setting the amount and form of executive compensation. The Compensation Committee has authority under its charter to retain, approve fees for and terminate any compensation consultant to be used to assist it in the evaluation of executive officer compensation. In 2008 the Compensation Committee directly retained Smith Consulting (the “Independent Compensation Consultant”), an outside compensation consultant, to assist it with various executive compensation matters. The decision to utilize the Independent Compensation Consultant was based on its experience and expertise as well as our experience using their services since completion of our initial public offering in November 2006 (the “IPO”). The role of the Independent Compensation Consultant in structuring and determining compensation is described further under “Determining 2008 Total Compensation” and “Executive Year-End Performance Awards for 2008” beginning on pages 19 and 22, respectively.
Compensation Committee Interlocks and Insider Participation
     The Compensation Committee is comprised solely of independent, non-employee directors. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Overview of Compensation Program
     The Compensation Committee is responsible for establishing, implementing and continually monitoring adherence with our compensation philosophy. The Compensation Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive. Throughout this Proxy Statement, the individuals included in the “Summary Compensation Table” set forth beginning on page 27 are referred to as the “named executive officers.” References to “executives,” “executive officers,” “officers,” or “employees” include these named executive officers and other persons who are employed by us or our subsidiaries. In fiscal 2008, our named executive officers were:
John G. Duffy — Chairman and Chief Executive Officer
Robert Giambrone — Executive Vice President and Chief Financial and Administrative Officer
Andrew M. Senchak — Vice Chairman and President
Thomas B. Michaud — Vice Chairman and Chief Operating Officer
Mitchell Kleinman — Executive Vice President, General Counsel and Corporate Secretary
Compensation Philosophy and Objectives
     Since our business model is based on the building of long-term relationships and personal relationships with clients and customers, the personal reputation, judgment, business generation capabilities and project execution skills of our professionals are critical to our success. As a result, we believe that our most valuable assets are our management team and key employees. Competition for talent in our business is intense, not only from investment banks but also from businesses outside the investment banking industry, such as hedge funds, private equity firms and venture capital funds. The brokerage and investment banking sectors are intensely competitive industries that are subject to high turnover generally. Although during 2008 many traditional competitors have ceased to do business, been acquired, or changed or limited their business plans, the competition for hiring talented individuals has remained strong. We believe that an executive compensation philosophy designed to attract and retain high quality executives and that links pay to our performance is an essential cornerstone to operating successfully in our industry.
     The Compensation Committee believes that the most effective compensation program is one that rewards the achievement of strategic goals by the Company and that aligns executives’ interests with those of our stockholders. The Compensation Committee evaluates both performance and compensation to ensure that we maintain our ability to attract and retain superior employees in key positions and that compensation provided to key employees remains generally competitive relative to the compensation paid to similarly-situated executives.
     The Compensation Committee uses peer and industry compensation and performance data as general comparative guidance and factors such data into the total mix of information it considers in making overall determinations of executive compensation. However, it has not historically used such information to provide specific reference points for its compensation decisions and has not otherwise benchmarked executive compensation. As a result of the significant changes affecting the Company and many of its competitors during the turbulent economic climate of 2008, the Compensation Committee did not believe that such peer information was a particularly useful tool in determining compensation for our executive officers. The Compensation Committee also has not established quantifiable performance targets or ranges with respect to executive compensation, apart from the general percentage guideline for total annual compensation expense that is discussed further under “Process for Determining Compensation” beginning on page 18.
     Pay for Performance
     A substantial portion of executive compensation is variable and structured on a pay-for-performance basis, which the Compensation Committee believes reflects our historically entrepreneurial culture. The significant weight put on year-end cash bonuses and year-end equity based awards as a component of overall executive compensation underscores this commitment to a pay for performance philosophy.
     Generally, the more senior an executive’s position and the greater an executive’s responsibility and ability to influence our results of operations and achievement of strategic goals, the higher the percentage of his or her total compensation that will be performance based pay. The amount of such compensation will depend on our financial performance generally, the performance of the department or business group of such executive, and finally, the executive’s individual performance and contribution to the business. The Compensation Committee may measure performance both on an absolute basis, for example based on the achievement of internal business goals for revenue, net income and operating earnings per share and the achievement of strategic initiatives, as well as on a relative basis, for example by comparing such metrics against those of our key competitors or comparing our overall stockholder return against that of our competitors.
     Aligning Executive and Stockholder Interests
     Prior to our IPO, we were a private company with broad employee equity ownership. Historically, an individual employee’s equity ownership generally correlated with seniority and tenure, and equity appreciation was a fundamental economic benefit of employment. Recognizing the need post-IPO to balance and align the interests of our employee owners with non-employee stockholders, we adopted an Annual Incentive Plan (the “Bonus Plan”) in order to determine annual bonuses for eligible employees, which generally includes our executive officers and other selected employees.
     The Stockholders’ Agreement
     Most of our executive officers have built significant equity ownership in the Company, with such holdings constituting a majority of overall personal assets for many of such persons. The Compensation Committee believes that such equity ownership directly aligns the interests of our executives with those of our stockholders and helps focus our executives on the creation of long-term stockholder value. To maintain such an alignment, we entered into the amended and restated stockholders’ agreement (the “Stockholders’ Agreement”), which is applicable to executives and other employees that held a title of “principal” or higher at the time of the IPO. The Stockholders’ Agreement contains contractual restrictions on disposition of such shares, which restrictions are further described in “Certain Relationships and Related Transactions — Amended and Restated Stockholders’ Agreement” beginning on page 38.
     Equity-Based Awards
     The Compensation Committee has determined that, as a public company, our executive bonuses should include an appropriate combination of cash and year-end equity based awards. As a result, in February 2007, 2008 and 2009 the Compensation Committee awarded a percentage of executive compensation with respect to the immediately preceding fiscal year in the form of restricted stock awards. We refer to the awards granted in February 2007 with respect to fiscal 2006 as the “2006 Year-End Stock Awards,” the awards granted in February 2008 with respect to fiscal 2007 as the “2007 Year-End Stock Awards,” and the awards granted in February 2009 with respect to fiscal 2008 as the “2008 Year-End Stock Awards.” Each of these year-end stock awards vest in equal one-third amounts over a three year period commencing with the one-year anniversary of the date such awards were granted. The vesting restrictions and other design features of these awards, together with our executive stock ownership guidelines described below and the restrictions contained in the Stockholders’ Agreement, encourage long-term stock ownership by our executive officers and further motivate them to create long-term stockholder value. See “Executive Year-End Performance Awards for 2008” beginning on page 22.
     In addition, one-time restricted stock awards were granted to substantially all employees, including the named executive officers, in connection with the successful completion of the IPO. These Company-wide stock awards, which we refer to as the “IPO Stock Awards,” established an across-the-board incentive for our employees to enhance stockholder value. With respect to senior employees, including the named executive officers, the IPO Stock Awards vest as follows: 25% of such awards vested on November 8, 2008, the second anniversary of the completion of the IPO, 35% vest on the third anniversary, and the remaining 40% vest on the fourth anniversary.
     The 2006 Equity Incentive Plan
     Subject to adjustment, our 2006 Equity Incentive Plan (the “2006 Incentive Plan”) authorized the issuance of up to 6,150,000 shares of common stock pursuant to the grant or exercise of stock options, stock appreciation rights (“SARs”), restricted stock, stock units and other equity-based awards. If any award is forfeited or if any stock option or SAR terminates without being exercised, or if any SAR is exercised for cash, shares of common stock subject to such awards will be available for distribution in connection with future awards under the 2006 Incentive Plan. If the option price of any stock option granted under the 2006 Incentive Plan is satisfied by delivering shares of common stock to us (by actual delivery or attestation), only the number of shares of common stock issued net of the shares of common stock delivered or attested to will be deemed delivered for purposes of determining the maximum number of shares of common stock available for delivery under the 2006 Incentive Plan. To the extent any shares are not delivered to a participant because such shares are used to satisfy any applicable tax-withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the 2006 Incentive Plan. The shares subject to grant under the 2006 Incentive Plan are to be made available from authorized but unissued shares.
     As of April 13, 2009, 641,638 shares remained available for issuance under the 2006 Incentive Plan. If our stockholders vote to approve the 2009 Incentive Plan at the Meeting, it is expected that remaining shares available for issuance under the 2006 Incentive Plan will be rolled into, and therefore become available for issuance under, the 2009 Incentive Plan. In such a circumstance, there would be no further issuances under the 2006 Incentive Plan.
     The 2008 Employee Stock Purchase Plan
     In order to encourage additional stock ownership by our employees and further align the interests of all our employees and stockholders, in 2008 we adopted the KBW, Inc. 2008 Employee Stock Purchase Plan (the “ESPP”), with the approval of our stockholders. Subject to adjustment, the ESPP authorized 1,500,000 shares to be available for issuance, which may be authorized but unissued shares or may be treasury shares. As of April 13, 2009, 1,491,770 shares remained available for issuance under the ESPP.
     The ESPP is a broad-based plan designed to meet the requirements of Section 423 of the Code by offering almost all of our employees the opportunity to buy shares of common stock at a 5% discount to the then-prevailing market value, through after-tax payroll contributions constituting from 1% to 10% of gross wages. Such purchases occur on the final trading day of each of the ESPP quarterly offering periods, which are identical in duration to each fiscal quarter of the Company. Generally employees who have completed at least one year of continuous employment, regardless of seniority or compensation level, will be eligible to participate in the ESPP, which eligibility generally ends upon termination of employment. No employee may purchase more than 2,000 shares in any single offering period or more than $25,000 of common stock under the ESPP in any calendar year. The ESPP is administered by a committee of three members (referred to as the “Plan Administrator”) comprised of directors or employees which are selected by the Compensation Committee. The Plan Administrator may, among other things, adjust the duration of the offering periods under the ESPP, decrease an employee participant’s payroll contributions to comply with the Code and delegate its administrative responsibilities and powers under the ESPP to any employees or group of employees. All decisions and actions of the Plan Administrator are final and conclusive.
     The following table provides information as of December 31, 2008, with respect to compensation plans (including individual compensation arrangements) under which our securities are authorized for issuance.

		Number of Securities Remaining
Plan Category	Plan Name	Available for Future Issuance
Equity compensation plan approved by security holders	2006 Equity Incentive Plan	2,500,856

Equity compensation plan approved by security holders	2008 Employee Stock Purchase Plan	1,494,528

Equity compensation plans not approved by security holders	None	None

Total		3,995,384

     Such table does not include the 6,000,000 shares of common stock contemplated to be available for future issuance pursuant to the 2009 Incentive Plan, in the event the 2009 Incentive Plan is approved by our stockholders at the Meeting. In the event of such approval, 641,638 remaining available shares under the 2006 Incentive Plan are expected to be rolled into, and therefore added to the number of shares available for future issuance under, the 2009 Incentive Plan. For a further discussion of the 2009 Incentive Plan, see “Proposal 2—Approval of KBW, Inc. 2009 Incentive Compensation Plan” beginning on page 42.
     Executive Stock Ownership Guidelines
     With the assistance of the Independent Compensation Consultant and upon the recommendation of the Compensation Committee, in 2007 we adopted minimum stock ownership guidelines for our executives to help drive long-term performance and strengthen retention, as well as ensure that our executive officers maintain a meaningful economic stake in the Company. The guidelines are designed to satisfy an executive’s need for portfolio diversification, while maintaining management stock ownership at levels sufficiently high to assure management’s significant and demonstrable interest in, and commitment to, increasing stockholder value over the long term. The guidelines provide for each of Messrs. Duffy, Senchak and Michaud to hold our common stock with a value equal to three times their annual cash compensation (determined by averaging base salary and any annual cash bonus over the prior three years), and for each of Messrs. Giambrone and Kleinman and certain other senior officers to hold our stock with a value equal to

1.5 times their cash compensation. The Compensation Committee reaffirmed the executive stock ownership guidelines in their existing form at its first meeting in 2009.
     Current executives subject to the guidelines must be in compliance within five years of January 1, 2008. Executives that fail to meet these guidelines will receive at least half of their annual incentive compensation in restricted stock or other equity and will be prohibited from selling any shares until the target multiple is reached. All stock directly or indirectly owned by an executive, including both vested and unvested equity awards, will be counted toward meeting these guidelines. As of April 13, 2009, all of the named executive officers met the guidelines based on their respective cash compensation levels, as described above.
Process for Determining Compensation
     We have historically set overall compensation expense as a percentage of revenue consistent with what we believe to be competitive with peer companies in our industry, which we have assessed in part through the use of peer data provided to us by outside vendors. Faced with significant losses in 2008, many of our competitors changed their compensation practices to reflect unique factors affecting their companies and peer comparisons were therefore of limited value to the Company and the Compensation Committee as a measure of general industry practices. In determining total compensation, as well as the different elements contributing to the overall mix of compensation, we and the Compensation Committee endeavor to balance the competing interests of rewarding performance and retaining key employees by maintaining competitive compensation levels, against preserving our cash balances and maintaining an appropriate ratio of compensation to revenues.
     We have stated our intention to use an overall annual compensation expense guideline in the range of 55-60% of annual revenue (not including amortization of certain equity awards granted in connection with the IPO). However, this ratio may be adjusted at any time for a variety of reasons, including but not limited to lower operating revenues, the need to retain key personnel during periods of difficult economic and market conditions or to otherwise adapt to rapid or significant changes in the economic environment, or to fund a major expansion. Our compensation ratio exceeded this guideline due to significant losses resulting primarily from the deterioration in credit markets and reduced interest rates during 2008, as described further under “Determining 2008 Total Compensation” beginning on page 19.
     General Compensation Analysis
     Aggregate compensation for senior employees in our three main revenue producing operating groups — investment banking, fixed income, and equity sales and trading — is generally based on a percentage of revenues attributed to the efforts of those employees, together with other factors such as profitability of the group and our overall profitability. Compensation for senior analysts in the Research Department is related to individual analyst performance and our overall profitability, and is based solely on factors permitted under applicable law as well as the rules of the SEC and the Financial Industry Regulatory Authority. Factors which may not be considered, such as a research analyst’s impact on our investment banking business, are intentionally omitted from such compensation determinations. Total compensation for senior employees in support and administration, including Messrs. Giambrone and Kleinman, is dependent on individual performance and the performance of the departments reporting to each of them, as well as our overall profitability. While total compensation for Messrs. Duffy, Michaud and Senchak is generally based on our overall profitability, the individual performance of each of such persons, as well as the performance of departments or groups under their supervision, is also considered. Such a combination of factors may result in compensation differences among these three executive officers, who together comprise our “Office of the Chairman.”
     In addition to approving compensation of the Chief Executive Officer, the Compensation Committee also approves compensation for officers at the level of executive vice president and more senior, as well as employees who earn or are expected to earn at least earn $1.5 million in total cash and non-cash annual compensation (the “Executive Employees”). Furthermore, the Compensation Committee approves hiring commitments for professionals where the related compensation expense is expected to equal or exceed $1.5 million annually. Below such level of seniority and compensation, the Board has delegated to the Non-Executive Compensation Committee authority to approve annual compensation (including base salary and bonuses) of existing and prospective Non-Executive Employees, although in certain circumstances decisions regarding solely non-equity based compensation for such employees may be made by senior management. The Board has also delegated non-exclusive interim authority to the Non-Executive Compensation Committee to approve cash-only adjustments to the compensation of Executive Employees up to specified limits. Such cash-only adjustments may not exceed, with respect to any individual Executive Employee in any given fiscal year, 10% of such Executive Employee’s total annual compensation (both cash and non-cash) for the most recently completed prior fiscal year. Furthermore, with respect to all Executive Employees as a group, the aggregate amount of cash-adjustments outstanding that have not yet been ratified or approved the Compensation Committee may not exceed $500,000 at any time. Any cash-adjustments are in all cases subject to the review, modification, nullification or other alteration by the Compensation Committee in its sole discretion.
     The Non-Executive Compensation Committee provides periodic reports to the Compensation Committee regarding its decisions made and actions taken, including with respect to salary adjustments and annual award amounts. The Compensation Committee can exercise its discretion in ratifying such actions or making any modifications it deems appropriate. The Compensation Committee ratified the actions taken by the Non-Executive Compensation Committee with regard to 2008 year-end bonuses and 2009 base salaries for Non-Executive Employees.
     Determining 2008 Total Compensation
     The process for determining overall compensation with respect to fiscal 2008 included ongoing discussions between the Compensation Committee and the Independent Compensation Consultant throughout the year, both in committee meetings and on an ex-officio basis. Such discussions concerned current and historical compensation trends, any industry-wide changes in compensation structure due to prevailing market conditions during 2008, comparative analysis of the Company’s compensation levels, and general and specific advice and recommendations. The Compensation Committee also analyzed the Company’s internal financial information relevant to a determination of 2008 compensation, such as the impact of fixed costs related to any guaranteed compensation packages for new employees, as well as detail regarding the nature of items that may significantly affect the Company’s profitability, such as losses related to adjustments in valuation of securities held on its balance sheet. Furthermore, the Compensation Committee engaged in a comprehensive dialogue with the Chief Executive Officer regarding compensation of employees, industry practices, the economic and market conditions that impacted the Company’s business activities in 2008, and the contributions of individual executives.
     The Compensation Committee reviewed peer compensation data for the three year period ending in 2007, including data that was obtained from publicly available sources as well as data which was provided by the Independent Compensation Consultant. The peer group assembled by the Independent Compensation Consultant for review by the Compensation Committee covered a broad base of publicly-traded investment banking firms, in order to provide the Compensation Committee with an overall understanding of compensation trends in the marketplace during such period. The peer group ranged from small-cap to large-cap firms, and included both those that had recently gone public as well as those that were established public companies.
     Although the Compensation Committee reviewed historical peer group data for each of 2005, 2006 and 2007, it recognized that the value of such data, which is inherently subject to constraints and limitations, was significantly reduced due to its failure to incorporate the impact of the extraordinary economic climate in 2008 on industry compensation. The following factors contributed to the significant, and in some cases total, alteration of traditional compensation structures and overall compensation levels of several of our peer companies during 2008: the entity’s change to bank holding company status, acquisition or outright failure, the receipt of Federal governmental assistance and the attendant focus on compensation and bonus levels, the highly dilutive impact of equity capital raises, the exacerbation of losses in a deteriorating credit environment due to highly-leveraged business models, and sudden and significant declines in stock price. Because the then-available peer compensation data generally did not take these conditions into account, such data was not a significant factor in the Compensation Committee’s 2008 total compensation analysis. As a result, the Compensation Committee focused primarily on our operating results in making its determinations.
     In light of the significant losses in 2008, primarily due to losses on trust preferred backed collateralized debt obligations (“CDOs”) and related securities of approximately $119.5 million, the Compensation Committee, in consultation with our Office of the Chairman, determined that it would not be possible to set compensation for 2008 at a level within the previously stated guideline of 55-60% of annual revenues (not including the amortization of IPO Stock Awards). After its review and analysis of our financial performance in 2008 (including the primary reasons for losses incurred), other applicable internal Company data, available peer group information and the impact of current economic and market conditions, and after its discussions with the Independent Compensation Consultant, the Chief Executive Officer, and other members of senior management, the Compensation Committee concluded that a higher ratio of total compensation and benefits expense to annual revenue was appropriate.
     Determining Base Salaries
     We provide our executive officers and other employees with an annual base salary to compensate them for services rendered during the fiscal year. Base salary is designed to provide a fixed amount of current cash income to each executive that is generally competitive with market standards. Base salaries for executive officers are reviewed and approved annually by the Compensation Committee, generally in the first quarter of the fiscal year. In setting base salaries, the Compensation Committee considers an executive’s role and responsibilities, available external market data for similar positions in companies in our industry, our performance in the prior fiscal year and anticipated performance in the upcoming fiscal year, and the recommendations of the Chief Executive Officer. The determination of base salaries may also be subject to the terms of employment agreements, guaranteed compensation packages and similar arrangements that have been entered into between the Company and certain executives. Consistent with industry practice and our pay-for-performance objective, the base salary for each of our executive officers generally accounts for a moderate portion of his or her overall compensation.
     Determining Year-End Performance Awards
     Consistent with our compensation philosophy, a significant percentage of total compensation consists of a performance-based year-end bonus. The size of the annual employee bonus pool, which includes executive officer bonuses, has historically been based upon a percentage of revenues. Under the Bonus Plan, this target bonus pool percentage is established during the first quarter of each fiscal year, based upon our estimated annual budget. During the course of the year, the Bonus Plan allows the bonus pool percentage to be adjusted upward or downward based upon our actual performance. At the end of the fiscal year, the aggregate dollar amount of the annual bonus pool is established.
     Throughout the fiscal year, the Chief Executive Officer engages in discussions with the Compensation Committee regarding the annual bonus pool, which discussions may take place both in the context of Compensation Committee meetings and with committee members on an ex-officio basis. These discussions generally increase in frequency and in detail beginning late in the third quarter and continue through the end of the fiscal year, as the Company develops a clearer view of its revenues and profitability for the year. Throughout this process, the Compensation Committee is provided with continually updated information regarding the metrics relevant to a determination of overall year-end bonuses and base salaries for the subsequent year. The Compensation Committee provides the Chief Executive Officer with general guidance and initial indicators of its expectations for compensation that are consistent with the Compensation Committee’s compensation goals and objectives. The guidance, recommendations and instructions of the Compensation Committee that derive from this process are taken into account by the Chief Executive Officer in determining the bonus pool. The Chief Executive Officer’s determination is then presented to, and subject to the final approval of, the Compensation Committee.
     During the last month of the fiscal year, our department heads consult with the Chief Executive Officer and make suggestions regarding bonus payments for employees in their respective departments based upon a combination of factors, including both individual and departmental performance and contribution to revenues, business and strategic development, market position, and our overall performance. The Chief Executive Officer makes similar determinations for each of the department heads based on such factors, as well as the overall management performance and contributions of such department heads. Department heads also serve on a Management Committee which meets periodically to discuss matters of interest beyond their specific department, and the Chief Executive Officer may also consider their contributions in this area when determining compensation. Pursuant to the Bonus Plan, the Chief Executive Officer will review and discuss the proposed allocation of the bonus pool for each department with the relevant department head. The Chief Executive Officer has discretion to adjust bonus payments for entire departments, or for individual employees within a department, in order to ensure that total employee bonuses do not exceed the parameters for the bonus pool that have been communicated to the Chief Executive Officer by the Compensation Committee.
     The Chief Executive Officer will propose individual bonus amounts to the Compensation Committee or the Non-Executive Compensation Committee, as appropriate. Such proposals in respect of a fiscal year are usually presented to the Compensation Committee in January of the following fiscal year, along with management’s assessment of the financial results in the completed fiscal year, both for the Company as a whole and for each department. In the course of evaluating such recommendations, the Compensation Committee reviews not only the proposed bonuses (both cash and restricted stock) and total compensation for each executive in respect of such year, but also a comparison of such proposed amounts to the amounts previously awarded to such individual. This level of detail is provided in order to ensure that each member of the Compensation Committee has a historical and comprehensive picture of the compensation and benefits paid to each of our executive officers.
     With respect to the Chief Executive Officer, the Compensation Committee has full and direct authority to approve compensation, including year-end bonus, based on its annual evaluation. The Compensation Committee will consult with management not only with regard to the amount of bonuses, but also the appropriate allocation between cash and restricted stock or other equity-based compensation. The Compensation Committee can exercise its discretion and approve such bonus amounts or make such modifications as it deems necessary or appropriate. Bonuses (including cash and restricted stock) are awarded at the beginning of each fiscal year in respect of performance for the preceding year.

     Determining 2008 Total Year-End Bonus Pool
     All year-end awards in 2008 were granted in accordance with the Bonus Plan, which requires that bonuses be paid in cash or through equity awards granted under the 2006 Incentive Plan. Due to the extraordinary events of 2008 and in order to appropriately adjust our cost structure to enable us to operate through a difficult economic period, the 2008 year-end employee bonus pool was reduced significantly from the 2007 year-end bonus pool, and represented an across-the-board reduction for almost all employees. In addition, the stock component of the reduced bonuses constituted a larger percentage of an eligible employee’s bonus in 2008 compared to prior years. The Company’s revenue “producers” and “non-producers” alike experienced a decrease in compensation relative to 2007. The 2008 bonus pool, including both the cash and stock components, was approved by the Compensation Committee at its first meeting in 2009.
     As described under “Executive Year-End Performance Awards for 2008” beginning on page 22, the 2008 year-end bonuses for the named executive officers were determined based on individual, department and overall Company performance and not pursuant to a plan which establishes specific levels of compensation based on achievement of identified performance targets. The Compensation Committee periodically evaluates compensation alternatives for future periods and may elect to implement compensation programs for executives based on achievement of specified targets.
     Determining Profit Sharing Plan Contributions
     Another traditional element of our compensation structure is our Profit Sharing and Retirement Plan (the “Profit Sharing Plan”). This defined contribution plan, which was created in the 1960’s and is an ERISA compliant retirement plan, provides for contributions to be made by us to eligible employee participants. Commencing in 2000, we added a feature which permitted employees to make elective salary deferral contributions to the Profit Sharing Plan in accordance with Section 401(k) of the Code. Until 2000, we managed the investment of employee accounts in the Profit Sharing Plan, and we currently manage one of the investment options in the Profit Sharing Plan. Additional investment options which are managed by unaffiliated parties are also available.
     Our contributions consist of a “company contribution” and a “primary contribution.” The company contribution is a mandatory contribution equal to 3% of an employee’s salary and is intended to meet the “safe harbor” requirements of Section 401(k)(12) of the Code with respect to nondiscrimination requirements. The primary contribution is a discretionary contribution made by the Company to employees who meet the eligibility requirements for participation in the primary contribution. The primary contribution, the amount of which is determined based on annual profits and other components of overall compensation expense, is determined by the board of directors of Keefe (the “Keefe Board”) following the end of the year in respect of which such contribution is made. Such contribution, if made, is determined as a percentage of “salary” (as defined in the Profit Sharing Plan). The Keefe Board annually determines an appropriate level of contribution, which determination is subsequently reviewed by both the Board and the Compensation Committee for any further input or recommended modifications. In addition to annual earnings, a key factor in such determination is the general guideline for compensation expense as a percentage of annual revenue that has been established by the Company and the Compensation Committee. The Compensation Committee also specifically reviews and approves any Profit Sharing Plan contribution made by us to the Chief Executive Officer and other officers and employees whose compensation is subject to Compensation Committee approval.
2008 Executive Compensation Components
     Total compensation paid to executive officers in 2008 consisted primarily of the following components:
•	base salary,

•	year-end performance awards, including cash bonuses and the 2008 Year-End Stock Awards,

•	Profit Sharing Plan contributions and medical and life insurance benefits, and

•	other personal benefits.
     We did not grant to any of our employees or directors, nor do we have outstanding, any stock options, equity warrants or other similar derivative instruments.

     Executive Base Salaries for 2008
     Base salaries for our named executive officers in 2008 did not increase from their 2007 levels, with the exception of Mr. Kleinman, who received an incremental $10,000 base salary increase. Therefore, 2008 base salaries for our named executive officers were $325,000 for each of Messrs. Duffy, Senchak and Michaud, $290,000 for Mr. Giambrone and $285,000 for Mr. Kleinman. The principles applied by the Compensation Committee in determining annual base salary are described further in “Determining Base Salaries” beginning on page 19. Each of the Employment Agreements between the Company and Messrs. Duffy, Senchak and Michaud entitle such officers to an annual base salary of at least $325,000. For a further description of the terms of these agreements, see “The Employment Agreements” beginning on page 29.
     Base salaries in 2006, 2007 and 2008 for each of our named executive officers are included in the “Summary Compensation Table” set forth beginning on page 27. Information with respect to each of their 2009 base salaries, which were approved by the Compensation Committee in the first quarter of 2009, is included in “Determining Executive Compensation in Fiscal 2009” beginning on page 26.
     Executive Year-End Performance Awards for 2008
     Under our compensation philosophy, our annual year-end cash and equity-based awards for employees, including our executive officers, is intended to constitute a significant portion of total compensation. In determining 2008 year-end compensation, the Compensation Committee considered the performance, expectations and evaluations of each of the executive officers as well as the performance, and for revenue producing departments the revenues and profitability, of the department reporting to or supervised by each of them, all in the context of the Company’s corporate goals and objectives.
     The Compensation Committee also reviewed and evaluated the peer data and market trend analyses provided by the Independent Compensation Consultant, and discussed such information with the consultant and obtained his input. Such information included a detailed three-year breakdown ending in fiscal 2007 of chief executive officer compensation at several industry peers, including the base salary, cash bonus, stock awards and perks of each, as well as the annual compensation of each as a multiple of their average employee’s annual compensation. The Compensation Committee observed that over the three-year period the compensation of our Chief Executive Officer was consistently on the low end of the range, both on an absolute basis and as a multiple of our average employee’s compensation. Additional detail regarding the extent to which the peer company data was utilized by the Compensation Committee and factored into its overall compensation analysis is included under “Determining 2008 Total Compensation” beginning on page 19.
     In addition, the Compensation Committee considered the suggestions of the Chief Executive Officer regarding proposed bonus and incentive compensation to be paid to each executive officer for 2008, which the Compensation Committee discussed at its first meeting in 2009 together with the Chief Executive Officer, as well as in a separate executive session. The Compensation Committee also engaged in a separate review and analysis of the Chief Executive Officer’s performance in executive session. In addition to the factors described above, the factors incorporated into the Compensation Committee’s ultimate determination of and approval of the 2008 year-end awards for executive officers included, among other things:
•	the analysis of our executive compensation patterns set forth in the report from the Independent Compensation Consultant, demonstrating our historically low executive compensation on a comparative basis to our industry peers,

•	the relatively strong capital position with which we emerged from fiscal 2008, especially in comparison to certain of our peers,

•	the absence of any urgent need during 2008 to pursue an equity issuance with a corresponding dilutive impact on our existing stockholders,

•	the overall performance and relatively stable valuation of our common stock during the year, particularly in comparison to the significant, and in some cases total, losses in equity value of many of our competitors,

•	the absence of any need to obtain financial assistance from any governmental or private source, which had been required by many other companies in our industry, often on onerous terms, and

•	the avoidance of significant amounts of leverage to finance our investments or operations or otherwise increase our overall risk profile, and the consequent absence of a need to engage in any sudden or sustained deleveraging process during the year.

     The Compensation Committee observed that the comparatively conservative low-leverage approach established and overseen by our executives had enabled us to limit our losses associated with securities positions. As a result of such approach, our losses in 2008 were largely the result of valuation adjustments in trust preferred backed CDO securities, as well as securities we held in our “warehouse” in anticipation of their inclusion in the trust preferred securitization pools of our PreTSL business. The Compensation Committee recognized that such business, which had proven to be highly profitable to us since its inception in 2000, necessarily requires the acquisition and “warehousing” of these trust preferred securities by us prior to structuring and commencing a PreTSL transaction. As a result of the significant downturn in the securitization market during 2008, many of those trust-preferred securities remained in our warehouse and were subject to negative valuations.
     Specifically with respect to the Chief Executive Officer, the Compensation Committee reviewed the conservative strategy employed by Mr. Duffy in considering various business opportunities throughout the year, the avoidance of excessive risk-taking by the Company and his efforts, along with our other executives, to increase overall awareness of our brand and position us to capitalize on the market opportunities that may arise when economic conditions improve. The Compensation Committee also recognized the value of his overall leadership in a year in which we were confronted with an unprecedentedly difficult market environment and in which many of our competitors were forced to obtain significant “last resort” capital infusions from the federal government, were compelled to be acquired or failed outright, and were subject to widely-publicized government and regulatory investigations and related lawsuits. In contrast to many of our competitors, our business model survived intact and we performed reasonably well during 2008 relative to our industry.
     The Compensation Committee also took into account the successful execution by our executives of an orderly secondary sale of our common stock into a generally pessimistic and unstable market, in a series of “block trade” transactions in which Keefe served as agent. Such sale had been prompted by the removal of the sale restrictions on a portion of our common stock covered by the Stockholders’ Agreement. While each employee that was party to the Stockholders’ Agreement was entitled to sell in the open market on an individual basis, substantially all of such employees electing to sell voluntarily participated in the secondary sale as a group. In addition, our common stock continues to be widely-held by our employees subsequent to such secondary sale. The secondary sale is described further in “Certain Relationships and Related Transactions—Relationships with Our Directors and Executive Officers—Securities Trading and Investments by Employees” beginning on page 37.
     Nevertheless, the 2008 year-end bonus awards for each of our named executive officers represented a significant decrease from their 2007 bonus awards, which in turn were a significant reduction from each such person’s 2006 bonus awards. Such reductions reflected the impact of the difficult economic and market conditions that confronted the financial services industry during 2008, which affected our business activities, revenues and profitability. The table below summarizes each named executive officer’s total 2008 year-end performance award, including the amounts payable in cash and in 2008 Year-End Stock Awards. The cash bonus portion of each named executive officer’s 2008 year-end performance award is also set forth in the “Bonus” column of the “Summary Compensation Table” set forth beginning on page 27. Because the restricted stock portion of each named executive officer’s 2008 year-end performance award was granted on February 6, 2009, that restricted stock grant will be reported in the “Grants of Plan-Based Awards” table of our 2010 proxy statement with respect to fiscal 2009, in accordance with SEC regulations.

	2008 Year-End Stock Award
	Number of	Approved	2008 Year-End	Total 2008
	Shares of Stock	Dollar Amount	Cash Bonus	Year-End Bonus
John G. Duffy	40,320	$766,500	$1,333,500	$2,100,000
Robert Giambrone	24,000	$456,250	$793,750	$1,250,000
Andrew M. Senchak	40,320	$766,500	$1,333,500	$2,100,000
Thomas B. Michaud	40,320	$766,500	$1,333,500	$2,100,000
Mitchell B. Kleinman	17,280	$328,500	$571,500	$900,000
     The compensation structure for each of Messrs. Duffy, Senchak and Michaud, who together comprise our three-member “Office of the Chairman,” is generally designed to reflect the overall leadership and strategic efforts of such persons. Reflecting our results for 2008, compensation for Messrs. Duffy, Senchak and Michaud was well below the historic guideline under normal economic conditions of approximately one percent of overall revenues per person. The compensation for each of Mr. Giambrone and Kleinman reflected both individual performance and the Company’s overall performance, including their management of the departments reporting to each of them as well as their contributions to the implementation of our strategic business goals. For each of Messrs. Duffy, Senchak and Michaud, the 2008 total year-end bonus (both cash and stock) and the cash-only portion of their 2008 bonus represented an approximately 32% and 41% decline, respectively, from such amounts for 2007, and an approximately 40% and 55% decline, respectively, from such amounts for 2006. Mr. Giambrone’s 2008 total bonus and the cash-only portion of his 2008 bonus represented an approximately 24% and 37% decline, respectively, from such amounts for 2007, and an approximately 29% and 47% decline, respectively, from such amounts for 2006. Mr. Kleinman’s 2008 total bonus and the cash-only portion of his 2008 bonus represented an approximately 25% and 37% decline, respectively, from such amounts for 2007, and an approximately 28% and 46% decline, respectively, from such amounts for 2006.
     Equity Component of 2008 Year-End Performance Awards
     Consistent with our policy regarding executive stock ownership, the Compensation Committee approved and generally applied a Company-wide formula to determine the percentage of each employee’s 2008 aggregate year-end performance award to be paid in the form of equity-based awards. All of the 2008 Year-End Stock Awards were granted pursuant to the 2006 Incentive Plan. The 2008 Year-End Stock Awards constituted a greater percentage of overall annual bonus compensation for each of the named executive officers than the 2007 Year-End Stock Awards, which in turn constituted a greater percentage of that year’s overall bonus than the 2006 Year-End Stock Awards. This increase in 2008 reflects the Board’s intention to continue to incorporate equity-based awards as a standard component of overall compensation and further align employee and stockholder interests. The following table shows the formula utilized by the Compensation Committee to determine the percentage of each employee’s total 2008 bonus that was to be paid in the form of restricted stock:

Percentage of Total Bonus
Range of Total 2008 Bonus	Paid in Restricted Stock
$175,000 but less than $400,000	31%
$400,000 but less than $700,000	34%
$700,000 or more	36.5%
     At the directive of the Compensation Committee, the Non-Executive Compensation Committee also used the above formula to determine the percentage of the 2008 bonuses that were paid in restricted stock to the Non-Executive Employees. Employees with an overall 2008 bonus of less than $175,000 did not receive any restricted stock.
     Pursuant to such formula, each of the named executive officers received 36.5% of their 2008 bonus in restricted stock. For all employees receiving 2008 Year-End Stock Awards, the exact number of shares to be granted was calculated by dividing a dollar amount equal to the percentage of each affected employee’s bonus to be received in stock according to the above formula, by $19.01, the weighted average price of our common stock on the NYSE over a ten consecutive trading day period ending at the close of the market on February 6, 2009, the grant date for the 2008 Year-End Stock Awards.
     Similar to the 2006 Year-End Stock Awards and 2007 Year-End Stock Awards, the 2008 Year-End Stock Awards vest in equal one-third amounts over a three year period. One-third of each 2008 Year-End Stock Award vests on February 6, 2010, one-third vests on February 6, 2011, and the final one-third vests on February 6, 2012. Vesting accelerates on a “change of control,” death or “permanent disability” (as defined in the 2006 Incentive Plan), and any unvested shares are forfeited on certain employment termination events, including voluntary termination and termination with or without “cause” (as defined in the 2006 Incentive Plan) but excluding retirement (subject to satisfaction of certain conditions precedent).
     In light of the volatile economic and market conditions throughout 2008, the Compensation Committee postponed the creation and adoption of a performance share program intended to subject a portion of the year-end equity-based bonus compensation of certain executive officers to adjustment based on certain performance criteria. The Compensation Committee had previously considered the implementation of such a program, to be in effect for the stock awards to be granted in February 2009 in respect of 2008 bonus compensation. The decision to postpone the program was further to a recommendation of the Independent Compensation Consultant, which had been retained by the Compensation Committee to assist with the structure of the program and its proposed performance measures.
     In the event that the 2009 Incentive Plan is approved by our stockholders at the Meeting, it is expected that all remaining shares available for issuance under the 2006 Incentive Plan will be rolled into the 2009 Incentive Plan, and all future year-end stock awards will be issued under the 2009 Incentive Plan. Notwithstanding any approval of the 2009 Incentive Plan, the 2008 Year-End Stock Awards were issued pursuant to the 2006 Incentive Plan, and such 2008 awards are subject to the restricted stock award agreements executed in connection with such awards by the Company and the award recipient.

     Profit Sharing and Retirement Plan Contributions for 2008
     For 2008, we made contributions to the Profit Sharing Plan for the account of all eligible employees, including the named executive officers. Mandatory 2008 contributions for all employees that were employed for at least one year at the time of such contribution equaled 3% of their base salary. In addition, we made a discretionary contribution of 4% of “salary” (as defined in the Profit Sharing Plan) for fiscal 2008 to employees that were employed for at least three months prior to the time of such contribution, which represents a decline from the discretionary contribution made to eligible employees for 2007. For “highly compensated employees,” as such term is defined in the Code, the amount of such contribution is a percentage of base salary. All our executive officers are deemed to be “highly compensated employees.” With respect to any employee such discretionary contributions, when combined with total contributions (both employee and Company) to the Section 401(k) portion of the Retirement Plan, cannot exceed the maximum amount deductible under the Code. In 2008, the maximum amount deductible under the Code was $46,000. Employees become vested in discretionary contributions based on years of service. Employees become one-third vested after one year of employment, two-thirds vested after two years of employment and fully vested in all past, current and future contributions after three years of employment.
     Severance and Change of Control Payments
     In connection with our IPO, in November 2006 we entered into employment agreements (the “Employment Agreements”) with each of Messrs. Duffy, Senchak and Michaud. In February 2008 we entered into change of control agreements (the “Change of Control Agreements”) with each of Messrs. Kleinman and Giambrone, as well as certain of our other senior officers. The Change of Control Agreements were structured and prepared with the assistance of outside compensation consultants, including the Independent Compensation Consultant, which advised the Compensation Committee as to the terms and scope of such agreements. We refer to the Employment Agreements and the Change of Control Agreements together as the “Executive Agreements” and the named executive officers subject to the Executive Agreements as the “Executives.” The Executive Agreements were amended in December 2008 in order to comply with certain technical requirements of Section 409A of the Code.
     To promote stability and continuity of senior management, each of the Executive Agreements contains provisions regarding payments to be made to each Executive upon the occurrence of certain termination and change of control events. Restricted stock award agreements that govern individual stock grants to our executive officers under the 2006 Incentive Plan contain provisions that accelerate the vesting of restricted stock in the event of a change of control, death or disability.
     We believe such payment provisions will reinforce and encourage the attention and dedication of our senior officers if they are faced with the possibility of a change of control of us that could affect their employment. Information relating to the terms and amounts payable to each of the Executives under such agreements or otherwise upon termination or a change of control of us is set forth in “Agreements with the Named Executive Officers” and “Potential Payments Upon Termination or Change of Control” beginning on pages 29 and 33, respectively.
     Insurance Benefits
     We offer core employee benefits coverage in order to provide our workforce with a reasonable level of financial support in the event of illness or injury and to enhance productivity and job satisfaction through programs that focus on work/life balance. We believe such benefits help us to attract and retain our workforce in a competitive market. The same benefits are available for all employees and executive officers, and include medical and dental coverage, short and long term disability insurance, life insurance and travel and special accident insurance. Employees become eligible for such coverage beginning on the first day of the month immediately following the date of hire. Aside from dental coverage and long term disability insurance, there has been no cost to the employee for provision of such benefits.
     Personal Benefits
     We provide the named executive officers with personal benefits which are generally available to all employees that we and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable us to attract and retain superior employees for key positions. These benefits generally constitute only a minor portion of total annual compensation. In 2008, none of the named executive officers received perquisites with an aggregate value of $10,000 or more. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the named executive officers.

Determining Executive Compensation in Fiscal 2009
     In light of the current operating environment, in January 2009 the Compensation Committee directed that base salaries in fiscal 2009 for virtually all our employees, including all of our named executive officers, remain frozen at their 2008 levels. Therefore, base salaries for our named executive officers in fiscal 2009 will continue to be $325,000 per year for each of Messrs. Duffy, Senchak and Michaud, $290,000 for Mr. Giambrone and $285,000 for Mr. Kleinman. The Compensation Committee will structure the overall compensation for the named executive officers in 2009 to continue to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee will determine the appropriate level and mix of incentive compensation. The Compensation Committee intends to utilize the Company’s financial performance, market data, analysis of industry peers and the input of the Independent Compensation Consultant, among other things, in establishing such structure.
Deductibility of Executive Compensation
     The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to our chief executive officer or any one of our three highest paid executive officers, other than our chief executive officer or chief financial officer, unless certain conditions are met. We believe that compensation paid under our management incentive plans and other compensation arrangements are generally fully deductible for federal income tax purposes. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.
COMPENSATION COMMITTEE REPORT
     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE
Christopher M. Condron, Chairman
Daniel M. Healy
James K. Schmidt

SUMMARY COMPENSATION TABLE
     The table below summarizes the total compensation earned by each of the named executive officers for the years ended December 31, 2008, 2007 and 2006.

				Stock	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Awards(2)	Compensation(3)	Total
John G. Duffy, Chairman and Chief Executive Officer	2008	$325,000	$1,333,500	$1,081,139	$9,689	$2,749,328
	2007	$325,000	$2,263,000	$656,159	$18,335	$3,262,494
	2006	$343,145	$2,975,000	$19,045	$34,134	$3,371,324

Robert Giambrone, Chief Financial and Administrative Officer and Executive Vice President	2008	$290,000	$793,750	$493,963	$9,689	$1,587,402
	2007	$288,750	$1,254,000	$341,909	$18,335	$1,902,994
	2006	$298,437	$1,487,500	$38,090	$34,134	$1,858,161

Andrew M. Senchak, Vice Chairman and President	2008	$325,000	$1,333,500	$1,081,139	$9,689	$2,749,328
	2007	$325,000	$2,263,000	$656,159	$18,335	$3,262,494
	2006	$342,699	$2,975,000	$19,045	$29,000	$3,365,744

Thomas B. Michaud, Vice Chairman and Chief Operating Officer	2008	$325,000	$1,333,500	$1,081,139	$9,689	$2,749,328
	2007	$325,000	$2,263,000	$625,104	$18,335	$3,231,439
	2006	$350,975	$2,999,050	$19,045	$29,000	$3,398,070

Mitchell B. Kleinman, General Counsel, Corporate Secretary and Executive Vice President	2008	$285,000	$571,500	$602,134	$9,689	$1,468,323
	2007	$275,000	$912,000	$306,137	$18,335	$1,511,472
	2006	$296,645	$1,062,500	$28,568	$29,000	$1,416,713

(1)	The amounts in the “Bonus” column represent the cash component of each named executive officer’s year-end performance award. Such amounts were paid in February 2009, 2008 and 2007 with respect to the executive’s performance during the immediately preceding fiscal year. See “Executive Year-End Performance Awards for 2008” beginning on page 22.

(2)	The amounts in the “Stock Awards” column represent restricted stock expensed over the requisite service periods in 2008, 2007 and 2006 as prescribed by FASB Statement 123(R) but do not include an estimate of forfeiture. Assumptions used in the calculation of these amounts are consistent with those used in Note 12 to our 2008 annual consolidated financial statements, which are included in our 2008 Annual Report to Stockholders that was distributed to stockholders together with this Proxy Statement. See “2008 Grants of Plan-Based Awards” beginning on page 28.

(3)	The amount shown in the “All Other Compensation” column reflects contributions allocated by the Company to each of the named executive officers in the Profit Sharing Plan. See “Profit Sharing and Retirement Plan Contributions for 2008” beginning on page 25.

2008 GRANTS OF PLAN-BASED AWARDS
     The following table shows certain information regarding the 2007 Year-End Stock Awards granted in February 2008, which related to 2007 performance. The 2007 Year-End Stock Awards, which were granted under the 2006 Incentive Plan, were approved by the Compensation Committee on January 24, 2008. Since the 2008 Year-End Stock Awards were granted in February 2009, such awards are not included in the following table. The amount of the annual cash bonus received by each named executive officer for performance during 2008 is shown in the “Summary Compensation Table” above.

		All Other Stock Awards:
	Grant	Number of	Grant Date Fair Value
Name	Date	Shares of Stock(1)	of Stock Awards(2)
John G. Duffy	02/01/08	32,950	$949,619
Robert Giambrone	02/01/08	15,589	$449,275
Andrew M. Senchak	02/01/08	32,950	$949,619
Thomas B. Michaud	02/01/08	32,950	$949,619
Mitchell B. Kleinman	02/01/08	11,338	$326,761

(1)	Reflects the shares granted to each of our named executive officers in connection with his 2007 Year-End Stock Award. To determine the number of shares granted, the Compensation Committee approved an aggregate dollar amount representing each person’s total 2007 year-end bonus, and directed that a percentage of such amount be in the form of restricted stock. The amount equal to that percentage was then divided by $25.40, our weighted average stock price on the NYSE over the ten consecutive trading day period ending at the close of the market on February 1, 2008, which was the grant date. The 2007 Year-End Stock Awards vest in equal one-third amounts on the first, second and third anniversaries of the grant date.

(2)	The fair value amounts reflect the 2007 Year-End Stock Awards granted on February 1, 2008 to each of our named executive officers, at a price per share equal to $28.82, the closing price of our common stock on the NYSE on the grant date.
     With respect to fiscal 2008, the percentage of total compensation represented by salary and cash bonus, as reported in the “Summary Compensation Table” set forth beginning on page 27, for each of the named executive officers was: 60.32% for Mr. Duffy, 68.27% for Mr. Giambrone, 60.32% for Mr. Senchak, 60.32% for Mr. Michaud and 58.33% for Mr. Kleinman.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2008
     The following table sets forth certain information concerning equity awards held by our named executive officers that were outstanding as of December 31, 2008. We have not granted any of our named executive officers any stock options or similar derivative instruments.

	Number of	Market Value of
	Shares of Stock	Shares of Stock
Name	That Have Not Vested(1)	That Have Not Vested(2)
John G. Duffy	63,421	$1,458,683
Robert Giambrone	58,950	$1,355,850
Andrew M. Senchak	63,421	$1,458,683
Thomas B. Michaud	62,728	$1,442,744
Mitchell B. Kleinman	43,649	$1,003,927

(1)	The amounts in this column reflect the shares granted pursuant to the 2006 Incentive Plan that had not vested as of December 31, 2008, which consist of (i) the 2007 Year-End Stock Awards, (ii) the unvested portion of the 2006 Year-End Stock Awards (one-third of such awards vested on February 1, 2008) and (iii) the unvested portion of the IPO Stock Awards (one-quarter of such awards vested on November 8, 2008). No other types of unvested equity awards were outstanding as of the end of the 2008 fiscal year. The awards will vest as described in each individual’s related restricted stock agreements. The terms of these restricted stock awards are described under “Equity-Based Awards” and “Executive Year-End Performance Awards for 2008” beginning on pages 16 and 22, respectively. Since the amounts above are determined as of December 31, 2008, they do not include the 2008 Year-End Stock Awards and do not exclude the portions of the 2006 Year-End Stock Awards and the 2007 Year-End Stock Awards that vested in February 2009.

(2)	The market value has been calculated by multiplying the number of shares awarded by the $23.00 closing price of our common stock on the NYSE on December 31, 2008 (the last trading day of 2008). For the purposes of this calculation, we have assumed that all conditions to the vesting of these awards will be fulfilled.

OPTION EXERCISES AND STOCK VESTED FOR 2008 FISCAL YEAR
     The following table provides information, on an aggregate basis, about stock awards that vested during the fiscal year ended December 31, 2008 for each of the named executive officers. Since we have not granted any of our named executive officers any stock options or similar derivative instruments, the table does not include any information regarding stock options that were exercised.

	Number of		Value of
	Shares of Stock		Shares of Stock
Name	Acquired on Vesting(1)		Realized on Vesting
John G. Duffy	5,861	(2)	$168,914	(2)
	6,250	(3)	$153,063	(3)
Robert Giambrone	2,930	(2)	$84,443	(2)
	12,500	(3)	$306,125	(3)
Andrew M. Senchak	5,861	(2)	$168,914	(2)
	6,250	(3)	$153,063	(3)
Thomas B. Michaud	5,514	(2)	$158,914	(2)
	6,250	(3)	$153,063	(3)
Mitchell B. Kleinman	2,093	(2)	$60,320	(2)
	9,375	(3)	$229,594	(3)

(1)	The amounts in this column reflect the shares that were granted pursuant to the 2006 Incentive Plan that vested during the fiscal year ended December 31, 2008, consisting of a portion of the total 2006 Year-End Stock Awards and a portion of the IPO Stock Awards. Since the amounts above are determined solely with respect to the year ended December 31, 2008, they do not include the portions of the 2006 Year-End Stock Awards and the 2007 Year-End Stock Awards that vested in February 2009.

(2)	Represents the one-third portion of the 2006 Year-End Stock Awards that vested on February 1, 2008. The value realized was calculated by multiplying the number of shares vested by $28.82, which was the closing price of our common stock on the NYSE on February 1, 2008.

(3)	Represents the one-quarter portion of the IPO Stock Awards that vested on November 8, 2008. The value realized was calculated by multiplying the number of shares vested by $24.49, which was the closing price of our common stock on the NYSE on November 7, 2008, the last trading day prior to the date of vesting.
AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS
The Executive Agreements Generally
     The Employment Agreements
     We entered into each of the Employment Agreements with Messrs. Duffy, Senchak and Michaud on November 1, 2006, which agreements were amended as of December 31, 2008 in order to comply with certain requirements of Section 409A of the Code, as described below under “—Amendments to the Executive Agreements.” Each Employment Agreement is for a term of three years. During the term of the Employment Agreements, Mr. Duffy will serve as our Chairman and Chief Executive Officer, Mr. Senchak will serve as our Vice Chairman, President and Co-Head of Investment Banking and Mr. Michaud will serve as our Vice Chairman and Chief Operating Officer. In addition, each of the Employment Agreements provides that we will cause the Executive to be nominated for election and re-election to the Board during the term of the agreement. Pursuant to the Employment Agreements, each of Messrs. Duffy, Senchak and Michaud initially will receive an annual base salary at least equal to their 2006 annual base salary, which was $325,000 for each Executive. The Employment Agreements provide that each Executive is eligible to receive an annual bonus under the terms of the Bonus Plan and other benefits to the same extent as provided generally to similarly situated executives of the Company.
     The Change of Control Agreements
     We entered into the Change of Control Agreements with Messrs. Kleinman and Giambrone on February 1, 2008, which agreements were amended as of December 31, 2008 in order to comply with certain requirements of Section 409A of the Code, as described below under “—Amendments to the Executive Agreements.” Each Change of Control Agreement covers a three-year term and automatically renews for successive three-year periods unless we deliver written notice of our intent not to renew. If no “change of control” (as defined in the agreements) occurs during the term of these agreements, the terms and conditions of the Executive’s employment with us remain unaffected under these agreements. Following the date on which a change of control occurs, these agreements automatically convert into employment agreements with a three-year term commencing upon such date. If the Executive continues to be employed after a change of control, he will be entitled to, among other things, (i) the continued position, authority, duties and responsibilities commensurate with the most significant of those he held during the 120 day period prior to the change of control, (ii) an annual base salary that is not reduced below an annual rate equal to 12 times the highest monthly base salary paid in the 12-month period prior to the change of control and (iii) an annual bonus at least equal to the highest bonus earned under the Bonus Plan (or any comparable plan) for the 3 years prior to the change of control (such bonus is referred to as the “Highest Pre-Effective Date Bonus”).
     Under the Change of Control Agreements, the date on which a change of control occurs is referred to as the “Effective Date.” However, if termination of the Executive occurs prior to the date of a change of control, but such termination (i) was at the request of a third party that had taken steps designed to achieve a change of control or (ii) otherwise arose in anticipation of a change of control, then for the purposes of these agreements the “Effective Date” becomes the date of such termination.
     Amendments to the Executive Agreements
     In order to comply with Section 409A of the Code, each of the Executive Agreements was amended as of December 31, 2008, the deadline for compliance with Section 409A. Section 409A applies to all deferred compensation arrangements, including but not limited to employment agreements and change of control agreements, and to all United States taxpayers, regardless of title, compensation or position, or whether the employer is public, private not-for-profit or a foreign entity. Failure to comply may have resulted in immediate inclusion in taxable compensation of all amounts deferred under such arrangements, plus a 20% penalty tax, plus potential underpayment interest penalties for all amounts not previously included in income, all of which would be payable by employees whose arrangements or agreements were non-compliant.
Termination and Change of Control Provisions in the Executive Agreements
     Termination by the Company for Cause or by the Executive Without Good Reason
     Under the Employment Agreements and, within three years after the Effective Date, under the Change of Control Agreements, if the Executive voluntarily terminates employment without “good reason” (as such term is defined in the agreements), we will be required to pay to the Executive the following, which are referred to as the “Accrued Obligations”: (i) his annual base salary and accrued vacation pay through the termination date, (ii) his annual bonus for the fiscal year preceding the fiscal year in which the termination occurred (if not already paid) and (iii) unreimbursed business expenses through the termination date. In addition, he will be entitled to any vested benefits payable as of the termination date.
     Under the Employment Agreements, the Executive will also be entitled to the Accrued Obligations and vested benefits payable as of the termination date if he is terminated for “cause” (as such term is defined in such agreements). Under the Change of Control Agreements, if within three years after the Effective Date the Executive is terminated for “cause” (as such term is defined in such agreements), the Executive will only be entitled to his annual base salary through the termination date, as well as vested benefits payable as of the termination date.
     Termination due to Death or Disability
     Under the Employment Agreements in the event of a termination of employment due to death or disability, the Executive will be entitled to receive (i) the Accrued Obligations, (ii) vested benefits payable at termination and (iii) a pro-rata annual bonus (such bonus is referred to as the “Pro-Rata Employment Agreement Bonus”), based on the highest annual bonus earned in the three years prior to the date of termination (such bonus is referred to as the “Highest Employment Agreement Bonus”).
     Under the Change of Control Agreements, in the event, within three years after the Effective Date, of a termination of employment due to death or disability, the Executive will be entitled only to the Accrued Obligations and vested benefits payable at termination. However, if the Executive could have resigned for “good reason” (as defined in the agreements) on or before the date of death or disability but failed to do so, he will be entitled as a result of his death or disability to receive all amounts payable to him as if he had resigned for good reason. Payments to which the Executive would be entitled under the Change of Control Agreements due to a resignation for good reason are described below under “Termination by the Company Without Cause or by the Executive for Good Reason.”

     Under the Executive Agreements, “disability” means, generally, the Executive’s absence from his duties with us on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by us and acceptable to the Executive.
     Termination by the Company Without Cause or by the Executive For Good Reason
     Under the Employment Agreements and, within three years after the Effective Date, under the Change of Control Agreements, if the Executive’s employment is terminated by us (other than a termination for “cause,” “death” or “disability”) or the Executive terminates employment for “good reason,” the Executive will be entitled to a lump-sum cash payment equal to:
•	the then-Accrued Obligations by the Executive, which may be subject to adjustment in the event of any previous deferral election with respect to annual base salary or annual bonus,

•	in the case of the Employment Agreements only, the Pro-Rata Employment Agreement Bonus,

•	in the case of the Change of Control Agreements only, a pro-rata bonus amount that is based on the higher of (i) the annual bonus for the preceding fiscal year (the “Recent Annual Bonus”) and (ii) the Highest Pre-Effective Date Bonus, and

•	the sum of 3 times (in the case of the Employment Agreements) and 2.5 times (in the case of the Change of Control Agreements):
▪	the Executive’s base salary, plus

▪	in the case of the Employment Agreements only, the Highest Employment Agreement Bonus, plus

▪	in the case of the Change of Control Agreements only, the higher of the Recent Annual Bonus and the Highest Pre-Effective Date Bonus, plus

▪	the amount of our contribution to the Profit Sharing Plan on behalf of the Executive for the year prior to the date of termination.
     Upon any such termination, the Executive and his family will also be entitled to receive welfare benefit coverage (including medical, prescription, dental, disability, employee life insurance, group life insurance, accidental death and travel accident insurance), at the same after-tax cost to the Executive if the Executive had continued to be employed by the Company, for up to three years in the case of the Employment Agreements, and up to eighteen months in the case of the Change of Control Agreements. The Executive will also be paid any base salary or annual bonus previously deferred by the Executive.
     Generally, for purposes of the Executive Agreements, “cause” exists for the Executive’s:
•	willful and continued failure substantially to perform the Executive’s duties (other than as a result of physical or mental illness or injury), after written demand for substantial performance,

•	illegal conduct or gross misconduct, in either case that is willful and results in material and demonstrable damage to our business or reputation, or

•	conviction of, or plea of guilty or nolo contendere to, a charge of commission of a felony.
     Generally, for purposes of the Executive Agreements, “good reason” exists if, without the Executive’s consent:
•	the Executive is assigned duties inconsistent with his job description, or we take any action that results in a diminution in the Executive’s position, authority, duties or responsibilities,

•	we fail to pay or provide, as required by the Executive Agreements, any of the Executive’s (i) base salary, annual bonus and other benefits, (ii) reimbursement of expenses, (iii) office and staff or (iv) solely in the case of the Change of Control Agreements, adequate indemnification and directors’ and officers’ liability insurance,

•	solely in the case of the Employment Agreements, the Executive is not nominated for election to the Board,

•	we require that the Executive render his services primarily at a location other than the one described in his Executive Agreement,

•	we purport to terminate the Executive’s employment otherwise than as permitted by his Executive Agreement, or

•	we fail to require any successor by us to assume expressly and agree to perform his Executive Agreement.
     Under the Change of Control Agreements, the Executive’s employment will not be deemed to have been terminated for good reason if we remedy such circumstance within 30 days after notice thereof from the Executive. Under the Employment Agreements, such “cure” provisions are only applicable to the circumstances described in the first three bullets above.
     Change of Control
     Under the Executive Agreements, upon a change of control of us, the named executive officers may be subject to certain excise taxes pursuant to Section 4999 of the Code. Each of the named executive officers are entitled to a “gross-up” payment to make the Executive whole for any federal excise tax imposed under Section 4999 of the Code on change of control payments or benefits received by the Executive, unless the value of the payments and benefits does not exceed 110% of the maximum amount payable without triggering the excise tax, in which case the payments and benefits will be reduced to such maximum amount. The occurrence of a termination of employment in connection with a change of control increases the likelihood that an Executive will be subject to the federal excise tax imposed under Section 4999 of the Code.
     Generally, for purposes of the Change of Control Agreements and the 2006 Incentive Plan, a “change of control” occurs:
•	if any person becomes the owner of 20% or more of our common stock or voting securities (other than stock or securities acquired (i) directly from, or by, us, (ii) by an employee benefit plan of ours or of our affiliates, or (iii) in a transaction described in the second-to-last bullet below),

•	if there occurs the replacement of a majority of the members of the Board in place (i) as of the effective date of the 2006 Incentive Plan (in the case of the Employment Agreements) or (ii) as of the date of the Change of Control Agreements (in the case of such agreements), other than in specific circumstances,

•	upon consummation of a reorganization, merger, exchange, consolidation or similar transaction of us or any of our subsidiaries, a sale or other disposition of all or substantially all of our assets; or the acquisition of another company’s assets or stock by us or any of our subsidiaries, other than a transaction that would result in (i) all or substantially all of the owners of our outstanding common stock and voting securities immediately prior to the transaction continuing to own more than 50% of the common stock (or its equivalent) and voting power of the entity resulting from that transaction in substantially the same proportions as their pre-transaction ownership, (ii) no person (other than any corporation resulting from that transaction or any employee benefit plan of us or that corporation) owning 20% or more of the common stock or voting power of voting securities of that corporation (excluding pre-transaction ownership), and (iii) the members of the incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for that transaction constituting at least a majority of the members of the board of directors (or its equivalent) of the entity resulting from that transaction, or

•	our stockholders approve a complete liquidation or dissolution of us.
     Restrictive Covenants
     Each of the Executive Agreements contains restrictive covenants prohibiting the Executive from disclosing confidential information obtained while employed by us. In addition, the Employment Agreements contain additional restrictive covenants prohibiting the Executive from competing with us and soliciting our employees and customers during the term of such agreements and for the two-year period thereafter.
Other Termination and Change of Control Provisions
     The IPO Stock Awards, the 2006 Year-End Stock Awards, the 2007 Year-End Stock Awards and the 2008 Year-End Stock Awards were issued pursuant to the 2006 Incentive Plan. Each such award is governed by a restricted stock award agreement entered into between us and the individual award recipient. Pursuant to such award agreements, the vesting of such restricted stock will accelerate upon death, permanent disability or a change of control. Any unvested shares shall be forfeited on certain employment termination events, including both voluntary termination by the Executive with or without good reason and termination by us with or without “cause” (as defined in the 2006 Incentive Plan), but excluding retirement (subject to satisfaction of certain conditions precedent). The vesting schedules for each of the IPO Stock Awards, the 2006 Year-End Stock Awards, the 2007 Year-End Stock Awards and the

2008 Year-End Stock Awards are described under “Equity-Based Awards” and “Executive Year-End Performance Awards for 2008” beginning on pages 16 and 22, respectively.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
Potential Termination and Change of Control Payments for Messrs. Duffy, Senchak and Michaud
     The following tables describe the estimated potential payments upon termination or change of control of us that would be payable to each of Messrs. Duffy, Senchak and Michaud, assuming that the termination or change of control occurred on December 31, 2008. The actual amounts to be paid can only be determined at the time of such Executive’s separation from the Company. The footnotes for all three of the tables set forth below are included after the third table.
     Payments for John G. Duffy

				Termination
	Termination			for Good Reason
	Without	Termination	Termination for	or Without Cause	Change of Control
	Good Reason	Due to Death	Good Reason or	in Connection with a	Without
	or for Cause	or Disability	Without Cause	Change of Control	Termination
Cash Severance — Base	$0	$0	$975,000	$975,000	$0
Cash Severance — Bonus	0	0	10,540,625	10,540,625	0
2008 Pro-rata Bonus(1)	0	3,513,542	3,513,542	3,513,542	0
Equity Value(2)	0	1,458,683	0	1,458,683	1,458,683
Health/Welfare Benefits	0	0	34,770	34,770	0
Company Profit Sharing Contribution	0	0	29,066	29,066	0
Gross-up on Excise Taxes(3)	n/a	n/a	n/a	6,695,582	0

Total	$0	$4,972,225	$15,093,003	$23,247,268	$1,458,683

     Payments for Andrew M. Senchak

				Termination
	Termination			for Good Reason
	Without	Termination	Termination for	or Without Cause	Change of Control
	Good Reason	Due to Death	Good Reason or	in Connection with a	Without
	or for Cause	or Disability	Without Cause	Change of Control	Termination
Cash Severance — Base	$0	$0	$975,000	$975,000	$0
Cash Severance — Bonus	0	0	10,540,625	10,540,625	0
2008 Pro-rata Bonus(1)	0	3,513,542	3,513,542	3,513,542	0
Equity Value(2)	0	1,458,683	0	1,458,683	1,458,683
Health/Welfare Benefits	0	0	34,770	34,770	0
Company Profit Sharing Contribution	0	0	29,066	29,066	0
Gross-up on Excise Taxes(3)	n/a	n/a	n/a	6,691,744	0

Total	$0	$4,972,225	$15,093,003	$23,243,430	$1,458,683

     Payments for Thomas B. Michaud

				Termination
	Termination			for Good Reason
	Without	Termination	Termination for	or Without Cause	Change of Control
	Good Reason	Due to Death	Good Reason or	in Connection with a	Without
	or for Cause	or Disability	Without Cause	Change of Control	Termination
Cash Severance — Base	$0	$0	$975,000	$975,000	$0
Cash Severance — Bonus	0	0	10,519,625	10,519,625	0
2008 Pro-rata Bonus(1)	0	3,506,542	3,506,542	3,506,542	0
Equity Value(2)	0	1,442,744	0	1,442,744	1,442,744
Health/Welfare Benefits	0	0	52,091	52,091	0
Company Profit Sharing Contribution	0	0	29,066	29,066	0
Gross-up on Excise Taxes(3)	n/a	n/a	n/a	6,717,108	0

Total	$0	$4,949,286	$15,082,324	$23,242,176	$1,442,744

(1)	Because amounts in the table are determined as of December 31, 2008, the 2008 Pro-rata Bonus reflects a bonus for the entire 2008 fiscal year. Year-end bonuses are generally paid in the first quarter of the following year.

(2)	The amounts shown assume vesting of restricted stock as of December 31, 2008 at the year-end closing price on the NYSE of $23.00 (the last trading day of 2008), and do not include any stock awards that had already vested as of December 31, 2008. Since the amounts shown are determined as of December 31, 2008, they do not include the unvested 2008 Year-End Stock Awards that were granted in February 2009 and do not exclude the portions of the 2006 Year-End Stock Awards and the 2007 Year-End Stock Awards that vested in February 2009.

(3)	The calculation of the gross-up amount is based upon an excise tax rate of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate and a state income tax rate applicable to the individual Executive. For purposes of this calculation, it is assumed that no amounts will be discounted as attributable to reasonable compensation and no value is attributed to, with respect to the Employment Agreements, the Executive’s non-competition covenants.
Potential Termination and Change of Control Payments for Messrs. Giambrone and Kleinman
     The following tables describe the estimated potential payments upon a change of control, both with and without a subsequent termination, that would be payable to each of Messrs. Giambrone and Kleinman, assuming that the change of control, and if applicable the termination, occurred on December 31, 2008, which would result in the occurrence of an Effective Date. The actual amounts to be paid can only be determined at the time of such Executive’s separation from the Company. The footnotes for the tables set forth below are included after the second table.
Payments for Robert Giambrone in Connection with a Change of Control

	Termination
	Without	Termination	Termination	Change of Control
	Good Reason	Due to Death	For Good Reason	Without
	or for Cause	or Disability(1)(2)	or Without Cause	Termination(1)
Cash Severance — Base	$0	$0	$725,000	$0
Cash Severance — Bonus	0	0	4,419,881	0
2008 Pro-rata Bonus(3)	0	0	1,767,952	0
Equity Value(4)	0	1,355,850	1,355,850	1,355,850
Health/Welfare Benefits	0	0	26,026	0

Company Profit Sharing Contribution	0	0	24,222	0
Gross-up on Excise Taxes(5)	0	0	3,282,389	0

Total	$0	$1,355,850	$11,601,320	$1,355,850

Payments for Mitchell B. Kleinman in Connection with a Change of Control

	Termination
	Without	Termination	Termination	Change of Control
	Good Reason	Due to Death	For Good Reason	Without
	or for Cause	or Disability(1)(2)	or Without Cause	Termination(1)
Cash Severance — Base	$0	$0	$712,500	$0
Cash Severance — Bonus	0	0	3,164,551	0
2008 Pro-rata Bonus(3)	0	0	1,265,820	0
Equity Value(4)	0	1,003,927	1,003,927	1,003,927
Health/Welfare Benefits	0	0	26,016	0
Company Profit Sharing Contribution	0	0	24,222	0
Gross-up on Excise Taxes(5)	0	0	2,346,989	0

Total	$0	$1,003,927	$8,544,025	$1,003,927

(1)	The amounts shown in this column are derived from the agreements relating to restricted stock.

(2)	The amounts shown in this column assume that the Executive could not have resigned for “good reason” on or before the date of death or disability. If (i) the Effective Date preceded the date of death or disability and (ii) the Executive could have resigned for good reason on or before the date of death or disability but failed to do so, he would be entitled to all amounts set forth in column three under the heading “Termination for Good Reason or Without Cause.”

(3)	Because amounts in the table are determined as of December 31, 2008, the 2008 Pro-rata Bonus reflects a bonus for the entire 2008 fiscal year. Year-end bonuses are generally paid in the first quarter of the following year.

(4)	The amounts shown assume vesting of restricted stock as of December 31, 2008 at the year-end closing price on the NYSE of $23.00 (the last trading day of 2008), and do not include any stock awards that had already vested as of December 31, 2008. Since the amounts shown are determined as of December 31, 2008, they do not include the unvested 2008 Year-End Stock Awards that were granted in February 2009 and do not exclude the portions of the 2006 Year-End Stock Awards and the 2007 Year-End Stock Awards that vested in February 2009.

(5)	The calculation of the gross-up amount is based upon an excise tax rate of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate and a state income tax rate applicable to the individual Executive. For purposes of this calculation, it is assumed that no amounts will be discounted as attributable to reasonable compensation and no value is attributed to non-competition covenants, as the Change of Control Agreements do not contain any such covenants.

DIRECTOR COMPENSATION
     We use a combination of cash and stock-based incentive compensation to attract and retain qualified independent directors to serve on the Board. In setting director compensation, the Compensation Committee and the Board consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board. Directors who are also our employees receive no additional compensation for their service as directors. The compensation policy for non-employee directors, which is unchanged from last year’s policy, was approved by the Board in February 2009 at the recommendation of the Compensation Committee.
Cash Compensation Paid to Non-Employee Directors
     Members of the Board who are not our employees are entitled to receive an annual cash retainer of $50,000, payable in equal quarterly installments of $12,500. The chairman of the Audit Committee is entitled to additional cash compensation of $25,000 per year, payable in equal quarterly installments of $6,250. The chairman of the Compensation Committee is entitled to additional compensation of $15,000 per year, payable in equal quarterly installments of $3,750.
Stock Compensation Paid to Non-Employee Directors
     Members of the Board who are not our employees are entitled to receive, in arrears, $50,000 in annual restricted stock grants. Such grants are payable on or about the time of payment of annual equity stock bonuses that have been awarded to our senior management, which is generally in the first quarter of the following fiscal year, and vest on the same terms as year-end equity stock awards to our senior management.
Non-Employee Director Stock Ownership Guidelines
     The Board has approved stock ownership guidelines for our non-employee directors. Such guidelines were structured with the assistance of the Independent Compensation Consultant retained by the Compensation Committee. Non-employee directors must own shares of our common stock equal in value to five times the annual cash compensation that independent directors receive for their services in such capacity. Such target does not contemplate any cash compensation received for services as either a chairperson or a member of any Board committees.
     Current non-employee directors subject to the guidelines must be in compliance within five years of January 1, 2008. Directors that fail to meet these guidelines will receive all further compensation for their director services in the form of our restricted stock until the target multiple is reached. The Compensation Committee reaffirmed the non-employee director stock ownership guidelines in their existing form at its first meeting in 2009. Our employee directors are subject to different guidelines, which are described under “Executive Stock Ownership Guidelines” beginning on page 17.
Director Compensation Table
     The table below sets forth the compensation paid by us to non-employee directors with respect to the fiscal year ended December 31, 2008.

	Fees Earned or		Stock
Name(1)	Paid in Cash		Awards(2)	Total
Daniel M. Healy	$75,000	(3)	$50,000	$125,000
Christopher M. Condron	$65,000	(4)	$50,000	$115,000
James K. Schmidt	$50,000		$50,000	$100,000
Michael J. Zimmerman	$50,000		$50,000	$100,000

(1)	John G. Duffy, Thomas B. Michaud and Andrew M. Senchak are not included in this table as they are employee directors of us and thus receive no additional compensation for their services as directors. The compensation received by Messrs. Duffy, Michaud and Senchak as our employees are shown in the “Summary Compensation Table” beginning on page 27.

(2)	The actual number of shares to be issued in connection with these awards was calculated by dividing the aggregate dollar amount of the stock award by $19.01, the weighted average price of our common stock on the NYSE over a ten consecutive trading day period ending at the close of the market on February 6, 2009, the grant date for such restricted common stock.

(3)	Includes compensation in connection with service as chairman of the Audit Committee.

(4)	Includes compensation in connection with service as chairman of the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review and Approval of Transactions with Related Persons
     To minimize actual and perceived conflicts of interest, the Board has delegated to the Audit Committee the authority to review any Company transactions where the aggregate amount involved is reasonably expected to exceed $120,000 and any of the following persons has or will have a direct or indirect material interest:
•	our executive officers or directors (including nominees),

•	our 5% or greater stockholders, and

•	a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law or individual (other than a tenant or employee) sharing the household of any of the foregoing persons.
     These transactions are considered “related party transactions” and the Audit Committee has adopted a written policy (referred to as the “Related Party Review Policy”) governing such transactions. Unless exempted from the Related Party Review Policy as described below, related party transactions must be approved or ratified by the Audit Committee unless the committee determines that such transaction must be considered by all disinterested Board members, in which case such transaction will be approved or ratified by the vote of a majority of such disinterested directors.
     In considering whether to approve or ratify any related party transaction, the Audit Committee, or disinterested members of the Board, as the case may be (the “Reviewing Directors”), shall consider all relevant factors, including but not limited to:
•	the size of the transaction and the amount payable to the related party,

•	the nature of the interest of the related party in the transaction,

•	whether the transaction may involve a conflict of interest, and

•	whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.
     The Reviewing Directors will review related party transactions at regularly scheduled meetings of the Audit Committee or the Board, as the case may be, unless it is advisable for an interim meeting to be called for such purpose. Certain transactions that would not be required to be disclosed under applicable rules and regulations of the SEC are exempted from the definition of “related party transactions” under the Related Party Review Policy, and therefore do not require review and approval by the Audit Committee.
Relationships with Our Directors and Executive Officers
     Securities Trading and Investments by Employees
     From time to time, our directors, officers and other employees may buy or sell securities to or from Keefe as principal or through Keefe as agent in its capacity as a registered securities broker-dealer. Such transactions are generally executed on terms (i.e., commissions, mark-ups, and mark-downs) more favorable to the employee-customer than those available to similarly situated non-employee customers. In addition, through our clearing broker we provide margin credit for employees, while we have not provided such credit to customers.
     In November 2008, Keefe served as the sole agent in connection with a secondary offering of our common stock that was executed in a series of “block trade” transactions on behalf of certain employee stockholders, including our executive officers. Keefe received no fees or commissions for such trades and the Company did not itself issue any common stock in the offering. In connection with the secondary offering, we filed a prospectus supplement to our effective shelf registration statement that is on file with the SEC.
     From time to time, and subject to our policies requiring prior satisfaction of customer orders, certain employees are permitted to make investments for their own account in securities which we are also placing with customers or in which we are also making an investment as principal. With the exception of allowing employees to make such investments net of any sales commissions or similar fees due us, such investments are made on terms no more favorable to the employee than those relating to the investments of our customers.

     Our employees, including the named executive officers, are subject to trading restrictions on our common stock. These restrictions are generally included in the Stockholders’ Agreement described below, in bonus grant agreements signed by individual employees and in our Company-wide employee trading policy. Under this trading policy, employees may trade our common stock only during certain “window” periods throughout the year, which generally open on the second trading day following a quarterly public earnings release and close immediately after completion of the second month of a fiscal quarter. Furthermore, this policy prohibits employees from hedging or shorting our stock, due to a concern that such actions may be perceived as creating an economic interest in a negative price performance. Employees are also required to hold stock positions in financial services companies (including our stock) for a minimum of 30 days. Certain of these trading restrictions may be waived in limited circumstances.
     Investments in KBW-Sponsored SPAC
     In December 2007, FIG Acquisition Corp. (“FIG”), with the Company as a sponsor, filed a registration statement with the SEC for an initial public offering. FIG was structured as a special purpose acquisition company, or SPAC, to pursue a business combination with a financial services company. Certain of our named executive officers as well as other employees were appointed as senior officers or directors of FIG, and in January 2008 many of such persons initiated investments in FIG common stock and warrants to purchase common stock. Such investments were reviewed and approved by the Audit Committee. As a result of ongoing market conditions, FIG has not pursued its initial public offering or any business combination, and payment of the full subscription and purchase prices by employees for the FIG equity investments has been indefinitely postponed.
Amended and Restated Stockholders’ Agreement
     At the time of completion of the IPO, employees deemed to be “covered stockholders,” (defined to be any employees holding a title at or above the level of “Principal”) entered into the Stockholders’ Agreement, relating to the ownership and disposition of any shares of our common stock owned by them. Pursuant to the Stockholders’ Agreement, shares held by covered stockholders are subject to limitations on disposition until the five year anniversary of the IPO, which limitations may be waived by the Board or will be removed upon retirement, death or disability in accordance with the agreement. Prior to November 8, 2008, the second anniversary of the IPO, each covered stockholder was not permitted to dispose of any shares. On or after such date, the Stockholders’ Agreement permits each covered stockholder to dispose of his or her shares as follows:
•	on or after the second anniversary, each covered stockholder may dispose of up to 25% of his of her shares,

•	on or after the third anniversary, each covered stockholder may dispose of up to an additional 25% of his or her shares,

•	on or after the fourth anniversary, each covered stockholder may dispose of up to an additional 25% of his or her shares, and

•	on or after the fifth anniversary, each covered stockholder may dispose of his or her shares without restriction.
     These anniversary permissions are cumulative so that they may be exercised at any future date. As of April 13, 2009, approximately 13,486,240 shares owned by covered stockholders remain subject to the restrictions of the Stockholders’ Agreement, which represents approximately 39% of our outstanding common stock. Such percentage is based on the 34,898,252 shares outstanding on April 13, 2009, which total includes 4,706,401 currently unvested shares and excludes 1,209,977 vested RSUs. On November 8, 2009, the third anniversary of the IPO, approximately 4,495,413 shares are expected to be removed from the restrictions of the Stockholders’ Agreement.
     Under the Stockholders’ Agreement, a covered stockholder may elect “retirement” and terminate his or her employment and be free to sell all shares at any time after the second anniversary of the IPO, without restriction, if such employee (i) is 60 years old or older or (ii) the total number of years served as an employee and such employee’s age is 65 or greater and, in either case, such employee enters into a non-competition, non-solicitation agreement with us providing that the employee will refrain from certain practices involving competitors or potential competitors of us for two years following the date of termination of employment. Covered stockholders who retire prior to the second anniversary and meet or obtain a waiver from the criteria for Retirement, including execution of the two-year non-competition and non-solicitation agreement, will not accelerate the schedule of limitations on sales until the second anniversary of the IPO. The Stockholders’ Agreement also provides that a covered stockholder who does not meet the criteria for Retirement who elects to terminate employment with us prior to the fifth anniversary of the IPO may not, within three months or, if earlier, the fifth anniversary of the IPO, engage in any employment in competition with us (as contemplated by the Stockholders’ Agreement).

     In addition, a covered stockholder may dispose of subject shares to a family member or a trust or other entity for the benefit of or controlled by the covered stockholder or the covered stockholder’s family member, provided that the family member or trust or other entity agrees in writing to be bound by the Stockholders’ Agreement.
     With the consent of the Board, covered stockholders may dispose of additional shares at any time, in any amount, regardless of the foregoing restrictions. In addition, the Stockholders’ Agreement does not restrict the disposition of shares held by a covered stockholder who ceases to be an employee as a result of death or disability, or is terminated by us without “cause” (as such term is defined in the Stockholders’ Agreement).

SECURITY OWNERSHIP
     The following table sets forth the beneficial ownership of our common stock as of April 13, 2009, for:
•	each director and nominee for director,

•	each executive officer named in the “Summary Compensation Table” herein,

•	all directors (including nominees) and the named executive officers as a group, and

•	any beneficial owner of more than five percent of our common stock.
     In accordance with the rules of the SEC, “beneficial ownership” includes voting or investment power with respect to securities. These amounts reflect the shares outstanding based upon the vesting terms of outstanding RSUs and all shares of restricted stock (whether vested or unvested) granted pursuant to the IPO Stock Awards, the 2008 Year-End Stock Awards, the 2007 Year-End Stock Awards and the 2006 Year-End Stock Awards. Unless otherwise indicated, the address for each person listed below is: c/o KBW, Inc. 787 Seventh Avenue, New York, New York, 10019. To our knowledge, except as may be noted in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percent‡
John G. Duffy(1)	1,037,376	2.87%
Andrew M. Senchak(2)	937,268	2.60%
Thomas B. Michaud(3)	830,830	2.30%
Mitchell B. Kleinman(4)	288,408	*
Robert Giambrone(5)	226,383	*
Daniel M. Healy(6)	28,348	*
Christopher M. Condron(7)	14,598	*
James K. Schmidt(8)	8,106	*
Michael J. Zimmerman(9)	5,122	*
All Directors and Executive Officers as a group (9 persons)	3,376,439	9.35%

‡	For purposes of this table the percentage is calculated based on the 34,898,252 shares of common stock which are entitled to vote at the Meeting and the 1,209,977 shares underlying vested RSUs which are not entitled to vote at the Meeting, for a total of 36,108,229 shares of common stock.

*	Less than 1% of our outstanding shares of common stock.

(1)	Includes (a) 18,750 unvested shares of restricted stock representing Mr. Duffy’s IPO Stock Award, (b) 40,320 unvested shares of restricted stock representing his 2008 Year-End Stock Award, (c) 21,967 unvested shares of restricted stock representing his 2007 Year-End Stock Award, (d) 5,860 unvested shares of restricted stock representing the unvested portion of his 2006 Year-End Stock Award, (e) 376,950 shares of common stock which are indirectly beneficially owned by Mr. Duffy and held by the John G. Duffy 2007 Grantor Retained Annuity Trust (“GRAT”) and the John G. Duffy 2008 GRAT, of both of which Mr. Duffy is the trustee and from both of which he receives an annuity and (f) 254,762 shares held in the aggregate by twelve trusts for the benefit of Mr. Duffy’s children, over which Mr. Duffy has no voting or investment control (Mr. Duffy disclaims any beneficial ownership of these 254,762 shares).

(2)	Includes (a) 18,750 unvested shares of restricted stock representing Mr. Senchak’s IPO Stock Award, (b) 40,320 unvested shares of restricted stock representing his 2008 Year-End Stock Award, (c) 21,967 unvested shares of restricted stock representing his 2007 Year-End Stock Award, (d) 5,860 unvested shares of restricted stock representing the unvested portion of his 2006 Year-End Stock Award and (e) 835,905 shares of common stock which are indirectly beneficially owned by Mr. Senchak and held by the Andrew M. Senchak 2006 GRAT, the Andrew M. Senchak 2007 GRAT and the Andrew M. Senchak 2009 GRAT, of all of which Mr. Senchak is the trustee and from all of which he receives an annuity.

(3)	Includes (a) 18,750 unvested shares of restricted stock representing Mr. Michaud’s IPO Stock Award, (b) 40,320 unvested shares of restricted stock representing his 2008 Year-End Stock Award, (c) 21,967 unvested shares of restricted stock representing his 2007 Year-End Stock Award, (d) 5,514 unvested shares of restricted stock representing the unvested portion of his 2006 Year-End Stock Award and (e) 26,875 shares of common stock underlying vested RSUs held by Mr. Michaud.

(4)	Includes (a) 28,125 unvested shares of restricted stock representing Mr. Kleinman’s IPO Stock Award, (b) 17,280 unvested shares of restricted stock representing his 2008 Year-End Stock Award, (c) 7,559 unvested shares of restricted stock representing his 2007 Year-End Stock Award, (d) 2,093 unvested shares of restricted stock representing the unvested portion of his 2006 Year-End Stock Award and (e) 124,829 shares of common stock underlying vested RSUs held by Mr. Kleinman.

(5)	Includes (a) 37,500 unvested shares of restricted stock representing Mr. Giambrone’s IPO Stock Award, (b) 24,000 unvested shares of restricted stock representing his 2008 Year-End Stock Award, (c) 10,393 unvested shares of restricted stock representing his 2007 Year-End Stock Award, (d) 2,931 unvested shares of restricted stock representing the unvested portion of his 2006 Year-End Stock Award and (e) 26,961shares of common stock underlying vested RSUs held by Mr. Giambrone.

(6)	Includes (a) 3,750 unvested shares of restricted stock representing Mr. Healy’s IPO Stock Award, (b) 2,630 unvested shares of restricted stock that were issued under the 2006 Incentive Plan in February 2009, representing his 2008 non-employee director stock compensation and (c) 1,312 unvested shares of restricted stock that were issued under the 2006 Incentive Plan in February 2008, representing his 2007 non-employee director stock compensation.

(7)	Includes (a) 2,630 unvested shares of restricted stock that were issued under the 2006 Incentive Plan in February 2009, representing Mr. Condron’s 2008 non-employee director stock compensation and (b) 1,312 unvested shares of restricted stock that were issued under the 2006 Incentive Plan in February 2008, representing his 2007 non-employee director stock compensation.

(8)	Includes (a) 2,630 unvested shares of restricted stock that were issued under the 2006 Incentive Plan in February 2009, representing Mr. Schmidt’s 2008 non-employee director stock compensation and (b) 984 unvested shares of restricted stock that were issued under the 2006 Incentive Plan in February 2008, representing his 2007 non-employee director stock compensation.

(9)	Includes (a) 2,630 unvested shares of restricted stock that were issued under the 2006 Incentive Plan in February 2009, representing Mr. Zimmerman’s 2008 non-employee director stock compensation and (b) 328 unvested shares of restricted stock that were issued under the 2006 Incentive Plan in February 2008, representing his 2007 non-employee director stock compensation.

PROPOSAL 2

APPROVAL OF KBW, INC. 2009 INCENTIVE COMPENSATION PLAN
     We currently provide stock-based compensation under the KBW, Inc. 2006 Equity Incentive Plan, which we refer to as the “2006 Incentive Plan,” to directors, officers, employees, advisors, consultants and independent contractors. As of April 13, 2009, there were 641,638 shares of our common stock remaining available for future grants under the 2006 Incentive Plan. As of that date, there were 4,706,401 shares subject to outstanding but unvested restricted stock and restricted stock unit awards under the 2006 Incentive Plan.
     The Board believes that the 2006 Incentive Plan has contributed significantly to our success by enabling us to attract and retain the services of directors, officers, employees, advisors, consultants and independent contractors of outstanding ability. Because our success is largely dependent upon the judgment, interest and special efforts of these individuals, we want to continue to provide stock-based incentive awards to recruit, motivate and retain these individuals. Accordingly, on April 21, 2009, at the recommendation of the Compensation Committee the Board adopted, subject to stockholder approval, the KBW, Inc. 2009 Incentive Compensation Plan, which we refer to as the “2009 Incentive Plan.”
     The 2009 Incentive Plan is intended to promote our long-term success and increase stockholder value by attracting, motivating, and retaining non-employee directors, officers, employees, advisors, consultants and independent contractors. To achieve this purpose, the 2009 Incentive Plan allows the flexibility to grant or award stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance unit awards, performance share awards, cash-based awards and other stock-based awards to eligible individuals. No awards have been made under the 2009 Incentive Plan. If our stockholders approve the 2009 Incentive Plan, no additional grants or awards will be made under the 2006 Incentive Plan in the future, but the awards outstanding under the 2006 Incentive Plan will remain in effect in accordance with their terms.
     The 2009 Incentive Plan will become effective on the date it is approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting. Shares held by brokers who do not have discretionary authority to vote on this proposal and who have not received voting instructions from the beneficial owners are not counted or deemed to be present or represented for the purpose of determining whether this proposal has been approved. Abstentions are treated as shares present or represented and are counted in the tabulations of the votes cast on this proposal. Abstentions have the same effect as voting against this proposal.
     The principal features of the 2009 Incentive Plan are summarized below. We encourage you to read the entire proposed 2009 Incentive Plan, which is attached as Appendix A to this Proxy Statement, for a full statement of its legal terms and conditions.
Administration
     The Compensation Committee will have discretionary authority to operate, manage and administer the 2009 Incentive Plan in accordance with its terms. The Compensation Committee will determine the non-employee directors, employees, advisors, consultants and independent contractors who will be granted awards under the 2009 Incentive Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The Compensation Committee will be authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the 2009 Incentive Plan. The Compensation Committee will interpret the 2009 Incentive Plan and award agreements and will have authority to correct any defects, supply any omissions and reconcile any inconsistencies in the 2009 Incentive Plan and/or any award agreements. The Compensation Committee’s decisions and actions concerning the 2009 Incentive Plan will be final and conclusive. Within the limitations of the 2009 Incentive Plan and applicable law, the Compensation Committee may delegate its responsibilities under the 2009 Incentive Plan to persons selected by it, and the Board will be permitted to exercise all of the Compensation Committee’s powers under the 2009 Incentive Plan.
     The Compensation Committee is comprised of at least two members of the Board, each of whom is selected by the Board and will satisfy independence criteria established by the Board and additional regulatory requirements, including the listing standards of the NYSE. Currently, the members of the Compensation Committee are Messrs. Healy, Condron and Schmidt, each of whom is a director, but not an employee, of the Company.

Shares Subject to the 2009 Incentive Plan
     A total of 6,641,638 shares of our common stock, which includes 641,638 shares available for issuance under the 2006 Incentive Plan, as previously approved by our stockholders, but not subject to any outstanding awards under the 2006 Incentive Plan as of April 13, 2009 would be available for delivery under the 2009 Incentive Plan. In addition, up to 4,706,401 shares of common stock subject to outstanding awards under the 2006 Incentive Plan that are forfeited or are otherwise settled or terminated without a distribution of shares on or after April 13, 2009, would be available for delivery under the 2009 Incentive Plan. The number of shares available for delivery under the 2009 Incentive Plan would be subject to adjustment for certain changes in our capital structure, as described under “Changes in Capital” beginning on page 47. The shares of common stock that may be issued under the 2009 Incentive Plan will be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares that have been reacquired and are held as treasury stock. Any shares (a) subject to an award that is (1) forfeited, terminated, cancelled or otherwise expires or (2) settled for cash, or (b) used to pay the exercise price or required tax withholding (whether by delivery or withholding of shares) for an award (whether under the 2006 Incentive Plan or the 2009 Incentive Plan) will be available for future awards under the 2009 Incentive Plan. If we acquire or combine with another company, any awards that may be granted under the 2009 Incentive Plan in substitution or exchange for outstanding stock options or other awards of that other company will not reduce the shares available for issuance under the 2009 Incentive Plan, but the shares available for any incentive stock options granted under the 2009 Incentive Plan will be limited to 6,641,638 shares of common stock, adjusted as stated above. On April 13, 2009, the closing price of our common stock on the NYSE was $23.45.
Participation
     The Compensation Committee may grant awards under the 2009 Incentive Plan to (a) employees, advisors, consultants and independent contractors of us and our subsidiaries and affiliates, (b) those individuals who have accepted an offer of employment or consultancy from us or our subsidiaries or affiliates, and (c) our non-employee directors. However, only employees of us and our subsidiaries will be eligible to receive “incentive stock options” under the 2009 Incentive Plan.
Stock Options
     A stock option is the right to purchase a specified number of shares of common stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2009 Incentive Plan. Stock options granted under the 2009 Incentive Plan will be either “incentive stock options,” which may be eligible for special tax treatment under the Code, or options other than incentive stock options, referred to as “nonqualified stock options,” as determined by the Compensation Committee and stated in the option agreement. The number of shares covered by each option will be determined by the Compensation Committee, but no participant may be granted in any fiscal year options for more than 1,000,000 shares of common stock. The exercise price of each option is set by the Compensation Committee but cannot be less than 100% of the fair market value of the common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% or more stockholder of the Company, 110% of that fair market value). Options granted under the 2009 Incentive Plan in substitution or exchange for options or awards of another company involved in a corporate transaction with the Company or a subsidiary will have an exercise price that is intended to preserve the economic value of the award that is replaced. The fair market value of our common stock generally means the closing price of the common stock on the NYSE on the option grant date. The exercise price of any stock options granted under the 2009 Incentive Plan may be paid by check, or, with the Compensation Committee’s approval, shares of our common stock already owned by the option holder, a cashless broker-assisted exercise that complies with law, withholding of shares otherwise deliverable to the option holder upon exercise of the option or any other method approved or accepted by the Compensation Committee in its discretion.
     Options will become exercisable and expire at the times and on the terms established by the Compensation Committee. An incentive stock option cannot be exercised later than the tenth anniversary of the grant date. If the exercise of an option (other than an ISO) on its scheduled expiration date would violate law, the option may be extended until its exercise would not violate law. Options generally terminate when the holder’s employment or service with us terminates. However, an option may be exercised for up to five years following the holder’s termination in specified circumstances, unless the Compensation Committee or the option agreement permits exercise of the option following the holder’s termination to any greater or lesser extent.

Stock Appreciation Rights
     Stock appreciation rights, or SARs, may be granted under the 2009 Incentive Plan alone or contemporaneously with stock options granted under the plan. SARs are awards that, upon their exercise, give the holder a right to receive from us an amount equal to (1) the number of shares for which the SAR is exercised, multiplied by (2) the excess of the fair market value of a share of our common stock on the exercise date over the grant price of the SAR. The grant price of a SAR cannot be less than 100% of the fair market value of our common stock on the grant date of such SAR. A SAR may be settled in cash, shares or a combination of cash and shares, as determined by the Compensation Committee. SARs will become exercisable and expire at the times and on the terms established by the Compensation Committee, subject to the same maximum time limits as are applicable to options granted under the 2009 Incentive Plan. However, a SAR granted with an option will be exercisable and terminate when the related option is exercisable and terminates, and such related option will no longer be exercisable to the extent that the holder exercises the related SAR. Likewise, such a SAR will not be exercisable to the extent that the related option is exercised. The number of shares covered by each SAR will be determined by the Compensation Committee, but no participant may be granted in any fiscal year SARs covering more than 1,000,000 shares of our common stock.
Restricted Stock and Restricted Stock Units
     Restricted stock awards are shares of our common stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Compensation Committee. Until the applicable restrictions lapse, shares of restricted stock are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares. Restricted stock units are denominated in units of shares of our common stock, except that no shares are actually issued to the participant on the grant date. When a restricted stock unit award vests, the participant is entitled to receive shares of our common stock, a cash payment based on the value of shares of our common stock or a combination of shares and cash. Vesting of restricted stock awards and restricted stock units may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. A recipient of restricted stock will have the rights of a stockholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock, unless the Compensation Committee provides otherwise in the grant. A recipient of restricted stock units will have none of the rights of a stockholder unless and until shares are actually delivered to the recipient. The number of shares of restricted stock and/or restricted stock units granted to a participant will be determined by the Compensation Committee, but no participant may be granted in any fiscal year more than 1,000,000 shares subject to awards of restricted stock or restricted stock units. Upon termination of employment or service, or failure to satisfy other vesting conditions, a participant’s unvested shares of restricted stock and unvested restricted stock units are forfeited unless the participant’s award agreement, or the Compensation Committee, provides otherwise.
Performance Units, Performance Shares and Cash-based Awards
     Performance units, performance shares and cash-based awards granted to a participant are amounts credited to a bookkeeping account established for the participant. A performance unit is a fixed or variable dollar denominated unit with a value determined by the Compensation Committee and stated in the award agreement. The value of a performance share is based on the value of our common stock. A cash-based award has a value that is established by the Compensation Committee at the time of its grant. The number of performance units, performance shares and cash-based awards granted to a participant will be determined by the Compensation Committee; however, no participant may be granted in any fiscal year performance units amounting to more than $10,000,000, performance shares with respect to more than 1,000,000 shares or cash-based awards amounting to more than $10,000,000. Whether a performance unit, performance share or cash-based award actually will result in a payment to a participant will depend upon the extent to which performance goals or other conditions established by the Compensation Committee are satisfied. After a performance unit, performance share or cash-based award has vested, the participant will be entitled to receive a payout of cash, shares of our common stock or a combination thereof, as determined by the Compensation Committee. A participant’s award agreement describes the effect of a termination of employment or service on the participant’s performance units, performance shares or cash-based award.
Other Stock-Based Awards
     The Compensation Committee may grant to participants other stock-based awards under the 2009 Incentive Plan, which are valued in whole or in part by reference to, or otherwise based on, shares of our common stock. The form of any other stock-based awards will be determined by the Compensation Committee, and may include a grant or sale of unrestricted shares of our common stock. The number of shares of our common stock related to an other stock-based award will be determined by the Compensation Committee; however, no participant may be granted in any fiscal year other stock-based awards with respect to more than 1,000,000 shares (or cash amounts based on the fair market value of this number of shares on the grant date of the award). Other stock-based awards may be paid in shares of our common stock, cash or a combination of shares and cash, according to the award agreement. The terms and conditions, including vesting conditions, of an other stock-based award will be established by the Compensation Committee when the award is made. The Compensation Committee will determine the effect of a termination of employment or service on a participant’s other stock-based awards.
Dividend Equivalents
     The Compensation Committee may provide for the payment of dividend equivalents with respect to shares of our common stock subject to an award, such as restricted stock units, that have not actually been issued under that award. Dividend equivalents may be paid on a current or deferred basis, in cash or additional shares of our common stock and subject to such limitations and restrictions as the Compensation Committee may determine.
Performance-Based Awards
     Restricted stock awards, restricted stock units, performance units, performance shares, cash-based awards and other stock-based awards subject to performance conditions may, in the Compensation Committee’s discretion, be structured to qualify as performance-based compensation that is exempt from the deduction limitations of Section 162(m) of the Code, as described under “Certain Federal Income Tax Consequences” beginning on page 48. Awards intended to satisfy this exemption must be conditioned on the achievement of objectively determinable performance goals based on one or more of the performance measures listed below, determined in relation to the Company or its subsidiaries or any of their business units, divisions, services or products, or in comparison to a designated group of other companies or index:

•    earnings or income, including operating income or profit or earnings before or after interest, taxes, depreciation, amortization, certain compensation and benefits expenses and/or extraordinary or special items
• implementation or completion of critical projects or processes

• earnings per share (basic or diluted)	• execution of assignments directly related to an individual participant

• book value per share	• economic value created

• revenue	• total stockholders’ equity

• expenses	• operating margin or profit margin

• return on assets (gross or net), return on investment, return on capital, or return on equity	• ratio of certain compensation and benefits expenses to revenues or net revenues

• return on revenues	• common stock price appreciation or total stockholder return

• cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital	• cost targets, reductions and savings, productivity and efficiencies

•    strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions and budget comparisons

     The Compensation Committee will determine whether the performance goals that have been chosen for a particular performance-based award have been met. The Compensation Committee may in its discretion adjust downwards but not upwards amounts payable or benefits granted, issued, retained or vested under a performance-based award described above. The Compensation Committee may not waive the achievement of performance goals applicable to these awards, except in the case of the participant’s death, disability or a change in control of the Company. The Compensation Committee’s evaluation of the achievement of performance goals may include or exclude any of the following events that occur during a performance period: (a) gains or losses on sales or dispositions, (b) asset write-downs, (c) changes in tax law or rate, including the impact on deferred tax liabilities, (d) the cumulative effect of changes in accounting principles, (e) extraordinary items described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in our Annual Report on Form 10-K, (f) acquisitions occurring after the start of a performance period or unbudgeted costs incurred related to future acquisitions, (g) operations discontinued, divested or restructured during the performance period, including severance costs, (h) gains or losses on refinancing or extinguishment of debt, (i) foreign exchange gains and losses and (j) any other similar event or condition specified in the applicable award agreement.
Deferrals of Awards
     The Compensation Committee may, to the extent permitted by law, require or allow participants to defer receipt of all or part of any cash or shares subject to their awards on the terms of any deferred compensation plan of the Company or other terms set by the Compensation Committee.
Transferability of Awards
     Options, SARs, unvested restricted stock, and other awards under the 2009 Incentive Plan may not be sold or otherwise transferred except in the event of a participant’s death to his or her designated beneficiary or by will or the laws of descent and distribution, unless otherwise determined by the Compensation Committee. The Compensation Committee may permit awards other than incentive stock options and any related SARs to be transferred for no consideration.
Change in Control
     A “change in control” of the Company (as defined in the 2009 Incentive Plan) will have no effect on outstanding awards under the plan that the Board or the Compensation Committee determines will be honored or assumed or replaced with new rights by a new employer (referred to as an alternative award), so long as the alternative award:
•	is based on securities that are, or within 60 days after the change in control will be, traded on an established United States securities market,

•	provides the holder with rights and entitlements (such as vesting and timing or methods of payment) that are at least substantially equivalent to the rights, terms and conditions of the outstanding award,

•	has an economic value that is substantially equivalent to that of the outstanding award,

•	provides that if the holder’s employment with the new employer terminates under any circumstances, other than due to termination for cause or resignation without good reason, within 1 year following the change in control (or prior to a change in control, but following the date on which we agree in principle to enter into that change in control transaction), (1) any conditions on the holder’s rights under, or any restrictions on transfer or exercisability applicable to, the alternative award will be waived or will lapse in full, and the alternative award will become fully vested and exercisable, and (2) the alternative award may be exercised until the later of (a) the last date on which the outstanding award would otherwise have been exercisable, and (b) the earlier of (i) the third anniversary of the change in control and (ii) expiration of the term of the outstanding award, and

•	will not subject the holder to additional taxes or interest under Section 409A of the Code.
     If the Board or the Compensation Committee does not make this determination with respect to any outstanding awards, then:
(1)	the awards will fully vest and become non-forfeitable and exercisable immediately prior to the change in control,

(2)	the Board or the Compensation Committee will provide that in connection with the change in control:

•	each outstanding option and SAR will be cancelled in exchange for an amount equal to the fair market value of our common stock on the change in control date, reduced by the option exercise price or grant price of the option or SAR,

•	each outstanding share of restricted stock, restricted stock unit and any other award denominated in shares will be cancelled in exchange for an amount equal to the number of shares covered by the award multiplied by the price per share offered for our common stock in the change in control transaction, or, in some cases, the highest fair market value of the common stock during the 30 trading days preceding the change in control date, and

•	any outstanding award not denominated in shares, including any award the payment of which was deferred, will be cancelled in exchange for the full amount of the award,
(3)	the target performance goals applicable to any outstanding awards will be deemed to be fully attained, unless actual performance exceeds the target, in which case actual performance will be used, for the entire performance period then outstanding, and

(4)	the Board or the Compensation Committee may otherwise adjust or settle outstanding awards as it deems appropriate, consistent with the plan’s purposes.
     Any amounts described under (2) above will be paid in cash, publicly traded securities of the new employer or a combination of cash and securities as soon as reasonably practicable, but in no event later than 10 business days, following the change in control.
Changes in Capital
     In the event of a change in our capital structure, such as a stock dividend, stock split or recapitalization, or a corporate transaction, such as a merger, consolidation, reorganization or spin-off, the Compensation Committee or the Board will make substitutions or adjustments that it deems appropriate and equitable to: (a) the aggregate number, class and kind of shares or other securities reserved for issuance and delivery under the 2009 Incentive Plan, (b) the number, class and kind of shares or other securities subject to outstanding awards, (c) the option exercise price, grant price or other price of securities subject to outstanding options, stock appreciation rights and, to the extent applicable, other awards, and (d) the plan’s limits on the number of shares that may be subject to awards granted to a single participant. In the case of a corporate transaction, these adjustments may include, for example, (1) cancellation of outstanding awards in exchange for payments of cash and/or property, (2) substitution of other property (for example, stock of another company) for shares of our common stock subject to outstanding awards, and (3) in connection with a transaction in which a subsidiary, affiliate or division of us is sold or otherwise ceases to be owned by us, arranging for the assumption of awards, or replacement of awards with new awards based on other property or other securities, by the affected subsidiary, affiliate, or division, or by the entity that controls that subsidiary, affiliate, or division (as well as any corresponding adjustments to awards that remain based upon our securities). The Compensation Committee will also make appropriate adjustments and modifications in the terms of any outstanding awards to reflect, or related to, any such events, adjustments, substitutions or changes, including modifications of performance goals and changes in the length of performance periods.
Amendment and Termination
     The Board may amend, alter, suspend or terminate the 2009 Incentive Plan. However, the Board will be required to obtain approval of the stockholders, if required by the exemption from the short-swing profit recovery rules of the Exchange Act, the tax law requirements for incentive stock options or any applicable law, regulation or rule, of any amendment of the 2009 Incentive Plan that would: (a) increase the maximum number of shares of our common stock that may be sold or awarded under the plan, or that may be subject to awards granted to a single participant, (b) decrease the minimum option exercise price or SAR grant price required by the plan, except, in the case of (a) or (b), in the event of certain changes in capital of the Company (as described above under “Changes in Capital”), (c) change the class of persons eligible to receive awards under the plan, (d) change the performance measures applicable to awards intended to qualify as performance-based compensation under Section 162(m) of the Code, (e) extend the duration of the plan or the maximum exercise periods of any options or SARs granted under the plan or (f) otherwise require stockholder approval to comply with applicable laws, regulations or rules. The Compensation Committee may also amend outstanding awards.
     However, no amendment, alteration, suspension or termination of the 2009 Incentive Plan or amendment of outstanding awards may materially impair the previously accrued rights of a participant under any outstanding award without his or her written consent, except (a) to comply with (1) the exemption from the short-swing profit recovery rules of the Exchange Act or (2) the exception for performance-based compensation under Section 162(m) of the Code, or (b) where the Board or the Compensation Committee determines that the amendment or alteration either (1) is required or advisable to comply with laws, regulations, rules or accounting standards or (2) is not reasonably likely to significantly diminish, without adequate compensation, the benefits provided under an award. Additionally, the provisions of the 2009 Incentive Plan described above under “Change in Control” may not be amended, terminated or modified on or after the date of a Change in Control to materially impair any participant’s outstanding award without that participant’s prior written consent. The Board or the Compensation Committee will also make adjustments that it deems appropriate to awards under the 2009 Incentive Plan in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in laws, regulations, rules or accounting principles.
     The 2009 Incentive Plan prohibits the Company from reducing the exercise price or grant price of an outstanding stock option or SAR or replacing an outstanding stock option or SAR with a new option or SAR that has a lower exercise price or grant price, or with any other type of new award under the 2009 Incentive Plan, except in connection with a share change, a corporate transaction or as otherwise described under “Changes in Capital” above, without first obtaining stockholder approval.
Duration of 2009 Incentive Plan
     If the 2009 Incentive Plan is approved by the stockholders, the 2009 Incentive Plan will become effective as of the date of the Annual Meeting and will continue in effect until all shares of our common stock available under the 2009 Incentive Plan are delivered and all restrictions on those shares have lapsed, unless the 2009 Incentive Plan is terminated earlier by the Board. No awards may be granted under the 2009 Incentive Plan on or after June 9, 2019.
Forfeiture
     The 2009 Incentive Plan authorizes the Compensation Committee to provide for the forfeiture or recoupment of a participant’s awards in certain situations, such as the termination of the participant’s employment for cause, serious misconduct, breach of noncompetition, confidentiality or other restrictive covenants, or other activity detrimental to our business, reputation or interests. If we are required to prepare an accounting restatement (a) due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, if a participant knowingly or grossly negligently engaged in, or failed to prevent, that misconduct, or if a participant is one of the individuals subject to automatic forfeiture under the Sarbanes-Oxley Act of 2002, the participant will be obligated to reimburse us the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the public issuance or filing with the SEC (whichever first occurred) of the relevant financial document, and (b) the Compensation Committee may in its discretion provide that if the amount earned under any participant’s award is reduced by such restatement, that participant will reimburse us the amount of the reduction previously paid in settlement of that award.
Non-United States Participants
     The Compensation Committee may grant awards to, and establish modifications, amendments, procedures and subplans for, eligible individuals who are non-United States nationals, reside outside the United States, are compensated from a payroll maintained outside the United States, or are subject to non-United States legal or regulatory provisions, on terms and conditions different from those otherwise specified in the 2009 Incentive Plan to foster and promote achievement of the plan’s purposes and comply with those non-United States legal or regulatory provisions.
Tax Withholding Obligations
     The 2009 Incentive Plan authorizes us and our subsidiaries and affiliates to withhold all applicable taxes from any award or payment under the 2009 Incentive Plan and to take other actions necessary or appropriate to satisfy those tax obligations.
Certain Federal Income Tax Consequences
     The following is a brief summary of certain significant United States Federal income tax consequences, under the Code, as in effect on the date of this summary, applicable to the Company and plan participants in connection with awards under the 2009 Incentive Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. References to “the Company” in this summary of tax consequences mean KBW, Inc., or any subsidiary or affiliate of KBW, Inc. that employs or receives the services of a recipient of an award under the 2009 Incentive Plan, as the case may be.

     The grant of options under the 2009 Incentive Plan will not result in taxable income to the recipient of the options or an income tax deduction for the Company. However, the transfer of our common stock to an option holder upon exercise of his or her option may or may not give rise to taxable income to the option holder and a tax deduction for the Company depending upon whether such option is a nonqualified stock option or an incentive stock option.
     The exercise of a nonqualified stock option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for the Company in the amount by which the fair market value of the shares of our common stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.
     The exercise of an incentive stock option by the option holder is exempt from income tax, although not from the alternative minimum tax, and does not result in a tax deduction for the Company if the holder has been an employee of the Company at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the option holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the holder.
     The granting of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for the Company. Upon exercise of a SAR, the amount of any cash the participant receives (before applicable tax withholdings) and the fair market value as of the exercise date of any common stock received are taxable to the participant as ordinary income and deductible by the Company.
     A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares of common stock subject to the award on the award date. If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the Company’s taxable year in which that participant recognizes that ordinary income.
     The granting of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for the Company. The amount of cash paid (before applicable tax withholdings) or the then-current fair market value of the common stock received upon settlement of the restricted stock units is taxable to the recipient as ordinary income and deductible by the Company.
     The granting of a performance unit, performance share, cash-based award, other stock-based award or dividend equivalent right generally should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of a performance unit, performance share, cash-based award, other stock-based award or dividend equivalent right should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid (before applicable tax withholding) or the then-current fair market value of the shares of common stock received, and a corresponding tax deduction by the Company. If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock awards, described above. If the award consists of unrestricted shares of common stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and the Company will be entitled to a corresponding tax deduction.
     Under Section 162(m) of the Code, the Company may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our Chief Executive Officer or any one of our three highest paid executive officers, other than the Chief Executive Officer or Chief Financial Officer, who are employed by us on the last day of our taxable year. However, certain “performance-based compensation” the material terms of which are disclosed to and approved by our stockholders is not subject to this deduction limitation. The 2009 Incentive Plan has been structured with the intention that compensation resulting from stock options and SARs granted under the 2009 Incentive Plan will be qualified performance-based compensation and, assuming the plan is approved by the stockholders, deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code. The 2009 Incentive Plan allows the Compensation Committee discretion to award restricted stock, restricted stock units, performance shares, performance units, cash-based awards and other stock-based awards that are intended to be qualified performance-based compensation, as described under “Performance-Based Awards” beginning on page 45.
     Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2009 Incentive Plan in connection with a “change of control” of us might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.
New Plan Benefits
     As of April 13, 2009, there were approximately 500 employees and 4 non-employee directors who would be eligible to receive awards under the 2009 Incentive Plan. No awards will be granted under the 2009 Incentive Plan unless the plan is approved by our stockholders. Because it will be within the Compensation Committee’s discretion to determine which employees and directors will receive awards under the 2009 Incentive Plan and the types and amounts of those awards, it is not possible at present to specify the benefits that would be received under the 2009 Incentive Plan by directors, executive officers and other employees if the 2009 Incentive Plan is approved by the stockholders. In addition, the benefits or amounts that would have been received by, or allocated to, those persons for the last completed fiscal year if the 2009 Incentive Plan had been in effect cannot be determined.

Your Board Recommends that Stockholders
Vote FOR the Approval of the KBW, Inc. 2009
Incentive Compensation Plan

PROPOSAL 3
THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (INDEPENDENT AUDITORS)
     At its February 26, 2009 meeting, the Audit Committee recommended and approved the appointment of KPMG as our independent registered public accounting firm (independent auditors) to examine our consolidated financial statements for the year ending December 31, 2009. The Company and the Audit Committee are seeking the stockholders’ ratification of such action.
     Representatives of KPMG are expected to attend the Meeting and be available to make a statement or respond to appropriate questions.

Your Board and the Audit Committee Recommend that Stockholders
Vote FOR The Ratification of Appointment of KPMG LLP as
the Company’s Independent Registered Public Accounting Firm (Independent Auditors).

AUDIT COMMITTEE DISCLOSURE
Report of the Audit Committee
     The Audit Committee is responsible for assisting the Board in monitoring the integrity of our financial statements, the qualifications, performance and independence of our external auditors, the performance of our internal audit function, and the compliance by us with legal and regulatory requirements.
     The consolidated financial statements of KBW, Inc. for the fiscal year ended December 31, 2008 were audited by KPMG LLP, our independent registered public accounting firm (the “Auditors”). In connection with such financial statements, the Audit Committee has:
(1)	reviewed and discussed the audited financial statements with management and the Auditors,

(2)	discussed with the Auditors the matters required to be discussed by the statement on Auditing Standards No. 61 (as amended), as adopted by the Public Company Accounting Oversight Board, and

(3)	received the written disclosures and letter from the Auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the Auditors’ communications with the Audit Committee concerning independence, and discussed with the Auditors their independence.
     Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company’s 2008 audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC. The Board has approved this inclusion.
AUDIT COMMITTEE
Daniel M. Healy, Chairman
Christopher M. Condron
Michael J. Zimmerman
Audit Committee Pre-Approval Policy
     For audit services, the independent auditor will provide the Audit Committee with an engagement letter, generally during the first quarter of the fiscal year, outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to, such engagement letter will be formally accepted by the Audit Committee. The independent auditor will submit to the Audit Committee for approval an audit services fee proposal after acceptance of the engagement letter, which fee proposal if accepted constitutes part of the engagement letter. The independent auditor must ensure that all audit services provided to us have been approved by the Audit Committee. The Chief Financial Officer is responsible for tracking all the independent auditor’s audit services fees against the budget for such services and report at least annually to the Audit Committee.
     For non-audit services, management will submit to the Audit Committee for approval (prior to the Audit Committee’s scheduled meeting during the first quarter of the fiscal year, unless impracticable or a later date is agreed to by the Audit Committee) the list of non-audit services that it recommends the Audit Committee engage the independent auditor to provide for the fiscal year. Management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, an estimated amount or fee-range for each such non-audit service over the course of the fiscal year will be provided to the Audit Committee. The Audit Committee may consider the amount or range of estimated fees for non-audit services as a factor in determining whether a proposed service could be considered to be an impairment on independence. The Audit Committee will approve both the list of permissible non-audit services and the estimated amount or fee-range for each of such services. The Audit Committee will be informed on a quarterly basis as to the non-audit services actually provided by the independent auditor during such quarter. In the course of providing its report, the independent auditor must confirm that such non-audit services actually provided by it were within the scope of non-audit services that were pre-approved by the Audit Committee, in accordance with the procedures set forth above.
     The Chief Financial Officer is responsible for tracking all the independent auditor’s non-audit services fees actually incurred against the estimates for such services, and will report at least annually to the Audit Committee. In the event the invoice in respect of any such service is materially in excess of the estimated amount or range, the Audit Committee must approve such excess amount prior to payment of the invoice. Any requests to pay invoices in excess of the estimated amounts are to include an explanation as to the reason for such overage.
     The requirement to obtain pre-approval for non-audit services is subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. To ensure prompt handling of unexpected matters, the Audit Committee delegates to the committee chairman the interim authority to grant pre-approvals of audit-related services and permitted non-audit services, as well as amend or supplement the scope of audit-related services and the list of permissible non-audit services (including related fees). The chairman will report any such action taken to the Audit Committee at the next committee meeting. The pre-approval policy does not include a delegation to management of the Audit Committee responsibilities under the Exchange Act.
Service Fees Paid to the Independent Registered Public Accounting Firm
     KPMG served as our independent auditors with respect to the fiscal years ended December 31, 2008 and 2007. The following table provides a breakdown of aggregate fees paid by us to KPMG for the last two fiscal years. All fees set forth below opposite the captions “Audit Related Fees,” “Tax Fees” and “All Other Fees” were incurred in connection with services that were pre-approved by the Audit Committee.

	2008	2007
Audit Fees	$1,135,809	$1,153,440
Audit Related Fees	40,000	32,000
Tax Fees(1)	352,890	484,782
All Other Fees(2)	369,540	238,451

Total	$1,898,239	$1,908,673

(1)	Consists primarily of tax compliance and planning.

(2)	Consists primarily of audits of sponsored partnership entities and accounting advisory services.

ADDITIONAL MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
     Our executive officers, directors and 10% stockholders are required under the Exchange Act to file reports of ownership and changes in ownership with the SEC and the NYSE. Copies of these reports must also be furnished to us. Based solely on our review of the copies of such forms received by us with respect to 2008, we believe all of our directors and executive officers met all applicable filing requirements.
Stockholder Proposals For the 2010 Annual Meeting of Stockholders
     If any stockholder intends to present a proposal to be considered for inclusion in our proxy material in connection with the 2010 annual meeting of stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8—Stockholder Proposals) and received by our Corporate Secretary on or before December 28, 2009. Stockholder proposals to be presented at the 2010 annual meeting of stockholders which are not to be included in our proxy materials must be received by our Corporate Secretary no earlier than March 11, 2010, nor later than April 12, 2010, in accordance with the procedures in the Company Bylaws.
Available Information
     Our 2008 annual report and our Form 10-K, including financial statements for the year ended December 31, 2008, accompany this Proxy Statement. Stockholders who wish to obtain an additional copy of our 2008 annual report and/or a copy of the Form 10-K filed with the SEC for the year ended December 31, 2008 or a copy of any of the charters of our Audit Committee, Compensation Committee or CG&N Committee, our Corporate Governance Guidelines, our Code of Ethics or our Supplemental Code of Ethics, may do so without charge by doing any of the following: (i) viewing these documents on the “Investor Relations” section of our web site at www.kbw.com, (ii) contacting Alan Oshiki with Investor Relations at (866) 529-2339, (iii) emailing kbw.inv.relations@kbw.com or (iv) writing to KBW, Inc., c/o Taylor Rafferty LLC, 48 Wall Street, New York, New York 10005.

OTHER BUSINESS
     Our management does not know of any other matter to be presented for action at the Meeting. If any other matter should be properly presented at the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

Mitchell B. Kleinman General Counsel and Corporate Secretary
New York, New York
April 27, 2009

APPENDIX A
KBW, INC. 2009 INCENTIVE COMPENSATION PLAN
KBW, Inc., a Delaware corporation (the “Company”), has adopted the KBW, Inc. 2009 Incentive Compensation Plan (the “Plan”) for the benefit of non-employee directors of the Company, officers and eligible employees and consultants of the Company and any Subsidiaries and Affiliates (as each term defined below) as follows:
ARTICLE I.
ESTABLISHMENT; PURPOSES; AND DURATION
          1.1. Establishment of the Plan. The Company hereby establishes this incentive compensation plan to be known as the “KBW, Inc. 2009 Incentive Compensation Plan,” as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Cash-Based Awards and Other Stock-Based Awards. Following adoption of the Plan by the Board of Directors, the Plan shall become effective upon the date on which the Plan is approved by the stockholders of the Company (the “Effective Date”), which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. The Plan shall remain in effect as provided in Section 1.3.
          1.2. Purposes of the Plan. The purposes of the Plan are to provide additional incentives to non-employee directors of the Company and to those officers, employees and consultants of the Company, Subsidiaries and Affiliates whose substantial contributions are essential to the continued growth and success of the business of the Company and the Subsidiaries and Affiliates, in order to strengthen their commitment to the Company and the Subsidiaries and Affiliates, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company and to further align the interests of such non-employee directors, officers, employees and consultants with the interests of the stockholders of the Company. To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Cash-Based Awards and Other Stock-Based Awards.
          1.3. Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XVI, until all Shares subject to it shall have been delivered, and any restrictions on such Shares have lapsed, pursuant to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after ten years from the Effective Date.
ARTICLE II.
DEFINITIONS
          Certain terms used herein have the definitions given to them in the first instance in which they are used. In addition, for purposes of the Plan, the following terms are defined as set forth below:
          2.1. “Affiliate” means any entity other than the Company and any Subsidiary that is affiliated with the Company through stock or equity ownership or otherwise and is designated as an Affiliate for purposes of the Plan by the Committee.
          2.2. “Applicable Exchange” means the New York Stock Exchange or such other securities exchange as may at the applicable time be the principal market for the Common Stock.
          2.3. “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.
          2.4. “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The

Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.
          2.5. “Board” or “Board of Directors” means the Board of Directors of the Company.
          2.6. “Cash-Based Award” means an Award, whose value is determined by the Committee, granted to a Participant, as described in Article IX.
          2.7. “Cause” means, unless otherwise provided in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) commission of (1) a felony (or its equivalent in a non-United States jurisdiction) or (2) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of the Company or a Subsidiary or Affiliate or that legally prohibits the Participant from working for the Company or any Subsidiary or Affiliate; (B) breach by the Participant of a regulatory rule that adversely affects the Participant’s ability to perform the Participant’s duties to the Company and the Subsidiaries and Affiliates; (C) dishonesty in the course of fulfilling the Participant’s employment duties; (D) deliberate failure on the part of the Participant (1) to perform the Participant’s principal employment duties, (2) to comply with the policies of the Company or any Subsidiary or Affiliate in any material respect, or (3) to follow specific reasonable directions received from the Company or any Subsidiary or Affiliate; or (E) before a Change in Control, such other events as shall be determined by the Committee and set forth in a Participant’s Award Agreement. Any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.
          2.8. “Change in Control” means the occurrence of any of the following:
          (a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2.8, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or Affiliate or (iv) any acquisition by any corporation pursuant to a transaction that complies with Sections 2.8(c)(3)(A), 2.8(c)(3)(B) and 2.8(c)(3)(C);
          (b) Any time at which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
          (c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any Subsidiary, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any Subsidiary (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
          (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
          2.9. “Change in Control Price” means the price per share offered in respect of the Common Stock in conjunction with any transaction resulting in a Change in Control on a fully-diluted basis (as determined by the Board or the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of a Share on any of the 30 trading days immediately preceding the date on which a Change in Control occurs.
          2.10. “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.
          2.11. “Committee” means the Compensation Committee of the Board of Directors or a subcommittee thereof, or such other committee designated by the Board to administer the Plan.
          2.12. “Common Stock” means common stock, par value $0.01 per share, of the Company.
          2.13. “Consultant” means a consultant, advisor or other independent contractor who is a natural person and performs services for the Company or a Subsidiary or Affiliate in a capacity other than as an Employee or Director.
          2.14. “Covered Employee” means any Participant who the Committee determines is at the Grant Date of an Award granted to such Participant, or may be as of the end of the taxable year in which the Company or a Subsidiary would claim a tax deduction in connection with such Award, a “covered employee” within the meaning of Section 162(m) of the Code, and successor provisions.
          2.15. “Director” means any individual who is a member of the Board of Directors of the Company.
          2.16. “Disability” means (i) “Disability” as defined in the applicable Award Agreement, or any Individual Agreement, to which the Participant is a party, or (ii) if there is no such Individual Agreement or it does not define “Disability,” (A) permanent and total disability as determined under the Company’s, or a Subsidiary’s or Affiliate’s, long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant, “disability” as determined by the Committee.
          2.17. “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company or a Subsidiary or Affiliate.
          2.18. “Dividend Equivalents” means the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to an Award but that have not been issued or delivered, as described in Article XI.
          2.19. “Effective Date” shall have the meaning ascribed to such term in Section 1.1.
          2.20. “Eligible Individual” means any Employee, Non-Employee Director or Consultant, and any prospective Employee and Consultant who has accepted an offer of employment or consultancy from the Company or any Subsidiary or Affiliate.
          2.21. “Employee” means any person designated as an employee of the Company, a Subsidiary and/or an Affiliate on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, a Subsidiary or an Affiliate as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, a Subsidiary and/or an Affiliate without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, a Subsidiary and/or an Affiliate during such period. For the avoidance of doubt, a Director who would otherwise be an “Employee” within the meaning of this Section 2.20 shall be considered an Employee for purposes of the Plan.

          2.22. “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.
          2.23. “Fair Market Value” means, if the Common Stock is listed on a national securities exchange, as of any given date, the closing price for the Common Stock on such date on the Applicable Exchange, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares are traded, all as reported by such source as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion.
          2.24. “Fiscal Year” means the calendar year, or such other consecutive twelve-month period as the Committee may select.
          2.25. “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article VII.
          2.26. “Good Reason” means, unless otherwise provided in an Award Agreement, (i) “Good Reason” as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Good Reason: (A) a material reduction by the Company, a Subsidiary or an Affiliate in the Participant’s rate of annual base salary from that in effect immediately prior to the Change in Control; (B) a material reduction by the Company or a Subsidiary or Affiliate in the Participant’s annual target bonus opportunity from that in effect immediately prior to the Change in Control; or (C) the Company, a Subsidiary or an Affiliate requires the Participant to change the Participant’s principal location of work to a location that is in excess of fifty (50) miles from the location thereof immediately prior to the Change in Control. Notwithstanding the foregoing, a Termination of a Participant for Good Reason shall not have occurred unless (i) the Participant gives written notice to the Company, a Subsidiary or an Affiliate, as applicable, of Termination within thirty (30) days after the Participant first becomes aware of the occurrence of the circumstances constituting Good Reason, specifying in reasonable detail the circumstances constituting Good Reason, and (ii) the Company, the Subsidiary or the Affiliate, as the case may be, has failed within thirty (30) days after receipt of such notice to cure the circumstances constituting Good Reason.
          2.27. “Grant Date” means (a) the date on which the Committee (or its designee) by resolution, written consent or other appropriate action selects an Eligible Individual to receive a grant of an Award, determines the number of Shares or other amount to be subject to such Award and, if applicable, determines the Option Price or Grant Price of such Award, or (b) such later date as the Committee (or such designee) shall provide in such resolution, consent or action.
          2.28. “Grant Price” means the price established as of the Grant Date of an SAR pursuant to Article VII used to determine whether there is any payment due upon exercise of the SAR.
          2.29. “Incentive Stock Option” or “ISO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Section 422 of the Code.
          2.30. “Individual Agreement” means an employment, change of control, consulting or similar agreement between a Participant and the Company, a Subsidiary or an Affiliate that is in effect as of the Grant Date of an Award hereunder.
          2.31. “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act.
          2.32. “New Employer” means, after a Change in Control, a Participant’s employer, or any direct or indirect parent or any direct or indirect majority-owned subsidiary of such employer.
          2.33. “Non-Employee Director” means a Director who is not an Employee.
          2.34. “Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

          2.35. “Notice” means notice provided by a Participant to the Company in a manner prescribed by the Committee.
          2.36. “Option” or “Stock Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article VI.
          2.37. “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
          2.38. “Other Stock-Based Award” means an equity-based or equity-related Award described in Section 10.1, granted in accordance with the terms and conditions set forth in Article X.
          2.39. “Participant” means any eligible individual as set forth in Article V who holds one or more outstanding Awards.
          2.40. “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for any other purpose, such as Code Section 409A.
          2.41. “Performance Measure” means any performance criteria or measures as described in Section 12.1 on which the performance goals described in Article XII are based and which are approved by the Company’s shareholders pursuant to the Plan in order to qualify certain Awards as Performance-Based Compensation in accordance with Article XII.
          2.42. “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to, or the amount or entitlement to, an Award.
          2.43. “Performance Share” means an Award granted pursuant to Article IX of a contractual right to receive a payment equal to (a) the Fair Market Value of a Share on a date specified by the Committee to the extent applicable performance goals are achieved in accordance with Article IX or (b) the Change in Control Price in accordance with Article XV.
          2.44. “Performance Unit” means a fixed or variable dollar denominated unit granted pursuant to Article IX, the value of which is determined by the Committee, payable, in whole or in part, to the extent applicable performance goals are achieved in accordance with Article IX.
          2.45. “Period of Restriction” means the period during which Shares of Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture, and, in the case of Restricted Stock, the transfer of Shares of Restricted Stock is limited in some way, as provided in Article VIII.
          2.46. “Restricted Stock” means an Award granted to a Participant, subject to the Period of Restriction, pursuant to Article VIII.
          2.47. “Restricted Stock Unit” means an Award, whose value is equal to a Share, granted to a Participant, subject to the Period of Restriction, pursuant to Article VIII.
          2.48. “Retirement” means, unless otherwise determined by the Committee, retirement from active employment with the Company, a Subsidiary or an Affiliate at or after age 65 or after attainment of both age 55 and ten years of continuous service with the Company, a Subsidiary or an Affiliate.
          2.49. “Rule 16b-3” means Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.
          2.50. “SEC” means the Securities and Exchange Commission.
          2.51. “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

          2.52. “Share” means a share of Common Stock (including any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Section 4.4).
          2.53. “Stock Appreciation Right” or “SAR” means an Award, granted alone (a “Freestanding SAR”) or in connection with a related Option (a “Tandem SAR”), designated as an SAR, pursuant to the terms of Article VII.
          2.54. “Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.
          2.55. “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, options or other awards previously granted, or the right or obligation to grant future options or other awards, by a company acquired by the Company, a Subsidiary and/or an Affiliate or with which the Company, a Subsidiary and/or an Affiliate combines, or otherwise in connection with any merger, consolidation, acquisition of property or stock, or reorganization involving the Company, a Subsidiary or an Affiliate, including a transaction described in Code Section 424(a).
          2.56. “Termination” means the termination of the applicable Participant’s employment with, or performance of services for, the Company or any Affiliate or Subsidiary under any circumstances. Unless otherwise determined by the Committee, if a Participant’s employment with the Company or a Subsidiary or Affiliate terminates, but such Participant continues to provide services to the Company or a Subsidiary or Affiliate in a non-employee capacity, such change in status shall not be deemed a Termination, except pursuant to limitations applicable to ISOs under the Code. A Participant employed by, or performing services for, a Subsidiary or Affiliate or a division of the Company or of a Subsidiary or Affiliate shall be deemed to incur a Termination if, as a result of a Disaffiliation, such Subsidiary, Affiliate or division ceases to be a Subsidiary or Affiliate or such a division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Subsidiary or Affiliate.
ARTICLE III.
ADMINISTRATION
          3.1. General. The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), are required to be determined in the sole discretion of the Committee. If and to the extent that the Committee does not exist or cannot function, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, subject to the limitations set forth in the immediately preceding sentence.
          3.2. Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall consist of not less than two (2) non-employee members of the Board, each of whom satisfies such criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it has been made at a meeting duly held.
          3.3. Authority of the Committee. The Committee shall have full discretionary authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:
          (a) select Eligible Individuals who may receive Awards under the Plan and become Participants;
          (b) determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;

          (c) determine the sizes and types of Awards;
          (d) determine the terms and conditions of Awards, including the Option Prices of Options and the Grant Prices of SARs;
          (e) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or a Subsidiary or Affiliate;
          (f) grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the ISO rules under Code Section 422 and the nonqualified deferred compensation rules under Code Section 409A, where applicable;
          (g) make all determinations under the Plan concerning Termination of any Participant’s employment or service with the Company or a Subsidiary or Affiliate, including whether such Termination occurs by reason of Cause, Good Reason, Disability, Retirement or in connection with a Change in Control, and whether a leave constitutes a Termination;
          (h) determine whether a Change in Control shall have occurred;
          (i) construe and interpret the Plan and any agreement or instrument entered into under the Plan, including any Award Agreement;
          (j) establish and administer any terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award;
          (k) establish and administer any performance goals in connection with any Awards, including related Performance Measures or other performance criteria and applicable Performance Periods, determine the extent to which any performance goals and/or other terms and conditions of an Award are attained or are not attained, and certify whether, and to what extent, any such performance goals and other material terms applicable to Awards intended to qualify as Performance-Based Compensation were in fact satisfied;
          (l) construe any ambiguous provisions, correct any defects, supply any omissions and reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Awards;
          (m) establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration;
          (n) make all valuation determinations relating to Awards and the payment or settlement thereof;
          (o) grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award;
          (p) amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of stock subject to any outstanding Award;
          (q) at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise;
          (r) establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable; and
          (s) exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or advisable for the proper operation and/or administration of the Plan.

          3.4. Award Agreements. The Committee shall, subject to applicable laws and rules, determine the date an Award is granted. Each Award shall be evidenced by an Award Agreement; however, two or more Awards granted to a single Participant may be combined in a single Award Agreement. An Award Agreement shall not be a precondition to the granting of an Award; provided, however, that (a) the Committee may, but need not, require as a condition to any Award Agreement’s effectiveness, that such Award Agreement be executed on behalf of the Company and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Award Agreement be delivered to the Company, and (b) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Subject to the other provisions of the Plan, any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan. In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.
          3.5. Discretionary Authority; Decisions Binding. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. All determinations, decisions, actions and interpretations by the Committee with respect to the Plan and any Award Agreement, and all related orders and resolutions of the Committee shall be final, conclusive and binding on all Participants, the Company and its stockholders, any Subsidiary or Affiliate and all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement. The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any Director or officer or employee of the Company, any director, officer or employee of a Subsidiary or Affiliate and such attorneys, consultants and accountants as the Committee may select. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.
          3.6. Attorneys; Consultants. The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Eligible Individual, as the Committee deems necessary or appropriate. The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.
          3.7. Delegation of Administration. Except to the extent prohibited by applicable law, including any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Article III to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Article III to any person or persons selected by it; provided, however, that the Committee may not (a) delegate to any executive officer of the Company or an Affiliate, or a committee that includes any such executive officer, the Committee’s authority to grant Awards, or the Committee’s authority otherwise concerning Awards, awarded to executive officers of the Company or an Affiliate; (b) delegate the Committee’s authority to grant Awards to consultants unless any such Award is subject to approval by the Committee; or (c) delegate its authority to correct defects, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this Section 3.7 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.
ARTICLE IV.
SHARES SUBJECT TO THE PLAN
          4.1. Number of Shares Available for Grants. The shares of stock subject to Awards granted under the Plan shall be Shares. Such Shares subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. Subject to adjustment as provided in Section 4.4, the total number of Shares that may be delivered pursuant to Awards under the Plan shall be 6,641,638 Shares, which includes 641,638 Shares available for issuance under the KBW, Inc. 2006 Equity Incentive Plan (the “Prior Plan”), as previously approved by the stockholders of the Company, but not subject to any outstanding awards under the Prior Plan as of April 13, 2009. In addition, up to 4,706,401 Shares subject to outstanding awards under the Prior Plan as of April 13, 2009 may be delivered pursuant to Awards under the Plan, to the extent that on or after such date any such awards under the Prior Plan are forfeited or settled or terminate without a distribution of Shares (whether or not cash, other awards or other property is distributed with respect to such awards under the Prior Plan). From and after the Effective Date, no further grants or awards shall be made under the Prior Plan; however, grants or awards made under the Prior Plan before the Effective Date shall continue in effect in accordance with their terms.
          4.2. Rules for Calculating Shares Delivered. Subject to, in the case of ISOs, any limitations applicable thereto under the Code, if (a) any Shares are subject to an Option, SAR, or other Award which for any reason expires or is terminated or canceled without having been fully exercised or satisfied, or are subject to any Restricted Stock Award (including any Shares subject to a Participant’s Restricted Stock Award that are repurchased by the Company at the Participant’s cost), Restricted Stock Unit Award or other Award granted under the Plan which are forfeited, or (b) any Award based on Shares is settled for cash, expires or otherwise terminates without the issuance of such Shares, the Shares subject to such Award shall, to the extent of any such expiration, termination, cancellation, forfeiture or cash settlement, be available for delivery in connection with future Awards under the Plan. If the Option Price of any Option and/or tax withholding obligations relating to any Award (or any award under the Prior Plan) are satisfied by delivering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares delivered or attested to shall be deemed delivered for purposes of the limits set forth in Section 4.1. To the extent any Shares subject to an Award (or any award under the Prior Plan) are withheld to satisfy the Option Price (in the case of an Option) and/or the tax withholding obligations relating to such Award (or award under the Prior Plan), such Shares shall not be deemed to have been delivered for purposes of the limits set forth in Section 4.1. Upon the exercise of a SAR, only the number of Shares, if any, issued upon such exercise shall reduce the number of Shares available for delivery under the Plan. Any Shares delivered under the Plan upon exercise or satisfaction of Substitute Awards shall not reduce the Shares available for delivery under the Plan; provided, however, that the total number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of Shares set forth in Section 4.1, as adjusted pursuant to this Section 4.2, but without application of the foregoing provisions of this sentence.
          4.3. Award Limits. The following limits shall apply to grants of all Awards under the Plan:
          (a) Options: The maximum aggregate number of Shares that may be subject to Options granted in any Fiscal Year to any one Participant shall be 1,000,000 Shares.
          (b) SARs: The maximum aggregate number of Shares that may be subject to Stock Appreciation Rights granted in any Fiscal Year to any one Participant shall be 1,000,000 Shares. Any Shares covered by Options which include Tandem SARs granted to one Participant in any Fiscal Year shall reduce this limit on the number of Shares subject to SARs that can be granted to such Participant in such Fiscal Year.
          (c) Restricted Stock and Restricted Stock Units: The maximum aggregate number of Shares that may be subject to all Awards of Restricted Stock and Restricted Stock Units granted in any Fiscal Year to any one Participant shall be 1,000,000 Shares.
          (d) Performance Shares: The maximum aggregate grant with respect to Awards of Performance Shares granted in any Fiscal Year to any one Participant shall be 1,000,000 Shares.
          (e) Performance Units: The maximum aggregate amount awarded with respect to Performance Units made in any Fiscal Year to any one Participant shall not exceed $10,000,000.
          (f) Cash-Based Awards: The maximum aggregate amount awarded with respect to Cash-Based Awards made in any Fiscal Year to any one Participant shall not exceed $10,000,000.
          (g) Other Stock-Based Awards: The maximum aggregate grant with respect to Other Stock-Based Awards made in any Fiscal Year to any one Participant shall be 1,000,000 Shares (or cash amounts based on the Fair Market Value of such number of Shares on the Grant Date).
To the extent required by Section 162(m) of the Code, Shares subject to Options or SARs which are canceled shall continue to be counted against the limits set forth in paragraphs (a) and (b) immediately preceding.

          4.4. Adjustment Provisions. In the event of a stock dividend, stock split, reverse stock split, share combination or exchange, or recapitalization or similar event affecting the capital structure of the Company (each a “Share Change”), or a merger, amalgamation, consolidation, acquisition of property or shares, separation, spin-off, split-up, other distribution of stock or property (including any extraordinary cash or stock dividend), reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any Subsidiary (each, a “Corporate Transaction”), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number, class and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the number, class and kind of Shares or other securities subject to outstanding Awards; (C) the Option Price, Grant Price or other price of securities subject to outstanding Options, Stock Appreciation Rights and, to the extent applicable, other Awards; and (D) the Award limits set forth in Section 4.3; provided, however, that the number of Shares subject to any Award shall always be a whole number. In the case of Corporate Transactions, such adjustments may include, without limitation, (1) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its discretion (it being understood that in the case of a Corporate Transaction with respect to which holders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to be equal to the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (2) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (3) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee shall also make appropriate adjustments and modifications in the terms of any outstanding Awards to reflect, or related to, any such events, adjustments, substitutions or changes, including modifications of performance goals and changes in the length of Performance Periods, subject to the requirements of Article XII in the case of Awards intended to qualify as Performance-Based Compensation. The Committee shall determine any adjustment, substitution or change pursuant to this Section 4.4 (a) with respect to an Award that provides for Performance-Based Compensation consistent with the intent that such Award qualify for the performance-based compensation exception under Section 162(m) of the Code, and (b) after taking into account, among other things, to the extent applicable, the provisions of the Code applicable to Incentive Stock Options and the provisions of Section 409A of the Code. All determinations of the Committee as to adjustments, substitutions and changes, if any, under this Section 4.4 shall be conclusive and binding on the Participants.
          4.5. No Limitation on Corporate Actions. The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company, any Subsidiary or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.
ARTICLE V.
ELIGIBILITY AND PARTICIPATION
          5.1. Eligibility. Eligible Individuals shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6.9(a).
          5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all Eligible Individuals and shall determine the nature and amount of each Award.
ARTICLE VI.
STOCK OPTIONS
          6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number (subject to Article IV), and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others.

          6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate NQSO.
          6.3. Option Price. The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement; provided that, subject to Section 6.9(c), the Option Price of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option; provided further, that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.4, in the form of stock options, shall have an Option Price per Share that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.
          6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine as of the Grant Date and set forth in the Award Agreement; provided, however, that no Incentive Stock Option shall be exercisable later than the tenth (10th) anniversary of its Grant Date.
          6.5. Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant. An Award Agreement may provide that the period of time over which an Option other than an ISO may be exercised shall be automatically extended if on the scheduled expiration date of such Option the Participant’s exercise of such Option would violate an applicable law; provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such law.
          6.6. Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, in a form specified or accepted by the Committee, or by complying with any alternative exercise procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Article XVII. The Option Price upon exercise of any Option shall be payable to the Company in full by certified or bank check or such other instrument as the Committee may accept. If approved by the Committee, and subject to any such terms, conditions and limitations as the Committee may prescribe and to the extent permitted by applicable law, payment of the Option Price, in full or in part, may also be made as follows:
          (a) Payment may be made in the form of unrestricted and unencumbered Shares (by actual delivery of such Shares or by attestation) already owned by the Participant exercising such Option, or by such Participant and his or her spouse jointly (based on the Fair Market Value of the Common Stock on the date the Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of such already owned Shares may be authorized only as of the Grant Date of such Incentive Stock Option and provided further that such already owned Shares must have been either held by the Participant for at least six (6) months at the time of exercise or purchased on the open market.
          (b) Payment may be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or non-United States withholding taxes. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms.
          (c) Payment may be made by instructing the Committee to withhold a number of Shares otherwise deliverable to the Participant pursuant to the Option having an aggregate Fair Market Value on the date of exercise equal to the product of: (i) Option Price multiplied by (ii) the number of Shares in respect of which the Option shall have been exercised.
          (d) Payment may be made by any other method approved or accepted by the Committee in its discretion.
Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 6.6 and satisfaction of tax obligations in accordance with Article XVII, the

Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry Shares, or, upon the Participant’s request, Share certificates, in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 20.9. Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.
          6.7. Rights as a Stockholder. No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a stockholder with respect to any such Shares, until the Participant has actually received such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.
          6.8. Termination of Employment or Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, upon a Termination of the Participant. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her Termination, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), effective as of the date of such Termination, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may an Option be exercised after the expiration date of such Option specified in the applicable Award Agreement, except as provided in the last sentence of Section 6.5. Subject to the last sentence of this Section 6.8, a Participant’s Option shall be forfeited upon his or her Termination, except as set forth below:
          (a) Death. Upon a Participant’s Termination by reason of death, any Option held by such Participant that was exercisable immediately before such Termination may be exercised at any time until the earlier of (A) the first (1st) anniversary of the date of such death and (B) the expiration date of such Option specified in the applicable Award Agreement.
          (b) Disability. Upon a Participant’s Termination by reason of Disability, any Option held by such Participant that was exercisable immediately before such Termination may be exercised at any time until the earlier of (A) the third (3rd) anniversary of such Termination and (B) the expiration date of such Option specified in the applicable Award Agreement.
          (c) Retirement. Upon a Participant’s Termination by reason of Retirement, any Option held by such Participant that was exercisable immediately before such Termination may be exercised at any time until the earlier of (A) the fifth (5th) anniversary of such Termination and (B) the expiration date of such Option specified in the applicable Award Agreement.
          (d) Cause. Upon a Participant’s Termination for Cause, any Option held by such Participant shall be forfeited, effective as of such Termination.
          (e) Other than Death, Disability, Retirement or Cause. Upon a Participant’s Termination for any reason other than death, Disability, Retirement or for Cause, any Option held by such Participant that was exercisable immediately before such Termination may be exercised at any time until the earlier of (A) the ninetieth (90th) day following such Termination and (B) the expiration date of such Option specified in the applicable Award Agreement.
          (f) Death after Termination. Notwithstanding the above provisions of this Section 6.8, if a Participant dies after such Participant’s Termination, but while his or her Option remains exercisable as set forth above, such Option may be exercised at any time until the later of (A) the earlier of (1) the first anniversary of the date of such death and (2) the expiration date of such Option specified in the applicable Award Agreement, and (B) the last date on which such Option would have been exercisable, absent this Section 6.8(f).
Notwithstanding the foregoing provisions of this Section 6.8, the Committee shall have the power, in its discretion, to apply different rules concerning the consequences of a Termination; provided, however, that such rules shall be set forth in the applicable Award Agreement.
          6.9. Limitations on Incentive Stock Options.
          (a) General. No ISO shall be granted to any Eligible Individual who is not an Employee of the Company or a Subsidiary on the Grant Date of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option”

under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.
          (b) $100,000 Per Year Limitation. Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to Shares having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the Grant Date of the Option with respect to such Shares. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.
          (c) Options Granted to Certain Stockholders. No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the Grant Date of such Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the Grant Date of such ISO the Option Price of the ISO is at least 110% of the Fair Market Value of a Share on the Grant Date such ISO, and the ISO by its terms is not exercisable after the expiration of five years from such Grant Date.
ARTICLE VII.
STOCK APPRECIATION RIGHTS
          7.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant an SAR (a) in connection with, and at the Grant Date of, a related Option (a Tandem SAR), or (b) independent of, and unrelated to, an Option (a Freestanding SAR). The Committee shall have complete discretion in determining the number of Shares to which a SAR pertains (subject to Article IV) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any SAR.
          7.2. Grant Price. The Grant Price for each SAR shall be determined by the Committee and set forth in the Award Agreement, subject to the limitations of this Section 7.2. The Grant Price for each Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Freestanding SAR, except in the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.4. The Grant Price of a Tandem SAR shall be equal to the Option Price of the related Option.
          7.3. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable. A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in Section 7.7. An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company. Such Option shall thereafter remain exercisable according to its terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the related ISO; (b) the value of the payment with respect to the Tandem SAR may not exceed the difference between the Fair Market Value of the Shares subject to the related ISO at the time the Tandem SAR is exercised and the Option Price of the related ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.
          7.4. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement. An Agreement may provide that the period of time over which a Freestanding SAR may be exercised shall be automatically extended if on the scheduled expiration date of such SAR the Participant’s exercise of such SAR would violate an applicable law; provided, however, that during such extended exercise period the SAR may only be exercised to the extent the SAR was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such SAR first would no longer violate such law.
          7.5. Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of Shares to which the SAR pertains, the Grant Price, the term of the SAR, and such other terms and conditions as the Committee shall determine in accordance with the Plan.
          7.6. Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that the term of any Tandem SAR shall be the same as the related Option.
          7.7. Payment of SAR Amount. An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company. As soon as practicable following such Notice, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
          (a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price of the SAR; by
          (b) The number of Shares with respect to which the SAR is exercised.
          Notwithstanding the foregoing provisions of this Section 7.7 to the contrary, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per Share that will be payable upon the exercise of a SAR. At the discretion of the Committee, such payment upon exercise of a SAR shall be in cash, in Shares of equivalent Fair Market Value, or in some combination thereof.
          7.8. Rights as a Stockholder. A Participant receiving a SAR shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.
          7.9. Termination of Employment or Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions under which a SAR shall remain exercisable, if at all, upon a Termination of the Participant; provided, however, that in no event may a SAR be exercised after the expiration date of such SAR specified in the applicable Award Agreement, except as provided in the last sentence of Section 6.5 (in the case of Tandem SARs) or in the last sentence of Section 7.4 (in the case of Freestanding SARs). The provisions of Section 6.8 above shall apply to any SAR if the Award Agreement evidencing such SAR does not specify the terms and conditions upon which such SAR shall be forfeited or be exercisable or terminate upon, or after, a Termination of the Participant.
ARTICLE VIII.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS
          8.1. Awards of Restricted Stock and Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Subject to the terms and conditions of this Article VIII and the Award Agreement, upon delivery of Shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, pursuant to Section 8.6, the Participant shall have all of the rights of a stockholder with respect to such Shares, subject to the terms and restrictions set forth in this Article VIII or the applicable Award Agreement or as determined by the Committee. Restricted Stock Units shall be similar to Restricted Stock, except no Shares are actually awarded to a Participant who is granted Restricted Stock Units on the Grant Date thereof, and such Participant shall have no rights of a stockholder with respect to such Restricted Stock Units.
          8.2. Award Agreement. Each Restricted Stock and/or Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine in accordance with the Plan.

          8.3. Nontransferability of Restricted Stock. Except as provided in this Article VIII, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement.
          8.4. Period of Restriction and Other Restrictions. The Period of Restriction shall lapse based on a Participant’s continuing service or employment with the Company, a Subsidiary or an Affiliate, the achievement of performance goals, the satisfaction of other conditions or restrictions or upon the occurrence of other events, in each case, as determined by the Committee, at its discretion, and stated in the Award Agreement.
          8.5. Delivery of Shares, Payment of Restricted Stock Units. Subject to Section 20.9, after the last day of the Period of Restriction applicable to a Participant’s Shares of Restricted Stock, and after all conditions and restrictions applicable to such Shares of Restricted Stock have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such Shares of Restricted Stock shall become freely transferable by such Participant. After the last day of the Period of Restriction applicable to a Participant’s Restricted Stock Units, and after all conditions and restrictions applicable to Restricted Stock Units have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such Restricted Stock Units shall be settled by delivery of Shares, a cash payment determined by reference to the then-current Fair Market Value of Shares or a combination of Shares and such cash payment as the Committee, in its sole discretion, shall determine, either by the terms of the Award Agreement or otherwise.
          8.6. Forms of Restricted Stock Awards. Each Participant who receives an Award of Shares of Restricted Stock shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant, which certificate or certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:
“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the KBW, Inc. 2009 Incentive Plan and an Award Agreement, as well as the terms and conditions of applicable law. Copies of such plan and agreement are on file at the offices of KBW, Inc.”
The Committee may require a Participant who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence. The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Stock Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Shares of Restricted Stock prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock Awards evidenced in such manner. The holding of Shares of Restricted Stock by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Shares of Restricted Stock, in accordance with this Section 8.6, shall not affect the rights of Participants as owners of the Shares of Restricted Stock awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the Period of Restriction.
          8.7. Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock shall be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units.
          8.8. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be credited with any cash dividends paid with respect to such Shares while they are so held, unless determined otherwise by the Committee and set forth in the Award Agreement. The Committee may apply any restrictions to such dividends that the Committee deems appropriate. Except as set forth in the Award Agreement, in the event of (a) any adjustment as provided in Section 4.4, or (b) any shares or securities are received as a dividend, or an extraordinary dividend is paid in cash, on Shares of Restricted Stock, any new or additional Shares or securities or any extraordinary dividends paid in cash received by a recipient of Restricted Stock shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Shares of Restricted Stock.

          8.9. Termination of Employment or Service. Except as otherwise provided in this Section 8.9, during the Period of Restriction, any Restricted Stock Units and/or Shares of Restricted Stock held by a Participant shall be forfeited and revert to the Company (or, if Shares of Restricted Sock were sold to the Participant, the Participant shall be required to resell such Shares to the Company at cost) upon the Participant’s Termination or the failure to meet or satisfy any applicable performance goals or other terms, conditions and restrictions to the extent set forth in the applicable Award Agreement. Each applicable Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to retain Restricted Stock Units and/or Shares of Restricted Stock, then subject to the Period of Restriction, following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such Termination.
ARTICLE IX.
PERFORMANCE UNITS, PERFORMANCE SHARES, AND CASH-BASED AWARDS
          9.1. Grant of Performance Units, Performance Shares and Cash-Based Awards. Subject to the terms of the Plan, Performance Units, Performance Shares, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan. A Performance Unit, Performance Share or Cash-Based Award entitles the Participant who receives such Award to receive Shares or cash upon the attainment of applicable performance goals for the applicable Performance Period, and/or satisfaction of other terms and conditions, in each case determined by the Committee, and which may be set forth in the Award Agreement. Such entitlements of a Participant with respect to his or her outstanding Performance Unit, Performance Share or Cash-Based Award shall be reflected by a bookkeeping entry in the records of the Company, unless otherwise provided by the Award Agreement. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.
          9.2. Earned Performance Shares, Performance Units and Cash-Based Awards. Performance Shares, Performance Units and Cash-Based Awards shall become earned, in whole or in part, based upon the attainment of performance goals specified by the Committee and/or the occurrence of any event or events and/or satisfaction of such terms and conditions, including a Change in Control, as the Committee shall determine, either at or after the Grant Date. The Committee shall determine the extent to which any applicable performance goals and/or other terms and conditions of a Performance Unit, Performance Share or Cash-Based Award are attained or not attained following conclusion of the applicable Performance Period. The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award, subject to Section 12.3.
          9.3. Form and Timing of Payment of Performance Units, Performance Shares and Cash-Based Awards. Payment of earned Performance Units, Performance Shares and Cash-Based Awards shall be as determined by the Committee and as set forth in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units, Performance Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units, Performance Shares or Cash-Based Awards following conclusion of the Performance Period and the Committee’s determination of attainment of applicable performance goals and/or other terms and conditions in accordance with Section 9.2. Such Shares may be granted subject to any restrictions that may be imposed by the Committee, including a Period of Restriction or mandatory deferral. The determination of the Committee with respect to the form of payment of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
          9.4. Rights as a Stockholder. A Participant receiving a Performance Unit, Performance Share or Cash-Based Award shall have the rights of a stockholder only as to Shares, if any, actually received by the Participant upon satisfaction or achievement of the terms and conditions of such Award and not with respect to Shares subject to the Award but not actually issued to such Participant.
          9.5. Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units, Performance Shares and/or Cash-Based Award following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

ARTICLE X.
OTHER STOCK-BASED AWARDS
          10.1. Other Stock-Based Awards. The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in such amounts (subject to Article IV) and subject to such terms and conditions, as the Committee shall determine. Such Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
          10.2. Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion, and any such performance goals shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which such performance goals are met.
          10.3. Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Shares or a combination of cash and Shares, as the Committee determines.
          10.4. Termination of Employment or Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award Agreement, but need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.
ARTICLE XI.
DIVIDEND EQUIVALENTS
          11.1. Dividend Equivalents. Unless otherwise provided by the Committee, no adjustment shall be made in the Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to issuance of such Shares under such Award. The Committee may grant Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, including any Award the payment or settlement of which is deferred pursuant to Section 20.6. Dividend Equivalents may be credited as of the dividend payment dates, during the period between the Grant Date of the Award and the date the Award becomes payable or terminates or expires. Dividend Equivalents may be subject to any limitations and/or restrictions determined by the Committee. Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time, and shall be paid at such times, as may be determined by the Committee.
ARTICLE XII.
PERFORMANCE MEASURES
          12.1. Performance Measures. The objective performance goals upon which the granting, payment and/or vesting of Awards to Covered Employees that are intended to qualify as Performance-Based Compensation may occur shall be based on any one or more of the following Performance Measures selected by the Committee:
          (a) earnings or income, including operating income or profit or earnings before or after interest, taxes, depreciation, amortization, certain compensation and benefits expenses and/or extraordinary or special items;
          (b) earnings per Share (basic or diluted);
          (c) book value per Share;
          (d) revenue;
          (e) expenses;
          (f) total stockholders’ equity;
          (g) return on assets (gross or net), return on investment, return on capital, or return on equity;
          (h) return on revenues;

          (i) cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital;
          (j) implementation or completion of critical projects or processes;
          (k) execution of assignments directly related to an individual Participant;
          (l) ratio of certain compensation and benefits expenses to total revenues or net revenues;
          (m) economic value created;
          (n) operating margin or profit margin;
          (o) Common Stock price appreciation or total stockholder return;
          (p) cost targets, reductions and savings, productivity and efficiencies; and
          (q) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions and budget comparisons.
Such performance goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Code Section 162(m)(4)(C), or any successor provision thereto, and the regulations thereunder, for performance-based compensation, and may be set forth in the applicable Award Agreement. Any Performance Measures may be used to measure the performance of the Company and/or any Affiliates or Subsidiaries as a whole or any business unit, division, service or product of the Company, its Affiliates, and/or Subsidiaries or any combination thereof, over such period or periods, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of one or more comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select any relevant Performance Measure as compared to any stock market index or indices, growth rates or trends.
          12.2. Evaluation of Performance. Notwithstanding any other provision of the Plan, payment or vesting of any such Award that is intended to qualify as Performance-Based Compensation shall not be made until the Committee certifies in writing that the applicable performance goals and any other material terms of such Award were in fact satisfied, except as otherwise provided in Section 12.3. The Committee may provide in the Award Agreement with respect to any such Award that any evaluation of performance shall include or exclude any of the following events that occur during a Performance Period: (a) gains or losses on sales or dispositions, (b) asset write-downs, (c) changes in tax law or rate, including the impact on deferred tax liabilities, (d) the cumulative effect of changes in accounting principles, (e) extraordinary items described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial performance appearing in the Company’s Annual Report on Form 10-K, (f) acquisitions occurring after the start of a Performance Period or unbudgeted costs incurred related to future acquisitions, (g) operations discontinued, divested or restructured during the Performance Period, including severance costs, (h) gains or losses on refinancing or extinguishment of debt, (i) foreign exchange gains and losses and (j) any similar event or condition specified in such Award Agreement. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
          12.3. Adjustment of Performance-Based Compensation. Notwithstanding any provision of the Plan to the contrary, with respect to any Award that is intended to qualify as Performance-Based Compensation, (a) the Committee may adjust downwards, but not upwards, any amount payable, or other benefits granted, issued, retained and/or vested pursuant to such an Award on account of satisfaction of the applicable performance goals on the basis of such further considerations as the Committee in its discretion shall determine, and (b) the Committee may not waive the achievement of the applicable performance goals, except in the case of the Participant’s death or disability or a Change in Control.
          12.4. Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting of such Awards on performance measures other than those set forth in Section 12.1.

ARTICLE XIII.
TRANSFERABILITY OF AWARDS; BENEFICIARY DESIGNATION
          13.1. Transferability of Incentive Stock Options. No ISO or Tandem SAR granted in connection with an ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with Section 13.3. Further, all ISOs and Tandem SARs granted in connection with ISOs granted to a Participant shall be exercisable during his or her lifetime only by such Participant.
          13.2. All Other Awards. Except as otherwise provided in Section 8.5 or Section 13.3 or a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to Section 13.1 and any applicable Period of Restriction; provided further, however, that no Award may be transferred for value or other consideration without first obtaining approval thereof by the stockholders of the Company. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Committee decides to permit further transferability, subject to Section 13.1 and any applicable Period of Restriction, all Awards granted to a Participant under the Plan, and all rights with respect to such Awards, shall be exercisable or available during his or her lifetime only by or to such Participant. With respect to those Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee. In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable. Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 13.2 shall be void and unenforceable against the Company.
          13.3. Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution.
ARTICLE XIV.
RIGHTS OF PARTICIPANTS
          14.1. Rights or Claims. No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Award Agreement. The liability of the Company and any Subsidiary or Affiliate under the Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations, or costs on the Company, any Subsidiary or any Affiliate thereof or the Board or the Committee not expressly set forth in the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Award Agreement evidencing such Award. Without limiting the generality of the foregoing, neither the existence of the Plan nor anything contained in the Plan or in any Award Agreement shall be deemed to:
          (a) Give any Eligible Individual the right to be retained in the service of the Company, an Affiliate and/or a Subsidiary, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;
          (b) Restrict in any way the right of the Company, an Affiliate and/or a Subsidiary to terminate, change or modify any Eligible Individual’s employment or service at any time with or without Cause;

          (c) Confer on any Eligible Individual any right of continued relationship with the Company, an Affiliate and/or a Subsidiary, or alter any relationship between them, including any right of the Company or an Affiliate or Subsidiary to terminate, change or modify its relationship with an Eligible Individual;
          (d) Constitute a contract of employment or service between the Company or any Affiliate or Subsidiary and any Eligible Individual, nor shall it constitute a right to remain in the employ or service of the Company or any Affiliate or Subsidiary ;
          (e) Give any Eligible Individual the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company, an Affiliate and/or a Subsidiary, nor be construed as limiting in any way the right of the Company, an Affiliate and/or a Subsidiary to determine, in its sole discretion, whether or not it shall pay any Eligible Individual bonuses, and, if so paid, the amount thereof and the manner of such payment; or
          (f) Give any Participant any rights whatsoever with respect to an Award except as specifically provided in the Plan and the Award Agreement.
          14.2. Adoption of the Plan. The adoption of the Plan shall not be deemed to give any Eligible Individual or any other individual any right to be selected as a Participant or to be granted an Award, or, having been so selected, to be selected to receive a future Award.
          14.3. Vesting. Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not exercisable or vested at the Grant Date thereof shall only result from continued services as a Non-Employee Director or Consultant or continued employment, as the case may be, with the Company or any Subsidiary or Affiliate, or satisfaction of any other performance goals or other conditions or restrictions applicable, by its terms, to such Award, except, in each such case, as the Committee may, in its discretion, expressly determine otherwise.
          14.4. No Effects on Benefits; No Damages. Payments and other compensation received by a Participant under an Award are not part of such Participant’s normal or expected compensation or salary for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, contracts, policies, programs, arrangements or otherwise. A Participant shall, by participating in the Plan, waive any and all rights to compensation or damages in consequence of Termination of such Participant for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from such Participant ceasing to have rights under the Plan as a result of such Termination, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan or the provisions of any statute or law relating to taxation. No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any Award or Shares purchased or otherwise received under the Plan.
          14.5. One or More Types of Awards. A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.
ARTICLE XV.
CHANGE IN CONTROL
          15.1. Alternative Awards. The occurrence of a Change in Control will not itself result in the cancellation, acceleration of exercisability or vesting, lapse of any Period of Restriction or settlement or other payment with respect to any outstanding Award to the extent that the Board or the Committee determines in its discretion, prior to such Change in Control, that such outstanding Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award being hereinafter referred to as an “Alternative Award”) by the New Employer, provided that any Alternative Award must:
          (a) be based on securities that are traded on an established United States securities market, or which will be so traded within sixty (60) days following the Change in Control;
          (b) provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

          (c) have substantially equivalent economic value to such Award immediately prior to the Change in Control (as determined by the Board or the Committee (as constituted prior to the Change in Control), in its discretion);
          (d) have terms and conditions which provide that if the Participant incurs a Termination by the New Employer under any circumstances other than involuntary Termination for Cause or resignation without Good Reason within one (1) year following the Change in Control, (i) any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, such Alternative Award shall be waived or shall lapse in full, and such Alternative Award shall become fully vested and exercisable, as the case may be, and (ii) to the extent applicable, each such Alternative Award outstanding as of the date of such Termination may thereafter be exercised until the later of (A) the last date on which such Award would have been exercisable in the absence of this Section 15.1, and (B) the earlier of (I) the third anniversary of such Change in Control and (II) expiration of the term of such Award; and
          (e) not subject the Participant to the assessment of additional taxes or interest under Section 409A of the Code.
          15.2. Accelerated Vesting and Payment.
          (a) In the event Section 15.1 does not apply, upon a Change in Control, (i) all outstanding Awards shall become fully vested, nonforfeitable and, to the extent applicable, exercisable immediately prior to the Change in Control; (ii) the Board or the Committee (as constituted prior the Change in Control) shall provide that in connection with the Change in Control (A) each outstanding Option and Stock Appreciation Right shall be cancelled in exchange for an amount (payable in accordance with Section 15.2(b)) equal to the excess, if any, of the Fair Market Value of the Common Stock on the date of the Change in Control over the Option Price or Grant Price applicable to such Option or Stock Appreciation Right, (B) each Share of Restricted Stock, each Restricted Stock Unit and each other Award denominated in Shares shall be cancelled in exchange for an amount (payable in accordance with Section 15.2(b)) equal to the Change in Control Price multiplied by the number of Shares covered by such Award, (C) each Award not denominated in Shares shall be cancelled in exchange for the full amount of such Award (payable in accordance with Section 15.2(b)), and (D) any Award the payment or settlement of which was deferred under Section 20.6 or otherwise shall be cancelled in exchange for the full amount of such deferred Award (payable in accordance with Section 15.2(b)); (iii) the target performance goals applicable to any outstanding Awards of Performance Shares, Performance Units, Cash-Based Awards and other Awards shall be deemed to have been attained in full (unless actual performance exceeds the target, in which case actual performance shall be used) for the entire applicable Performance Period then outstanding; and (iv) the Board or the Committee (as constituted prior the Change in Control) may, in addition to the consequences otherwise set forth in this Section 15.2(a), make adjustments and / or settlements of outstanding Awards as it deems appropriate and consistent with the Plan’s purposes.
          (b) Payments. Payment of any amounts in accordance with this Section 15.2 shall be made in cash or, if determined by the Board or the Committee (as constituted prior to the Change in Control), in securities of the New Employer that are traded on an established United States securities market, or which will be so traded within sixty (60) days following the Change in Control, having an aggregate fair market value (as determined by such Board or Committee) equal to such amount or in a combination of such securities and cash. All amounts payable hereunder shall be payable in full, as soon as reasonably practicable, but in no event later than ten (10) business days, following the Change in Control.
          15.3. Certain Terminations Prior to Change in Control. Any Participant who incurs a Termination under any circumstances other than involuntary Termination for Cause or resignation without Good Reason on or after the date on which the Company entered into an agreement in principle the consummation of which would constitute a Change in Control, but prior to such consummation, and such Change in Control actually occurs, shall be treated, solely for purposes of the Plan (including this Article XV), as continuing in the Company’s, or the applicable Subsidiary’s or Affiliate’s, employment or service until the occurrence of such Change in Control and to have been Terminated under such circumstances immediately thereafter.
          15.4. No Implied Rights; Other Limitations. No Participant shall have any right to prevent the consummation of any of the acts described in Section 4.4 or 15.1 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award. Any actions or determinations of the Committee under this Article XV need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the adjustments described in Section 15.1, in no event may any ISO be exercised after ten (10) years from the Grant Date thereof, and any changes to ISOs pursuant to this Article XV shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a “modification” (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

          15.5. Termination, Amendment, and Modifications of Change in Control Provisions. Notwithstanding any other provision of the Plan (but subject to the limitations of the last sentence of Section 16.1 and Section 16.2) or any Award Agreement provision, the provisions of this Article XV may not be terminated, amended, or modified on or after the date of a Change in Control to materially impair any Participant’s Award theretofore granted and then outstanding under the Plan without the prior written consent of such Participant.
ARTICLE XVI.
AMENDMENT, MODIFICATION, AND TERMINATION
          16.1. Amendment, Modification, and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan, and the Committee may, to the extent permitted by the Plan, amend the terms of any Award theretofore granted, including any Award Agreement, in each case, retroactively or prospectively; provided, however, that no such amendment, alteration, suspension, or termination of the Plan shall be made which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) the then-applicable requirements of Rule 16b-3, (ii) any requirements under the Code relating to ISOs, or (iii) any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange)), would:
          (a) except as is provided in Section 4.4, increase the maximum number of Shares which may be sold or awarded under the Plan or increase the maximum limitations set forth in Section 4.3;
          (b) except as is provided in Section 4.4, decrease the minimum Option Price or Grant Price requirements of Sections 6.3 and 7.2, respectively;
          (c) change the class of persons eligible to receive Awards under the Plan;
          (d) change the Performance Measures set forth in Section 12.1;
          (e) extend the duration of the Plan or the maximum period during which Options or SARs may be exercised under Section 6.4 or 7.6, as applicable; or
          (f) otherwise require stockholder approval to comply with any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange).
In addition, (A) no such amendment, alteration, suspension or termination of the Plan or any Award theretofore granted, including any Award Agreement, shall be made which would materially impair the previously accrued rights of a Participant under any outstanding Award without the written consent of such Participant, provided, however, that the Board may amend or alter the Plan and the Committee may amend or alter any Award, including any Agreement, either retroactively or prospectively, without the consent of the applicable Participant, (x) so as to preserve or come within any exemptions from liability under Section 16(b) of the Exchange Act, pursuant to the rules and releases promulgated by the SEC (including Rule 16b-3), and/or so that any Award that is intended to qualify as Performance-Based Compensation shall qualify for the performance-based compensation exception under Code Section 162(m) (or any successor provision), or (y) if the Board or the Committee determines in its discretion that such amendment or alteration either (I) is required or advisable for the Company, the Plan or the Award to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard or (II) is not reasonably likely to significantly diminish the benefits provided under such Award, or that such diminishment has been or will be adequately compensated, and (B) except in connection with a Share Change or Corporate Transaction or as otherwise provided in Section 4.4, but notwithstanding any other provisions of the Plan, neither the Board nor the Committee may take any action: (1) to amend the terms of an outstanding Option or SAR to reduce the Option Price or Grant Price thereof, cancel an Option or SAR and replace it with a new Option or SAR with a lower Option Price or Grant Price, or that has an economic effect that is the same as any such reduction or cancellation; or (2) to cancel an outstanding Option or SAR in exchange for the grant of another type of Award, without, in each such case, first obtaining approval of the stockholders of the Company of such action.
          16.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board or the Committee shall make such adjustments in the terms and conditions of, and the criteria included in, Awards as the Board or the Committee deems appropriate and equitable in recognition of unusual or nonrecurring events (including the events described in Section 4.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, rules or accounting principles. The Committee shall determine any adjustment pursuant to this Section 16.2 (a) with respect to an Award that provides for Performance-Based Compensation consistent with the intent that such Award qualify for the performance-based compensation exception under Section 162(m) of the Code, and (b) after taking into account, among other things, to the extent applicable, the provisions of the Code applicable to Incentive Stock Options and the provisions of Section 409A of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.
ARTICLE XVII.
TAX WITHHOLDING AND OTHER TAX MATTERS
          17.1. Tax Withholding. The Company and/or any Subsidiary or Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all Federal, state, local and non-United States taxes due in respect of such Award or payment and take any such other action as may be necessary or appropriate, as determined by the Committee, to satisfy all obligations for the payment of such taxes. No later than the date as of which an amount first becomes includible in the gross income or wages of a Participant for federal, state, local, or non-U.S. tax purposes with respect to any Award, such Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or non-U.S. taxes or social security (or similar) contributions of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or satisfactory arrangements (as determined by the Committee in its discretion), and the Company and the Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant, whether or not under the Plan.
          17.2. Withholding or Tendering Shares. Without limiting the generality of Section 16.1, subject to any applicable laws, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required Federal, state, local and non-United States withholding obligations using the minimum statutory withholding rates for Federal, state, local and/or non-U.S. tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (b) tendering to the Company Shares already owned by such Participant (or by such Participant and his or her spouse jointly) and either held by the Participant for at least six (6) months at the time of exercise or purchased on the open market, based, in each case, on the Fair Market Value of the Common Stock on the payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for settlement of withholding obligations with Common Stock.
          17.3. Restrictions. The satisfaction of tax obligations pursuant to this Article XVI shall be subject to such restrictions as the Committee may impose, including any restrictions required by applicable law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such applicable laws, rule and regulations.
          17.4. Special ISO Obligations. The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an ISO within: (i) two (2) years from the Grant Date such ISO to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine. The Committee may direct that a Participant with respect to an ISO undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing Shares acquired by exercise of an ISO refer to such requirement to give such notice.
          17.5. Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company upon or prior to the filing such election with the Internal Revenue Service. Neither the Company nor any Subsidiary or Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.
          17.6. No Guarantee of Favorable Tax Treatment. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Code Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

          17.7. Nonqualified Deferred Compensation.
          (a) It is the intention of the Company that no Award shall be deferred compensation subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise as provided in paragraph (b) of this Section 17.7, and the Plan and the terms and conditions of all Awards shall be interpreted and administered accordingly.
          (b) The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for payment, including elective or mandatory deferral of the payment or delivery of cash or Shares pursuant thereto, and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly.
          (c) The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A.
          (d) Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit, Performance Unit, Performance Share, Cash-Based Award and/or Other Stock-Based Award shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which such Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Restricted Stock Unit, Performance Unit, Performance Share, Cash-Based Award or Other Stock-Based Award is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to comply in all respects with Code Section 409A.
          (e) No Dividend Equivalents shall relate to Shares underlying an Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Option or SAR to be subject to Code Section 409A.
          (f) Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, no event or condition shall constitute a Change in Control with respect to an Award to the extent that, if it were, a 20% additional income tax would be imposed under Section 409A of the Code on the Participant who holds such Award; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (for example, if applicable, in respect of vesting without an acceleration of payment of such an Award) without causing the imposition of such 20% tax
ARTICLE XVIII.
LIMITS OF LIABILITY; INDEMNIFICATION
          18.1. Limits of Liability. Any liability of the Company or a Subsidiary or Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.
          (a) None of the Company, any Subsidiary, any Affiliate, any member of the Board or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.
          (b) Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.
          (c) The Company shall not be liable to a Participant or any other person as to: (i) the non-issuance of Shares as to which the Company has been unable to obtain from any regulatory body having relevant jurisdiction the authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award.

          18.2. Indemnification. Subject to the requirements of Delaware law, each individual who is or shall have been a member of the Committee or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article III, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of the individual’s own willful misconduct or except as provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individual may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold harmless such individual.
ARTICLE XIX.
SUCCESSORS
          19.1. General. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
ARTICLE XX.
MISCELLANEOUS
          20.1. Drafting Context; Captions. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. The words “Article,” “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires. The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.
          20.2. Forfeiture Events.
          (a) Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to determine (and may so provide in any Agreement) that a Participant’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by applicable law) in the event of the Participant’s Termination for Cause; serious misconduct; violation of the Company’s or a Subsidiary’s or Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary or Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or any Subsidiary or Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or any Subsidiary or Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Participant is then an Employee, Non- Employee Director or Consultant). The determination of whether a Participant’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Participant’s outstanding Awards pending an investigation of the matter.
          (b) If the Company is required to prepare an accounting restatement (x) due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and any Participant who knowingly engaged in such misconduct, was grossly negligent in engaging in such misconduct, knowingly failed to prevent such misconduct or was grossly negligent in failing to prevent such misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the public issuance or Exchange Act filing (whichever first occurred) of the financial document that contained such material noncompliance, and (y) the Committee may in its discretion provide that if the amount earned under any Participant’s Award is reduced by such restatement, such Participant shall reimburse the Company the amount of any such reduction previously paid in settlement of such Award.

          20.3. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
          20.4. Transfer, Leave of Absence. For purposes of the Plan, a transfer of an Eligible Individual from the Company to an Affiliate or Subsidiary (or, for purposes of any ISO granted under the Plan, only a Subsidiary), or vice versa, or from one Affiliate or Subsidiary to another (or in the case of an ISO, only from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a Termination of the Eligible Individual for purposes of the Plan or with respect to any Award (in the case of ISOs, to the extent permitted by the Code).
          20.5. Exercise and Payment of Awards. An Award shall be deemed exercised or claimed when the Secretary of the Company or any other Company official or other person designated by the Committee for such purpose receives appropriate written notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price, Grant Price or other purchase price, if any, and compliance with Article XVI, in accordance with the Plan and such Participant’s Award Agreement.
          20.6. Deferrals. Subject to applicable law, the Committee may from time to time establish procedures pursuant to which a Participant may defer on an elective or mandatory basis receipt of all or a portion of the cash or Shares subject to an Award on such terms and conditions as the Committee shall determine, including those of any deferred compensation plan of the Company or any Subsidiary or Affiliate specified by the Committee for such purpose.
          20.7. No Effect on Other Plans. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Subsidiary or Affiliate, or prevent or limit the right of the Company or any Subsidiary or Affiliate to establish any other forms of incentives or compensation for their directors, officers, eligible employees or consultants or grant or assume options or other rights otherwise than under the Plan.
          20.8. Section 16 of Exchange Act and Section 162(m) of the Code. The provisions and operation of the Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing profit recovery rules of Section 16(b) of the Exchange Act. Unless otherwise stated in the Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an Insider shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16(b) of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of the Plan or an Award Agreement, any Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be subject to any applicable limitations set forth in Code Section 162(m) or any regulations or rulings issued thereunder (including any amendment to the foregoing) that are requirements for qualification as “other performance-based compensation” as described in Code Section 162(m)(4)(C), and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements and no action of the Committee that would cause such Award not to so qualify shall be effective.
          20.9. Requirements of Law; Limitations on Awards.
          (a) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
          (b) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, Federal or non-United States law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Award, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.
          (c) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Subsidiary or Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities

Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary or Affiliate.
          (d) Upon termination of any period of suspension under this Section 20.9, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.
          (e) The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.
          (f) An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.
          20.10. Participants Deemed to Accept Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.
          20.11. Governing Law. Except as to matters concerning the issuance of Shares or other matters of corporate governance, which shall be determined, and related Plan and Award provisions, which shall be construed, under the laws of Delaware, the Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.
          20.12. Plan Unfunded. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.
          20.13. Administration Costs. The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.
          20.14. Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
          20.15. No Fractional Shares. An Option or other Award shall not be exercisable with respect to a fractional Share or the lesser of fifty (50) shares or the full number of Shares then subject to the Option or other Award. No fractional Shares shall be issued upon the exercise or payment of an Option or other Award.
          20.16. Subsidiary or Affiliate Eligible Individuals. In the case of a grant of an Award to any Eligible Individual of a Subsidiary or Affiliate, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to such Subsidiary or Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that such Subsidiary or Affiliate will transfer such Shares to such Eligible Individual in accordance with the terms and conditions of such Award and those of the Plan. The Committee may also adopt procedures regarding treatment of any Shares so transferred to a Subsidiary or Affiliate that are subsequently forfeited or canceled.
          20.17. Data Protection. By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan. The Company may share such information with any Subsidiary or Affiliate, any trustee, its registrars, brokers, other third-party administrator or any person who obtains control of the Company or any Subsidiary or Affiliate or any division respectively thereof.
          20.18. Right of Offset. The Company and the Subsidiaries and Affiliates shall have the right to offset against the obligations to make payment or issue any Shares to any Participant under the Plan, any outstanding amounts (including travel and entertainment advance balances, loans, tax withholding amounts paid by the employer or amounts repayable to the Company or any Subsidiary or Affiliate pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to the Company or any Subsidiary or Affiliate and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement.
          20.19. Participants Based Outside of the United States. The Committee may grant awards to Eligible Individuals who are non-United States nationals, or who reside outside the United States or who are not compensated from a payroll maintained in the United States or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and comply with such legal or regulatory provisions, and, in furtherance of such purposes, the Committee may make or establish such modifications, amendments, procedures or subplans as may be necessary or advisable to comply with such legal or regulatory requirements (including triggering a public offering or to maximize tax efficiency).

VOTE BY INTERNET — www.proxyvote.com KBW, INC. Use the Internet to transmit your voting instructions and for electronic delivery BNY MELLON SHAREHOLDER SERVICES of information up until 11:59 P.M. New York time on Monday, P.O. BOX 358015 June 8, 2009. Have your proxy card in hand when you access the web site and PITTSBURG, PA 15252-8015 follow the instructions to obtain your records and to create an electronic Toll Free: 877-897-6894 voting instruction form. International: 201-680-6685 TTY# Hearing Impaired: 800-231-5469 www.bnymellon.com/shareowner/isd VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. New York time on Monday, June 8, 2009. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to KBW, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by KBW, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M13399-P75080 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KBW, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends a vote FOR number(s) of the nominee(s) on the line below. the following items: 1. Election of the following Director nominees for a three-year term: 01) John G. Duffy 02) Daniel M. Healy 03) Michael J. Zimmerman For Against Abstain 2. Approval of the KBW, Inc. 2009 Incentive Compensation Plan. 3. Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2009. Yes No Please indicate if you plan to attend this meeting. To change the address on your account, please check the box at right and indicate your new address in the space on the reverse side. Please note that change(s) to the registered name(s) on the account may not be submitted via this method. Please sign exactly as name appears hereon. One joint owner may sign on behalf of the others. When signing in a representative capacity, please clearly state your capacity. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Annual Meeting Admission Ticket KBW, Inc. 2009 Annual Meeting of Stockholders Tuesday, June 9, 2009 10:00 a.m. New York Time AMA New York Executive Conference Center 1601 Broadway (between 48th and 49th Streets) New York, NY 10019 (212) 903-8262 www.amaconferencecenters.org This Admission Ticket will be required to admit you to the meeting. Please write your name and address in the space provided below and present this ticket when you enter. Name: Address: City, State and Zip Code: Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The 2009 Notice and Proxy Statement, 2008 Annual Report, and 2008 Form 10-K are available at www.proxyvote.com M13400-P75080 KBW, INC. The undersigned hereby appoint(s) John G. Duffy, Robert Giambrone and Mitchell B. Kleinman, and each of them, as proxies, each with full power to act without the others and with full power of substitution, to vote as indicated on the back of this card all the shares of common stock of KBW, Inc. in this account held in the name of the undersigned at the close of business on April 13, 2009, at the annual meeting of stockholders to be held on June 9, 2009, at 10:00 a.m. New York time, and at any adjournment thereof, with all the powers the undersigned would have if personally present. If this card is properly executed and returned, the shares represented thereby will be voted. If a choice is specified by the stockholder, the shares will be voted accordingly. If not otherwise specified, the shares represented by this card will be voted FOR items 1, 2 and 3, and, in the discretion of the proxy holders, upon such other matters as may properly come before the meeting. This proxy is solicited on behalf of the board of directors. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) PLEASE MARK YOUR VOTES AND SIGN ON THE REVERSE SIDE OF THIS CARD.